REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
TO THE BOARD OF TRUSTEES AND SHAREHOLDERS OF OPPENHEIMER GLOBAL SECURITIES
FUND/VA:

We have audited the accompanying statement of assets and liabilities of
Oppenheimer Global Securities Fund/VA, a series of Oppenheimer Variable Account
Funds, including the statement of investments, as of December 31, 2004, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for the periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

      We conducted our audits in accordance with the standards of the Public
Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.
An audit includes consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting.
Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of
December 31, 2004, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures.
Additionally, an audit includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

      In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of
Oppenheimer Global Securities Fund/VA as of December 31, 2004, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for the periods presented, in conformity with accounting principles generally accepted in the United States of America.

/s/ Deloitte & Touche LLP

DELOITTE & TOUCHE LLP

Denver, Colorado
February 11, 2005

STATEMENT OF INVESTMENTS  December 31, 2004
--------------------------------------------------------------------------------

                                                                           VALUE
                                                       SHARES         SEE NOTE 1
--------------------------------------------------------------------------------
COMMON STOCKS--94.9%
--------------------------------------------------------------------------------
CONSUMER DISCRETIONARY--16.9%
--------------------------------------------------------------------------------
AUTOMOBILES--1.3%
Porsche AG, Preferred                                  22,868       $ 14,506,586
--------------------------------------------------------------------------------
Toyota Motor Corp.                                    667,900         27,277,577
                                                                    ------------
                                                                      41,784,163

--------------------------------------------------------------------------------
HOTELS, RESTAURANTS & LEISURE--1.3%
International Game Technology                         568,100         19,531,278
                                                                    ------------
Starbucks Corp. 1                                     334,400         20,853,184
                                                                    ------------
                                                                      40,384,462

--------------------------------------------------------------------------------
HOUSEHOLD DURABLES--0.4%
Sharp Corp.                                           806,000         13,159,344
--------------------------------------------------------------------------------
INTERNET & CATALOG RETAIL--0.4%
Amazon.com, Inc. 1                                    279,100         12,361,339
--------------------------------------------------------------------------------
MEDIA--8.6%
Grupo Televisa SA, Sponsored
GDR                                                   405,299         24,520,590
--------------------------------------------------------------------------------
JC Decaux SA 1                                        492,604         14,382,403
--------------------------------------------------------------------------------
Pearson plc                                         1,950,238         23,532,707
--------------------------------------------------------------------------------
Reed Elsevier plc                                   1,423,866         13,135,346
--------------------------------------------------------------------------------
Singapore Press Holdings Ltd.                       5,887,640         16,590,997
--------------------------------------------------------------------------------
Sirius Satellite Radio, Inc. 1                     13,387,014        102,410,657
--------------------------------------------------------------------------------
Societe Television Francaise  1                       351,960         11,457,716
--------------------------------------------------------------------------------
Television Broadcasts Ltd.                          4,743,832         22,032,541
--------------------------------------------------------------------------------
Wolters Kluwer NV                                     738,450         14,825,209
--------------------------------------------------------------------------------
WPP Group plc                                       1,068,520         11,754,828
--------------------------------------------------------------------------------
Zee Telefilms Ltd.                                  4,876,300         19,193,350
                                                                    ------------
                                                                     273,836,344

--------------------------------------------------------------------------------
SPECIALTY RETAIL--4.3%
Circuit City Stores, Inc./
Circuit City Group                                  1,281,249         20,038,734
--------------------------------------------------------------------------------
Gap, Inc. (The)                                       522,500         11,035,200
--------------------------------------------------------------------------------
Hennes & Mauritz AB, B Shares                       1,955,900         68,135,981
--------------------------------------------------------------------------------
New Dixons Group plc                                8,998,110         26,258,740
--------------------------------------------------------------------------------
RadioShack Corp.                                      320,600         10,541,328
                                                                    ------------
                                                                     136,009,983

--------------------------------------------------------------------------------
TEXTILES, APPAREL & LUXURY GOODS--0.6%
Coach, Inc. 1                                         172,400          9,723,360
--------------------------------------------------------------------------------
LVMH Moet Hennessey
Louis Vuitton                                         108,870          8,338,758
                                                                    ------------
                                                                      18,062,118
--------------------------------------------------------------------------------
CONSUMER STAPLES--7.4%
--------------------------------------------------------------------------------
BEVERAGES--1.5%
Companhia de Bebidas das
Americas, ADR                                         563,415         15,961,547

                                                                           VALUE
                                                       SHARES         SEE NOTE 1
--------------------------------------------------------------------------------
BEVERAGES Continued
Diageo plc                                            406,400       $  5,797,243
--------------------------------------------------------------------------------
Fomento Economico Mexicano
SA de CV, UBD                                       2,863,600         15,036,019
--------------------------------------------------------------------------------
Grupo Modelo SA de CV,
Series C                                            3,951,400         10,868,388
                                                                    ------------
                                                                      47,663,197

--------------------------------------------------------------------------------
FOOD & STAPLES RETAILING--1.0%
Boots Group plc                                     1,010,620         12,718,608

--------------------------------------------------------------------------------
Carrefour SA                                          180,410          8,592,587

--------------------------------------------------------------------------------
Seven-Eleven Japan Co. Ltd.                           321,000         10,118,376
                                                                    ------------
                                                                      31,429,571

--------------------------------------------------------------------------------
FOOD PRODUCTS--1.0%
Cadbury Schweppes plc                               3,289,501         30,630,265
--------------------------------------------------------------------------------
HOUSEHOLD PRODUCTS--2.5%
Hindustan Lever Ltd.                                5,411,000         17,862,399
--------------------------------------------------------------------------------
Reckitt Benckiser plc                               2,002,937         60,527,259
                                                                    ------------
                                                                      78,389,658

--------------------------------------------------------------------------------
PERSONAL PRODUCTS--1.0%
Gillette Co.                                          513,100         22,976,618
--------------------------------------------------------------------------------
Shiseido Co. Ltd.                                     734,000         10,629,999
                                                                    ------------
                                                                      33,606,617

--------------------------------------------------------------------------------
TOBACCO--0.4%
Altria Group, Inc.                                    133,000          8,126,300
--------------------------------------------------------------------------------
ITC Ltd.                                              115,900          3,492,197
                                                                    ------------
                                                                      11,618,497

--------------------------------------------------------------------------------
ENERGY--7.6%
--------------------------------------------------------------------------------
ENERGY EQUIPMENT & SERVICES--3.2%
GlobalSantaFe Corp.                                   895,100         29,636,761
--------------------------------------------------------------------------------
Technip SA                                            174,520         32,261,411
--------------------------------------------------------------------------------
Transocean, Inc. 1                                    901,700         38,223,063
                                                                    ------------
                                                                     100,121,235

--------------------------------------------------------------------------------
OIL & GAS--4.4%
BP plc, ADR                                           407,969         23,825,390
--------------------------------------------------------------------------------
Burlington Resources, Inc.                            324,400         14,111,400
--------------------------------------------------------------------------------
ChevronTexaco Corp.                                   466,944         24,519,229
--------------------------------------------------------------------------------
Encana Corp.                                          356,817         20,369,973
--------------------------------------------------------------------------------
ENI SpA                                               532,000         13,319,886
--------------------------------------------------------------------------------
Husky Energy, Inc.                                  1,009,715         28,863,447
--------------------------------------------------------------------------------
Oil & Natural Gas Corp. Ltd.                          190,670          3,594,746
--------------------------------------------------------------------------------
Total SA, B Shares                                     57,630         12,630,122
                                                                    ------------
                                                                     141,234,193

                                                                           VALUE
                                                      SHARES          SEE NOTE 1
--------------------------------------------------------------------------------
FINANCIALS--17.7%
--------------------------------------------------------------------------------
CAPITAL MARKETS--0.3%
Northern Trust Corp.                                 200,100        $  9,720,858
--------------------------------------------------------------------------------
COMMERCIAL BANKS--8.2%
ABN Amro Holding NV                                1,125,400          29,813,845
--------------------------------------------------------------------------------
Anglo Irish Bank Corp.                               742,166          18,057,321
--------------------------------------------------------------------------------
Australia & New Zealand
Banking Group Ltd.                                   841,550          13,583,038
--------------------------------------------------------------------------------
Commerce Bancorp, Inc.                                91,900           5,918,360
--------------------------------------------------------------------------------
HSBC Holdings plc 3                                1,790,887          30,644,174
--------------------------------------------------------------------------------
HSBC Holdings plc 3                                  205,000           3,459,567
--------------------------------------------------------------------------------
ICICI Bank Ltd., Sponsored ADR                     1,198,250          24,144,738
--------------------------------------------------------------------------------
Resona Holdings, Inc. 1                            6,040,000          12,219,640
--------------------------------------------------------------------------------
Royal Bank of Scotland
Group plc (The)                                    1,823,287          61,329,317
--------------------------------------------------------------------------------
Societe Generale, Cl. A                              280,020          28,336,943
--------------------------------------------------------------------------------
Wachovia Corp.                                       599,029          31,508,925
                                                                    ------------
                                                                     259,015,868

--------------------------------------------------------------------------------
DIVERSIFIED FINANCIAL SERVICES--5.1%
3i Group plc                                         903,406          11,551,442
--------------------------------------------------------------------------------
American Express Co.                                 415,900          23,444,283
--------------------------------------------------------------------------------
Citigroup, Inc.                                      201,566           9,711,450
--------------------------------------------------------------------------------
Credit Saison Co. Ltd.                               479,600          17,511,466
--------------------------------------------------------------------------------
Investor AB, B Shares                                611,109           7,770,595
--------------------------------------------------------------------------------
JPMorgan Chase & Co.                               1,242,563          48,472,383
--------------------------------------------------------------------------------
MBNA Corp.                                           963,250          27,154,018
--------------------------------------------------------------------------------
MLP AG                                               343,647           6,801,006
--------------------------------------------------------------------------------
Schwab (Charles) Corp.                               888,300          10,624,068
                                                                    ------------
                                                                     163,040,711

--------------------------------------------------------------------------------
INSURANCE--4.1%
ACE Ltd.                                             647,871          27,696,485
--------------------------------------------------------------------------------
Aegon NV                                           1,642,107          22,387,295
--------------------------------------------------------------------------------
Allianz AG                                           220,600          29,130,474
--------------------------------------------------------------------------------
Berkshire Hathaway, Inc., Cl. B 1                      7,250          21,286,000
--------------------------------------------------------------------------------
Everest Re Group Ltd.                                127,300          11,400,988
--------------------------------------------------------------------------------
Manulife Financial Corp.                             373,713          17,279,723
                                                                    ------------
                                                                     129,180,965

--------------------------------------------------------------------------------
HEALTH CARE--12.8%
--------------------------------------------------------------------------------
BIOTECHNOLOGY--3.6%
Affymetrix, Inc. 1                                   413,600          15,117,080
--------------------------------------------------------------------------------
Amgen, Inc. 1                                        456,900          29,310,135
--------------------------------------------------------------------------------
Applera Corp./Applied
Biosystems Group                                     498,500          10,423,635
--------------------------------------------------------------------------------
Genentech, Inc. 1                                    262,700          14,301,388
--------------------------------------------------------------------------------
Genzyme Corp.
(General Division) 1                                 246,600          14,320,062

                                                                           VALUE
                                                      SHARES          SEE NOTE 1
--------------------------------------------------------------------------------
BIOTECHNOLOGY Continued
Gilead Sciences, Inc. 1                              698,360        $ 24,435,616
--------------------------------------------------------------------------------
Human Genome Sciences, Inc. 1                        302,400           3,634,848
--------------------------------------------------------------------------------
Millennium Pharmaceuticals, Inc. 1                   291,700           3,535,404
                                                                    ------------
                                                                     115,078,168

--------------------------------------------------------------------------------
HEALTH CARE EQUIPMENT & SUPPLIES--1.5%
Essilor International SA                             178,810          14,011,685
--------------------------------------------------------------------------------
Nektar Therapeutics 1,2                              314,361           5,090,133
--------------------------------------------------------------------------------
Smith & Nephew plc                                 2,623,390          26,845,349
                                                                    ------------
                                                                      45,947,167

--------------------------------------------------------------------------------
HEALTH CARE PROVIDERS & SERVICES--1.6%
Express Scripts, Inc. 1                              162,800          12,444,432
--------------------------------------------------------------------------------
IMS Health, Inc.                                     529,900          12,298,979
--------------------------------------------------------------------------------
Quest Diagnostics, Inc.                              272,100          25,999,155
                                                                    ------------
                                                                      50,742,566

-------------------------------------------------------------------------------
PHARMACEUTICALS--6.1%
AstraZeneca plc                                      267,000           9,683,274
--------------------------------------------------------------------------------
Chugai Pharmaceutical Co. Ltd.                       754,800          12,478,103
--------------------------------------------------------------------------------
Eli Lilly & Co.                                      160,100           9,085,675
--------------------------------------------------------------------------------
Novartis AG                                          404,244          20,370,399
--------------------------------------------------------------------------------
Pfizer, Inc.                                         657,719          17,686,064
--------------------------------------------------------------------------------
Roche Holdings AG                                    310,265          35,716,901
--------------------------------------------------------------------------------
Sanofi-Synthelabo SA                                 691,494          55,266,885
--------------------------------------------------------------------------------
Schering-Plough Corp.                                785,200          16,394,976
--------------------------------------------------------------------------------
Shionogi & Co. Ltd.                                1,266,000          17,506,802
                                                                    ------------
                                                                     194,189,079

------------------------------------------------------------------------------
INDUSTRIALS--4.5%
--------------------------------------------------------------------------------
AEROSPACE & DEFENSE--3.0%
Boeing Co.                                           279,300          14,459,361
--------------------------------------------------------------------------------
Empresa Brasileira de
Aeronautica SA, ADR                                  920,934          30,796,033
--------------------------------------------------------------------------------
Lockheed Martin Corp.                                237,200          13,176,460
--------------------------------------------------------------------------------
Northrop Grumman Corp.                               251,200          13,655,232
--------------------------------------------------------------------------------
Raytheon Co.                                         577,600          22,428,208
                                                                    ------------
                                                                      94,515,294

--------------------------------------------------------------------------------
CONSTRUCTION & ENGINEERING--0.1%
JGC Corp.                                            490,000           4,480,628
--------------------------------------------------------------------------------
INDUSTRIAL CONGLOMERATES--0.9%
Hutchison Whampoa Ltd.                             1,415,000          13,243,950
--------------------------------------------------------------------------------
Siemens AG                                           189,018          16,021,697
                                                                    ------------
                                                                      29,265,647

--------------------------------------------------------------------------------
MACHINERY--0.4%
Hyundai Heavy Industries Co. Ltd.                    342,470          11,396,920

STATEMENT OF INVESTMENTS  Continued
--------------------------------------------------------------------------------

                                                                           VALUE
                                                      SHARES          SEE NOTE 1
--------------------------------------------------------------------------------
MARINE--0.1%
Peninsular & Oriental Steam
Navigation Co.                                          586,910   $    3,352,258
--------------------------------------------------------------------------------
INFORMATION TECHNOLOGY--19.7%
--------------------------------------------------------------------------------
COMMUNICATIONS EQUIPMENT--5.8%
Alcatel SA 1                                          1,046,470       16,376,510
--------------------------------------------------------------------------------
Cisco Systems, Inc. 1                                   924,600       17,844,780
--------------------------------------------------------------------------------
Corning, Inc. 1                                       1,238,400       14,575,968
--------------------------------------------------------------------------------
JDS Uniphase Corp. 1                                  4,530,200       14,360,734
--------------------------------------------------------------------------------
Juniper Networks, Inc. 1                                430,700       11,710,733
--------------------------------------------------------------------------------
QUALCOMM, Inc.                                          690,500       29,277,200
--------------------------------------------------------------------------------
Scientific-Atlanta, Inc.                                317,200       10,470,772
--------------------------------------------------------------------------------
Telefonaktiebolaget LM
Ericsson, B Shares 1                                 21,949,100       70,021,507
                                                                  --------------
                                                                     184,638,204

--------------------------------------------------------------------------------
COMPUTERS & PERIPHERALS--1.5%
International Business
Machines Corp.                                          304,117       29,979,854
--------------------------------------------------------------------------------
Sun Microsystems, Inc. 1                              3,464,000       18,636,320
                                                                  --------------
                                                                      48,616,174

--------------------------------------------------------------------------------
ELECTRONIC EQUIPMENT & INSTRUMENTS--1.8%
Hoya Corp.                                               70,400        7,948,941
--------------------------------------------------------------------------------
Keyence Corp.                                            50,200       11,248,092
--------------------------------------------------------------------------------
Murata Manufacturing Co. Ltd.                           222,100       12,463,010
--------------------------------------------------------------------------------
Nidec Corp.                                              48,300        5,887,255
--------------------------------------------------------------------------------
Omron Corp.                                             134,000        3,197,326
--------------------------------------------------------------------------------
Tandberg ASA                                          1,405,950       17,468,029
                                                                  --------------
                                                                      58,212,653

--------------------------------------------------------------------------------
INTERNET SOFTWARE & SERVICES--0.3%
Yahoo Japan Corp. 1                                       1,762        8,460,076
--------------------------------------------------------------------------------
IT SERVICES--1.6%
Amadeus Global Travel
Distribution SA                                       1,419,001       14,600,839
--------------------------------------------------------------------------------
Infosys Technologies Ltd.                               738,140       35,472,152
                                                                  --------------
                                                                      50,072,991

--------------------------------------------------------------------------------
OFFICE ELECTRONICS--0.4%
Canon, Inc.                                             208,000       11,264,629
--------------------------------------------------------------------------------
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT--4.4%
Advanced Micro Devices, Inc. 1                        1,920,800       42,296,016
--------------------------------------------------------------------------------
Altera Corp. 1                                          254,000        5,257,800
--------------------------------------------------------------------------------
National Semiconductor Corp. 1                        1,125,800       20,208,110
--------------------------------------------------------------------------------
Nikon Corp.                                           1,192,415       14,787,233
--------------------------------------------------------------------------------
Samsung Electronics Co.                                  62,740       27,303,294
--------------------------------------------------------------------------------
Silicon Laboratories, Inc. 1                            158,800        5,607,228

                                                                           VALUE
                                                      SHARES          SEE NOTE 1
--------------------------------------------------------------------------------
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT Continued
Taiwan Semiconductor
Manufacturing Co. Ltd. 2                             15,313,223   $   24,402,580
                                                                  --------------
                                                                     139,862,261

--------------------------------------------------------------------------------
SOFTWARE--3.9%
BEA Systems, Inc. 1                                   1,408,805       12,482,012
--------------------------------------------------------------------------------
Cadence Design Systems, Inc. 1                          888,770       12,273,914
--------------------------------------------------------------------------------
Electronic Arts, Inc. 1                                  81,442        5,023,343
--------------------------------------------------------------------------------
Novell, Inc. 1                                        1,827,226       12,333,776
--------------------------------------------------------------------------------
Red Hat, Inc. 1                                         402,100        5,368,035
--------------------------------------------------------------------------------
SAP AG                                                  170,738       30,448,323
--------------------------------------------------------------------------------
Symantec Corp. 1                                        633,000       16,306,080
--------------------------------------------------------------------------------
Trend Micro, Inc.                                       341,000       18,519,702
--------------------------------------------------------------------------------
Veritas Software Corp. 1                                319,100        9,110,305
                                                                  --------------
                                                                     121,865,490

--------------------------------------------------------------------------------
TELECOMMUNICATION SERVICES--7.3%
--------------------------------------------------------------------------------
DIVERSIFIED TELECOMMUNICATION SERVICES--1.7%
France Telecom SA                                       903,108       29,903,100
--------------------------------------------------------------------------------
Tele Norte Leste Participacoes SA                            78            1,368
--------------------------------------------------------------------------------
Tele Norte Leste Participacoes
SA, Preference                                        1,387,785       23,199,418
                                                                  --------------
                                                                      53,103,886

--------------------------------------------------------------------------------
WIRELESS TELECOMMUNICATION SERVICES--5.6%
Hutchison Telecommunications
International Ltd. 1                                     18,720           16,859
--------------------------------------------------------------------------------
KDDI Corp.                                                8,604       46,349,253
--------------------------------------------------------------------------------
SK Telecom Co. Ltd., ADR                                874,960       19,467,860
--------------------------------------------------------------------------------
Vodafone Group plc                                   41,162,730      111,627,608
                                                                  --------------
                                                                     177,461,580

--------------------------------------------------------------------------------
UTILITIES--1.0%
--------------------------------------------------------------------------------
ELECTRIC UTILITIES--0.4%
Energias de Portugal SA                               2,729,106        8,272,266
--------------------------------------------------------------------------------
Fortum Oyj                                              256,200        4,743,026
                                                                  --------------
                                                                      13,015,292

--------------------------------------------------------------------------------
GAS UTILITIES--0.6%
Gail India Ltd.                                         324,270        1,720,936
--------------------------------------------------------------------------------
Hong Kong & China Gas Co. Ltd.                        8,035,000       16,591,628
                                                                  --------------
                                                                      18,312,564
                                                                  --------------

Total Common Stocks
(Cost $2,080,377,086)                                              3,005,102,915

                                                         PRINCIPAL             VALUE
                                                            AMOUNT        SEE NOTE 1
------------------------------------------------------------------------------------
JOINT REPURCHASE AGREEMENTS--4.8%
------------------------------------------------------------------------------------

Undivided interest of 10.58% in joint repurchase
agreement (Principal Amount/Value $1,443,703,000,
with a maturity value of $1,443,962,867) with UBS
Warburg LLC, 2.16%, dated 12/31/04, to be
repurchased at $152,800,499 on 1/3/05,
collateralized by Federal National Mortgage
Assn., 5%--6%, 4/1/34--10/1/34, with
a value of $1,474,609,071
(Cost $152,773,000)                                 $  152,773,000    $  152,773,000

------------------------------------------------------------------------------------
TOTAL INVESTMENTS, AT VALUE
(COST $2,233,150,086)                                         99.7%    3,157,875,915
------------------------------------------------------------------------------------
OTHER ASSETS NET OF LIABILITIES                                0.3         9,821,293
                                                    --------------------------------
NET ASSETS                                                   100.0%   $3,167,697,208
                                                    ================================

FOOTNOTES TO STATEMENT OF INVESTMENTS

1. Non-income producing security.

2. Illiquid or restricted security. The aggregate value of illiquid or restricted securities as of December 31, 2004 was $29,492,713, which represents
0.93% of the Fund's net assets, of which $5,090,133 is considered restricted.
See Note 6 of Notes to Financial Statements.

3. The Fund holds securities which have been issued by the same entity and that trade on separate exchanges.

--------------------------------------------------------------------------------
GEOGRAPHIC HOLDINGS (Unaudited)
--------------------------------------------------------------------------------

DISTRIBUTION OF INVESTMENTS REPRESENTING GEOGRAPHIC HOLDINGS, AS A PERCENTAGE OF
TOTAL INVESTMENTS AT VALUE, IS AS FOLLOWS:

GEOGRAPHIC HOLDINGS                                         VALUE       PERCENT
--------------------------------------------------------------------------------
United States                                      $1,255,621,619          39.8%
United Kingdom                                        466,673,375          14.8
Japan                                                 265,507,452           8.4
France                                                231,558,120           7.3
Sweden                                                145,928,083           4.6
India                                                 105,480,518           3.3
Germany                                                96,908,086           3.1
Brazil                                                 69,958,366           2.2
The Netherlands                                        67,026,349           2.1
Canada                                                 66,513,143           2.1
Korea, Republic of South                               58,168,074           1.8
Switzerland                                            56,087,300           1.8
Hong Kong                                              51,884,978           1.6
Mexico                                                 50,424,997           1.6
Bermuda                                                39,097,473           1.2
Taiwan                                                 24,402,580           0.8
Ireland                                                18,057,321           0.6
Norway                                                 17,468,029           0.6
Singapore                                              16,590,997           0.5
Spain                                                  14,600,839           0.5
Australia                                              13,583,038           0.4
Italy                                                  13,319,886           0.4
Portugal                                                8,272,266           0.3
Finland                                                 4,743,026           0.2
                                                   -----------------------------
Total                                              $3,157,875,915         100.0%
                                                   =============================

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

STATEMENT OF ASSETS AND LIABILITIES  December 31, 2004
--------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------
ASSETS
---------------------------------------------------------------------------------------------------------

Investments, at value (cost $2,233,150,086)--see accompanying statement of investments   $ 3,157,875,915
---------------------------------------------------------------------------------------------------------
Cash                                                                                              70,058
---------------------------------------------------------------------------------------------------------
Cash--foreign currencies (cost $2,287,816)                                                     2,318,287
---------------------------------------------------------------------------------------------------------
Receivables and other assets:
Interest and dividends                                                                         5,682,367
Shares of beneficial interest sold                                                             3,273,141
Investments sold                                                                                 587,702
Other                                                                                             32,367
                                                                                        ----------------
Total assets                                                                               3,169,839,837

---------------------------------------------------------------------------------------------------------
LIABILITIES
---------------------------------------------------------------------------------------------------------
Payables and other liabilities:
Shares of beneficial interest redeemed                                                         1,560,266
Distribution and service plan fees                                                               210,215
Custodian fees                                                                                   124,870
Foreign capital gains tax                                                                        106,918
Trustees' compensation                                                                            50,045
Shareholder communications                                                                        36,185
Transfer and shareholder servicing agent fees                                                      3,455
Other                                                                                             50,675
                                                                                         ---------------
Total liabilities                                                                              2,142,629

---------------------------------------------------------------------------------------------------------
NET ASSETS                                                                               $ 3,167,697,208
                                                                                         ================

---------------------------------------------------------------------------------------------------------
COMPOSITION OF NET ASSETS
Par value of shares of beneficial interest                                               $       107,376
---------------------------------------------------------------------------------------------------------
Additional paid-in capital                                                                 2,361,502,185
---------------------------------------------------------------------------------------------------------
Accumulated net investment income                                                             13,762,145
---------------------------------------------------------------------------------------------------------
Accumulated net realized loss on investments and foreign currency transactions              (132,454,462)
---------------------------------------------------------------------------------------------------------
Net unrealized appreciation on investments and translation of assets and liabilities
denominated in foreign currencies                                                            924,779,964
                                                                                         ----------------
NET ASSETS                                                                               $ 3,167,697,208
                                                                                         ================

---------------------------------------------------------------------------------------------------------
NET ASSET VALUE PER SHARE
Non-Service Shares:
Net asset value, redemption price per share and offering price per share (based on
net assets of $2,518,866,995 and 85,355,332 shares of beneficial interest outstanding)            $29.51
---------------------------------------------------------------------------------------------------------
Service Shares:
Net asset value, redemption price per share and offering price per share (based on
net assets of $346,402,810 and 11,809,440 shares of beneficial interest outstanding)              $29.33
---------------------------------------------------------------------------------------------------------
Class 3 Shares:
Net asset value, redemption price per share and offering price per share (based on
net assets of $265,043,754 and 8,937,735 shares of beneficial interest outstanding)               $29.65
---------------------------------------------------------------------------------------------------------
Class 4 Shares:
Net asset value, redemption price per share and offering price per share (based on
net assets of $37,383,649 and 1,273,510 shares of beneficial interest outstanding)                $29.35
---------------------------------------------------------------------------------------------------------

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

STATEMENT OF OPERATIONS  For the Year Ended December 31, 2004
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
INVESTMENT INCOME
--------------------------------------------------------------------------------
Dividends (net of foreign withholding taxes of $4,284,789)        $  46,732,962
--------------------------------------------------------------------------------
Interest                                                              1,850,524
                                                                  -------------
Total investment income                                              48,583,486

--------------------------------------------------------------------------------
EXPENSES
--------------------------------------------------------------------------------
Management fees                                                      18,297,753
--------------------------------------------------------------------------------
Distribution and service plan fees:
Service shares                                                          617,506
Class 4 shares                                                           32,566
--------------------------------------------------------------------------------
Transfer and shareholder servicing agent fees:
Non-Service shares                                                       10,282
Service shares                                                           10,036
Class 3 shares                                                           10,026
Class 4 shares                                                            5,016
--------------------------------------------------------------------------------
Shareholder communications:
Non-Service shares                                                       89,139
Service shares                                                            8,396
Class 3 shares                                                            6,834
Class 4 shares                                                              382
--------------------------------------------------------------------------------
Custodian fees and expenses                                             571,468
--------------------------------------------------------------------------------
Trustees' compensation                                                   70,320
--------------------------------------------------------------------------------
Other                                                                   114,362
                                                                  --------------
Total expenses                                                       19,844,086
Less reduction to custodian expenses                                    (11,719)
                                                                  --------------
Net expenses                                                         19,832,367

--------------------------------------------------------------------------------
NET INVESTMENT INCOME                                                28,751,119

--------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN
--------------------------------------------------------------------------------
Net realized gain on:
Investments                                                         137,644,145
Foreign currency transactions                                        41,371,491
Net increase from payment by affiliate                                   70,760
                                                                  -------------
Net realized gain                                                   179,086,396
--------------------------------------------------------------------------------
Net change in unrealized appreciation on:
Investments (net of foreign capital gains tax of $106,918)          280,226,888
Translation of assets and liabilities denominated in foreign
  currencies                                                         50,820,961
                                                                  --------------
Net change in unrealized appreciation                               331,047,849
--------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS              $ 538,885,364
                                                                  ==============

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

YEAR ENDED DECEMBER 31,                                                      2004               2003
-----------------------------------------------------------------------------------------------------

OPERATIONS
-----------------------------------------------------------------------------------------------------
Net investment income                                             $    28,751,119    $    18,395,967
-----------------------------------------------------------------------------------------------------
Net realized gain (loss)                                              179,086,396        (67,064,035)
-----------------------------------------------------------------------------------------------------
Net change in unrealized appreciation (depreciation)                  331,047,849        777,963,383
                                                                  -----------------------------------
Net increase in net assets resulting from operations                  538,885,364        729,295,315

-----------------------------------------------------------------------------------------------------
DIVIDENDS AND/OR DISTRIBUTIONS TO SHAREHOLDERS
-----------------------------------------------------------------------------------------------------
Dividends from net investment income:
Non-Service shares                                                    (30,456,227)       (13,324,089)
Service shares                                                         (2,439,240)          (449,100)
Class 3 shares                                                         (2,221,201)                --
Class 4 shares                                                                 --                 --

-----------------------------------------------------------------------------------------------------
BENEFICIAL INTEREST TRANSACTIONS
-----------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from beneficial interest transactions:
Non-Service shares                                                   (177,302,804)        79,623,681
Service shares                                                        130,991,549         77,667,391
Class 3 shares                                                         80,796,251        121,430,754
Class 4 shares                                                         32,377,319                 --

-----------------------------------------------------------------------------------------------------
NET ASSETS
-----------------------------------------------------------------------------------------------------
Total increase                                                        570,631,011        994,243,952
-----------------------------------------------------------------------------------------------------
Beginning of period                                                 2,597,066,197      1,602,822,245
                                                                  -----------------------------------
End of period (including accumulated net investment income of
$13,762,145 and $14,682,479, respectively)                        $ 3,167,697,208    $ 2,597,066,197
                                                                  ===================================

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

NON-SERVICE SHARES  YEAR ENDED DECEMBER 31,                  2004           2003           2002           2001          2000
-------------------------------------------------------------------------------------------------------------------------------

PER SHARE OPERATING DATA
-------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                   $    25.08     $    17.70     $    22.84     $    30.33     $    33.41
-------------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income                                         .26 1          .19            .16            .17            .27
Net realized and unrealized gain (loss)                      4.49           7.34          (5.19)         (3.85)          1.82
                                                       ------------------------------------------------------------------------
Total from investment operations                             4.75           7.53          (5.03)         (3.68)          2.09
-------------------------------------------------------------------------------------------------------------------------------
Dividends and/or distributions to shareholders:
Dividends from net investment income                         (.32)          (.15)          (.11)          (.19)          (.09)
Distributions from net realized gain                           --             --             --          (3.62)         (5.08)
                                                       ------------------------------------------------------------------------
Total dividends and/or distributions to shareholders         (.32)          (.15)          (.11)         (3.81)         (5.17)
-------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                         $    29.51     $    25.08     $    17.70     $    22.84     $    30.33
                                                       ========================================================================

-------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN, AT NET ASSET VALUE 2                          19.16%         43.02%        (22.13)%       (12.04)%         5.09%
-------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
-------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in thousands)               $2,518,867     $2,280,752     $1,549,993     $1,905,890     $2,136,420
-------------------------------------------------------------------------------------------------------------------------------
Average net assets (in thousands)                      $2,451,188     $1,751,226     $1,776,289     $1,918,335     $2,116,100
-------------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets: 3
Net investment income                                        1.01%          0.99%          0.80%          0.70%          0.83%
Total expenses                                               0.66% 4        0.67% 4        0.67% 4        0.70% 4        0.68% 4
-------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                        30%            34%            34%            39%            50%

1. Per share amounts calculated based on the average shares outstanding during the period.

2. Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are not annualized for periods less than one full year. Total return information does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

3. Annualized for periods of less than one full year.

4. Reduction to custodian expenses less than 0.01%.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

FINANCIAL HIGHLIGHTS  Continued
--------------------------------------------------------------------------------

SERVICE SHARES  YEAR ENDED DECEMBER 31,                    2004           2003           2002           2001       2000 1
--------------------------------------------------------------------------------------------------------------------------

PER SHARE OPERATING DATA
--------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                   $  24.96       $  17.61       $  22.78       $  30.30       $32.65
--------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income                                       .20 2          .12            .12            .21         .03
Net realized and unrealized gain (loss)                    4.46           7.36          (5.19)         (3.92)      (2.38)
                                                       -------------------------------------------------------------------
Total from investment operations                           4.66           7.48          (5.07)         (3.71)      (2.35)
--------------------------------------------------------------------------------------------------------------------------
Dividends and/or distributions to shareholders:
Dividends from net investment income                       (.29)          (.13)          (.10)          (.19)         --
Distributions from net realized gain                         --             --             --          (3.62)         --
                                                       -------------------------------------------------------------------
Total dividends and/or distributions to shareholders       (.29)          (.13)          (.10)         (3.81)         --
--------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                         $  29.33       $  24.96       $  17.61       $  22.78       $30.30
                                                       ===================================================================

--------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN, AT NET ASSET VALUE 3                        18.88%         42.86%        (22.37)%       (12.17)%     (7.20)%
--------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
--------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in thousands)               $346,403       $168,739       $ 52,830       $ 20,467       $ 983
--------------------------------------------------------------------------------------------------------------------------
Average net assets (in thousands)                      $247,490       $ 91,800       $ 34,847       $  8,502       $ 325
--------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets: 4
Net investment income                                      0.77%          0.68%          0.51%          0.44%       0.60%
Total expenses                                             0.91% 5        0.93% 5        0.90% 5        0.85% 5     0.83% 5
--------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                      30%            34%            34%            39%         50%

1. For the period from July 13, 2000 (inception of offering) to December 31,
2000.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are not annualized for periods less than one full year. Total return information does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

4. Annualized for periods of less than one full year.

5. Reduction to custodian expenses less than 0.01%.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                   16 | OPPENHEIMER GLOBAL SECURITIES FUND/VA

CLASS 3 SHARES   YEAR ENDED DECEMBER 31,                    2004             2003 1
--------------------------------------------------------------------------------------

PER SHARE OPERATING DATA
--------------------------------------------------------------------------------------
Net asset value, beginning of period                     $ 25.19            $ 17.55
--------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income                                        .26 2              .07
Net realized and unrealized gain                            4.52               7.57
                                                         ----------------------------
Total from investment operations                            4.78               7.64
--------------------------------------------------------------------------------------
Dividends and/or distributions to shareholders:
Dividends from net investment income                        (.32)                --
Distributions from net realized gain                          --                 --
                                                         -----------------------------
Total dividends and/or distributions to shareholders        (.32)                --
--------------------------------------------------------------------------------------
Net asset value, end of period                           $ 29.65            $ 25.19
                                                         =============================

--------------------------------------------------------------------------------------
TOTAL RETURN, AT NET ASSET VALUE 3                         19.19%             43.53%
--------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
--------------------------------------------------------------------------------------
Net assets, end of period (in thousands)                 $265,044           $147,576
--------------------------------------------------------------------------------------
Average net assets (in thousands)                        $199,388           $80,579
--------------------------------------------------------------------------------------
Ratios to average net assets: 4
Net investment income                                       1.00%              0.73%
Total expenses                                              0.66% 5            0.68% 5
--------------------------------------------------------------------------------------
Portfolio turnover rate                                       30%                34%

1. For the period from May 1, 2003 (inception of offering) to December 31, 2003.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are not annualized for periods less than one full year. Total return information does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

4. Annualized for periods of less than one full year.

5. Reduction to custodian expenses less than 0.01%.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

FINANCIAL HIGHLIGHTS  Continued
--------------------------------------------------------------------------------

CLASS 4 SHARES   PERIOD ENDED DECEMBER 31,                          2004 1
-----------------------------------------------------------------------------
PER SHARE OPERATING DATA
Net asset value, beginning of period                               $ 25.21
-----------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income                                                  .09 2
Net realized and unrealized gain                                      4.05
                                                                   ----------

Total from investment operations                                      4.14
-----------------------------------------------------------------------------
Dividends and/or distributions to shareholders:
Dividends from net investment income                                    --
Distributions from net realized gain                                    --
                                                                   ----------
Total dividends and/or distributions to shareholders                    --
-----------------------------------------------------------------------------
Net asset value, end of period                                     $ 29.35

-----------------------------------------------------------------------------
TOTAL RETURN, AT NET ASSET VALUE 3                                   16.42%
-----------------------------------------------------------------------------

-----------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
-----------------------------------------------------------------------------
Net assets, end of period (in thousands)                           $37,384
-----------------------------------------------------------------------------
Average net assets (in thousands)                                  $19,774
-----------------------------------------------------------------------------
Ratios to average net assets: 4
Net investment income                                                 0.53%
Total expenses                                                        0.94% 5
-----------------------------------------------------------------------------
Portfolio turnover rate                                                 30%

1. For the period from May 3, 2004 (inception of offering) to December 31, 2004.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are not annualized for periods less than one full year. Total return information does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

4. Annualized for periods of less than one full year.

5. Reduction to custodian expenses less than 0.01%.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
1. SIGNIFICANT ACCOUNTING POLICIES

Oppenheimer Global Securities Fund/VA (the Fund) is a separate series of
Oppenheimer Variable Account Funds (the Trust), an open-end management investment company registered under the Investment Company Act of 1940, as amended. The Fund's investment objective is to seek long-term capital appreciation by investing a substantial portion of its assets in securities of foreign issuers, "growth-type" companies, cyclical industries and special situations that are considered to have appreciation possibilities. The Trust's investment advisor is OppenheimerFunds, Inc. (the Manager).

      The Fund offers Non-Service, Service, Class 3 and Class 4 shares. All classes are sold at their offering price, which is the net asset value per share, to separate investment accounts of participating insurance companies as an underlying investment for variable life insurance policies, variable annuity contracts or other investment products. All classes of shares have identical rights and voting privileges with respect to the Fund in general and exclusive voting rights on matters that affect that class alone. Earnings, net assets and net asset value per share may differ due to each class having its own expenses, such as transfer and shareholder servicing agent fees and shareholder communications, directly attributable to that class. The classes of shares designated as Service shares and Class 4 shares are subject to a distribution and service plan. The Fund assesses a 1% fee on the proceeds of Class 3 and
Class 4 shares that are redeemed (either by selling or exchanging to another
Oppenheimer fund or other investment option offered through your variable life insurance or variable annuity contract) within 60 days of their purchase. The fee, which is retained by the Fund, is accounted for as an addition to paid-in capital.

      The following is a summary of significant accounting policies consistently followed by the Fund.

--------------------------------------------------------------------------------
SECURITIES VALUATION. The Fund calculates the net asset value of its shares as of the close of The New York Stock Exchange (the Exchange), normally 4:00 P.M.
Eastern time, on each day the Exchange is open for business. Securities listed or traded on National Stock Exchanges or other domestic or foreign exchanges are valued based on the last sale price of the security traded on that exchange prior to the time when the Fund's assets are valued. Securities traded on NASDAQ are valued based on the closing price provided by NASDAQ prior to the time when the Fund's assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the closing bid and asked prices, and if not, at the closing bid price.
Corporate, government and municipal debt instruments having a remaining maturity in excess of 60 days and all mortgage-backed securities will be valued at the mean between the "bid" and "asked" prices. Securities may be valued primarily using dealer-supplied valuations or a portfolio pricing service authorized by the Board of Trustees. Securities (including restricted securities) for which market quotations are not readily available are valued at their fair value.
Foreign and domestic securities whose values have been materially affected by what the Manager identifies as a significant event occurring before the Fund's assets are valued but after the close of their respective exchanges will be fair valued. Fair value is determined in good faith using consistently applied procedures under the supervision of the Board of Trustees. Short-term "money market type" debt securities with remaining maturities of sixty days or less are valued at amortized cost (which approximates market value).

--------------------------------------------------------------------------------
FOREIGN CURRENCY TRANSLATION. The Fund's accounting records are maintained in
U.S. dollars. Prices of securities denominated in foreign currencies are translated into U.S. dollars as of the close of The New York Stock Exchange (the
Exchange), normally 4:00 P.M. Eastern time, on each day the Exchange is open for business. Amounts related to the purchase and sale of foreign securities and investment income are translated at the rates of exchange prevailing on the respective dates of such transactions. Foreign exchange rates may be valued primarily using dealer supplied valuations or a portfolio pricing service authorized by the Board of Trustees.

      Reported net realized foreign exchange gains or losses arise from sales of portfolio securities, sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the
Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net

NOTES TO FINANCIAL STATEMENTS  Continued
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
1. SIGNIFICANT ACCOUNTING POLICIES Continued

unrealized foreign exchange gains and losses arise from changes in the values of assets and liabilities, including investments in securities at fiscal period end, resulting from changes in exchange rates.

      The effect of changes in foreign currency exchange rates on investments is separately identified from the fluctuations arising from changes in market values of securities held and reported with all other foreign currency gains and losses in the Fund's Statement of Operations.

--------------------------------------------------------------------------------
JOINT REPURCHASE AGREEMENTS. Pursuant to an Exemptive Order issued by the
Securities and Exchange Commission, the Fund, along with other affiliated funds advised by the Manager, may transfer uninvested cash balances into joint trading accounts on a daily basis. These balances are invested in one or more repurchase agreements. Securities pledged as collateral for repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal. In the event of default by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

--------------------------------------------------------------------------------
ALLOCATION OF INCOME, EXPENSES, GAINS AND LOSSES. Income, expenses (other than those attributable to a specific class), gains and losses are allocated on a daily basis to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

--------------------------------------------------------------------------------
FEDERAL TAXES. The Fund intends to comply with provisions of the Internal
Revenue Code applicable to regulated investment companies and to distribute substantially all of its investment company taxable income, including any net realized gain on investments not offset by capital loss carryforwards, if any, to shareholders.

The tax components of capital shown in the table below represent distribution requirements the Fund must satisfy under the income tax regulations, losses the
Fund may be able to offset against income and gains realized in future years and unrealized appreciation or depreciation of securities and other investments for federal income tax purposes.

                                                               NET UNREALIZED
                                                                 APPRECIATION
                                                             BASED ON COST OF
                                                               SECURITIES AND
    UNDISTRIBUTED   UNDISTRIBUTED           ACCUMULATED     OTHER INVESTMENTS
    NET INVESTMENT      LONG-TERM                  LOSS    FOR FEDERAL INCOME
    INCOME                   GAIN  CARRYFORWARD 1,2,3,4          TAX PURPOSES
   --------------------------------------------------------------------------
   $32,197,430                $--         $ 130,533,912          $904,456,195

1. As of December 31, 2004, the Fund had $130,358,556 of net capital loss carryforwards available to offset future realized capital gains, if any, and thereby reduce future taxable gain distributions. As of December 31, 2004, details of the capital loss carryforwards were as follows:

                        EXPIRING
                        --------------------------
                        2010         $ 24,452,753
                        2011          105,905,803
                                     ------------
                        Total        $130,358,556
                                     ============

2. The Fund had $94,954 of post-October foreign currency losses which were deferred.

3. The Fund had $80,402 of post-October passive foreign investment company losses which were deferred.

4. During the fiscal year ended December 31, 2004, the Fund utilized
$170,421,832 of capital loss carryforward to offset capital gains realized in that fiscal year.

Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Fund. Accordingly, the following amounts have been reclassified for December 31, 2004. Net assets of the Fund were unaffected by the reclassifications.

      INCREASE TO            INCREASE TO
      ACCUMULATED        ACCUMULATED NET
      NET INVESTMENT       REALIZED LOSS
      INCOME              ON INVESTMENTS
      ----------------------------------
      $5,445,215              $5,445,215

The tax character of distributions paid during the years ended December 31, 2004 and December 31, 2003 was as follows:

                                         YEAR ENDED           YEAR ENDED
                                  DECEMBER 31, 2004    DECEMBER 31, 2003
      ------------------------------------------------------------------
      Distributions paid from:
      Ordinary income                   $35,116,668          $13,773,189

The aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes as of December 31, 2004 are noted below. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses or tax realization of financial statement unrealized gain or loss.

      Federal tax cost of securities                    $ 2,253,473,856
      Federal tax cost of other investments                   2,287,816
                                                        ---------------
      Total federal tax cost                            $ 2,255,761,672
                                                        ===============
      Gross unrealized appreciation                     $   940,496,257
      Gross unrealized depreciation                         (36,040,062)
                                                        ---------------
      Net unrealized appreciation                       $   904,456,195
                                                        ===============

Certain foreign countries impose a tax on capital gains which is accrued by the
Fund based on unrealized appreciation, if any, on affected securities. The tax is paid when the gain is realized.

--------------------------------------------------------------------------------
TRUSTEES' COMPENSATION. The Board of Trustees has adopted a deferred compensation plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. For purposes of determining the amount owed to the
Trustee under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of the Fund or in other Oppenheimer funds selected by the Trustee. The Fund purchases shares of the funds selected for deferral by the Trustee in amounts equal to his or her deemed investment, resulting in a Fund asset equal to the deferred compensation liability. Such assets are included as a component of "Other" within the asset section of the
Statement of Assets and Liabilities. Deferral of trustees' fees under the plan will not affect the net assets of the Fund, and will not materially affect the
Fund's assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance to the Plan.

--------------------------------------------------------------------------------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date. Income and capital gain distributions, if any, are declared and paid annually.

--------------------------------------------------------------------------------
INVESTMENT INCOME. Dividend income is recorded on the ex-dividend date or upon ex-dividend notification in the case of certain foreign dividends where the ex-dividend date may have passed. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income, which includes accretion of discount and amortization of premium, is accrued as earned.

--------------------------------------------------------------------------------
CUSTODIAN FEES. Custodian Fees and Expenses in the Statement of Operations may
include interest expense incurred by the Fund on any cash overdrafts of its custodian account during the period. Such cash overdrafts may result from the effects of failed trades in portfolio securities and from cash outflows resulting from unanticipated shareholder redemption activity. The Fund pays interest to its custodian on such cash overdrafts at a rate equal to the Federal
Funds Rate plus 0.50%. The Reduction to Custodian Expenses line item, if applicable, represents earnings on cash balances maintained by the Fund during the period. Such interest expense and other custodian fees may be paid with these earnings.

NOTES TO FINANCIAL STATEMENTS  Continued
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
1. SIGNIFICANT ACCOUNTING POLICIES Continued

SECURITY TRANSACTIONS. Security transactions are recorded on the trade date.
Realized gains and losses on securities sold are determined on the basis of identified cost.

--------------------------------------------------------------------------------
OTHER. The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

2. SHARES OF BENEFICIAL INTEREST

The Fund has authorized an unlimited number of $0.001 par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

                                              YEAR ENDED DECEMBER 31, 2004 1        YEAR ENDED DECEMBER 31, 2003 2
                                                   SHARES             AMOUNT           SHARES               AMOUNT
-------------------------------------------------------------------------------------------------------------------
NON-SERVICE SHARES

Sold                                           23,590,376      $ 610,109,742       56,815,585      $ 1,050,428,269
Dividends and/or distributions reinvested       1,203,327         30,456,227          828,612           13,324,089
Redeemed                                      (30,383,126)      (817,868,773)     (54,266,655)        (984,128,677)
                                             ----------------------------------------------------------------------
Net increase (decrease)                        (5,589,423)     $(177,302,804)       3,377,542      $    79,623,681
                                             ======================================================================

-------------------------------------------------------------------------------------------------------------------
SERVICE SHARES
Sold                                            6,516,321      $ 168,136,666        9,204,619      $   180,268,510
Dividends and/or distributions reinvested          96,757          2,439,240           28,051              449,100
Redeemed                                       (1,562,747)       (39,584,357)      (5,472,867)        (103,050,219)
                                             ----------------------------------------------------------------------
Net increase                                    5,050,331      $ 130,991,549        3,759,803      $    77,667,391
                                             ======================================================================

-------------------------------------------------------------------------------------------------------------------
CLASS 3 SHARES
Sold                                            3,286,454      $  85,761,974        6,450,195      $   132,821,158
Dividends and/or distributions reinvested          87,346          2,221,201               --                   --
Redeemed                                         (293,439)        (7,186,924) 3      (592,821)         (11,390,404)
                                             ----------------------------------------------------------------------
Net increase                                    3,080,361      $  80,796,251        5,857,374      $   121,430,754
                                             ======================================================================

-------------------------------------------------------------------------------------------------------------------
CLASS 4 SHARES
Sold                                            1,345,840      $  34,232,416               --      $            --
Dividends and/or distributions reinvested              --                 --               --                   --
Redeemed                                          (72,330)        (1,855,097) 3            --                   --
                                             ----------------------------------------------------------------------
Net increase                                    1,273,510      $  32,377,319               --      $            --
                                             ======================================================================

1. For the year ended December 31, 2004, for Non-Service, Service and Class 3
shares and for the period from May 3, 2004 (inception of offering) to December
31, 2004, for Class 4 shares.

2. For the year ended December 31, 2003, for Non-Service and Service shares and for the period from May 1, 2003 (inception of offering) to December 31, 2003, for Class 3 shares.

3. Net of redemption fees of $34,168 and $5,752 for Class 3 and Class 4 shares, respectively.

--------------------------------------------------------------------------------
3. PURCHASES AND SALES OF SECURITIES

The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations, for the year ended December 31, 2004, were
$854,707,319 and $843,096,565, respectively.

--------------------------------------------------------------------------------
4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES

MANAGEMENT FEES. Management fees paid to the Manager were in accordance with the investment advisory agreement with the Trust which provides for a fee at an annual rate of 0.75% of the first $200 million of average annual net assets,
0.72% of the next $200 million, 0.69% of the next $200 million, 0.66% of the next $200 million and 0.60% of average annual net assets over $800 million.

--------------------------------------------------------------------------------
ADMINISTRATION SERVICES. The Fund pays the Manager a fee of $1,500 per year for preparing and filing the Fund's tax returns.

--------------------------------------------------------------------------------
TRANSFER AGENT FEES. OppenheimerFunds Services (OFS), a division of the Manager, acts as the transfer and shareholder servicing agent for the Fund. The Fund pays
OFS a per account fee. For the year ended December 31, 2004, the Fund paid
$34,406 to OFS for services to the Fund.

      Additionally, funds offered in variable annuity separate accounts are subject to minimum fees of $10,000 per class for class level assets of $10 million or more. Each class is subject to the minimum fee in the event that the per account fee does not equal or exceed the applicable minimum fee.

--------------------------------------------------------------------------------
DISTRIBUTION AND SERVICE PLAN FOR SERVICE AND CLASS 4 SHARES. The Fund has
adopted a Distribution and Service Plan for Service share class and Class 4 shares to pay OppenheimerFunds Distributor, Inc. (the Distributor), for
distribution related services and personal service and account maintenance for the Fund's Service class and Class 4 shares. Under the Plan, payments are made quarterly at an annual rate of up to 0.25% of the average annual net assets of
Service share class and Class 4 shares of the Fund. The Distributor currently uses all of those fees to compensate sponsor(s) of the insurance product that offers Fund shares, for providing personal service and maintenance of accounts of their variable contract owners that hold Service class and Class 4 shares.
The impact of the service plan is to increase operating expenses of the Service class and Class 4 shares, which results in lower performance compared to the
Fund's shares that are not subject to a service fee. Fees incurred by the Fund under the Plan are detailed in the Statement of Operations.

--------------------------------------------------------------------------------
PAYMENTS AND WAIVERS OF EXPENSES. Following a review of its use of brokerage commissions for sales that is permitted under its investment advisory agreement, the Fund's Manager terminated that practice in July 2003. Subsequently, the
Manager paid the Fund $70,760, an amount equivalent to certain of such commissions incurred in prior years.

      OFS has voluntarily agreed to limit transfer and shareholder servicing agent fees for all classes to 0.35% of average annual net assets per class. This undertaking may be amended or withdrawn at any time.

--------------------------------------------------------------------------------
5. FOREIGN CURRENCY CONTRACTS

A foreign currency contract is a commitment to purchase or sell a foreign currency at a future date, at a negotiated rate. The Fund may enter into foreign currency contracts to settle specific purchases or sales of securities denominated in a foreign currency and for protection from adverse exchange rate fluctuation. Risks to the Fund include the potential inability of the counterparty to meet the terms of the contract.

      The net U.S. dollar value of foreign currency underlying all contractual commitments held by the Fund and the resulting unrealized appreciation or depreciation are determined using prevailing foreign currency exchange rates.
Unrealized appreciation and depreciation on foreign currency contracts are reported in the Statement of Assets and Liabilities as a receivable or payable and in the Statement of Operations with the change in unrealized appreciation or depreciation.

      The Fund may realize a gain or loss upon the closing or settlement of the foreign transaction. Contracts closed or settled with the same broker are recorded as net realized gains or losses. Such realized gains and losses are reported with all other foreign currency gains and losses in the Statement of
Operations.

      As of December 31, 2004, the Fund had no outstanding foreign currency contracts.

NOTES TO FINANCIAL STATEMENTS  Continued
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
6. ILLIQUID OR RESTRICTED SECURITIES

As of December 31, 2004, investments in securities included issues that are illiquid or restricted. Restricted securities are purchased in private placement transactions, are not registered under the Securities Act of 1933, may have contractual restrictions on resale, and are valued under methods approved by the
Board of Trustees as reflecting fair value. A security may also be considered illiquid if it lacks a readily available market or if its valuation has not changed for a certain period of time. The Fund will not invest more than 15% of its net assets (determined at the time of purchase and reviewed periodically) in illiquid or restricted securities. Certain restricted securities, eligible for resale to qualified institutional investors, are not subject to that limitation.
Information concerning restricted securities is as follows:

                     ACQUISITION                 VALUATION AS OF     UNREALIZED
SECURITY                    DATE         COST  DECEMBER 31, 2004   APPRECIATION
-------------------------------------------------------------------------------
Nektar Therapeutics      6/25/03   $3,568,000         $5,090,133     $1,522,133

--------------------------------------------------------------------------------
7. LITIGATION

A consolidated amended complaint has been filed as putative derivative and class actions against the Manager, OFS and the Distributor (collectively, the
"Oppenheimer defendants"), as well as 51 of the Oppenheimer funds (as "Nominal
Defendants") excluding the Fund, 31 present and former Directors or Trustees and
9 present and former officers of the funds. This complaint, filed in the U.S.
District Court for the Southern District of New York on January 10, 2005,
consolidates into a single action and amends six individual previously-filed putative derivative and class action complaints. Like those prior complaints, the complaint alleges that the Manager charged excessive fees for distribution and other costs, improperly used assets of the funds in the form of directed brokerage commissions and 12b-1 fees to pay brokers to promote sales of the funds, and failed to properly disclose the use of assets of the funds to make those payments in violation of the Investment Company Act of 1940 and the
Investment Advisers Act of 1940. Also, like those prior complaints, the complaint further alleges that by permitting and/or participating in those actions, the Directors/Trustees and the Officers breached their fiduciary duties to shareholders of the funds under the Investment Company Act of 1940 and at common law. The complaint seeks unspecified compensatory and punitive damages, rescission of the funds' investment advisory agreements, an accounting of all fees paid, and an award of attorneys' fees and litigation expenses.

      The Oppenheimer defendants believe that the allegations contained in the
Complaints are without merit and that they, the funds named as Nominal
Defendants, and the Directors/Trustees of those funds have meritorious defenses against the claims asserted. The Oppenheimer defendants intend to defend these lawsuits vigorously and to contest any claimed liability, and they have retained legal counsel to defend such suits. The Oppenheimer defendants believe that it is premature to render any opinion as to the likelihood of an outcome unfavorable to them and that no estimate can yet be made with any degree of certainty as to the amount or range of any potential loss.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
TO THE BOARD OF TRUSTEES AND SHAREHOLDERS OF OPPENHEIMER HIGH INCOME FUND/VA:

We have audited the accompanying statement of assets and liabilities of
Oppenheimer High Income Fund/VA, a series of Oppenheimer Variable Account Funds, including the statement of investments, as of December 31, 2004, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for the periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

      We conducted our audits in accordance with the standards of the Public
Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.
An audit includes consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting.
Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of
December 31, 2004, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures.
Additionally, an audit includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

      In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of
Oppenheimer High Income Fund/VA as of December 31, 2004, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for the periods presented, in conformity with accounting principles generally accepted in the United States of America.

/s/ Deloitte & Touche LLP
DELOITTE & TOUCHE LLP

Denver, Colorado
February 11, 2005

STATEMENT OF INVESTMENTS  December 31, 2004
--------------------------------------------------------------------------------

                                                       PRINCIPAL           VALUE
                                                          AMOUNT      SEE NOTE 1
--------------------------------------------------------------------------------
ASSET-BACKED SECURITIES--0.3%
--------------------------------------------------------------------------------
Consumer Credit Reference Index
Securities Program, Credit Card
Asset-Backed Certificates,
Series 2002-B, Cl. FX, 10.421%,
3/22/07 1                                          $     500,000   $     514,941
--------------------------------------------------------------------------------
Norse CBO Ltd., 9.342% Sub. Bonds,
Series 1A, Cl. C2, 8/13/10 1                           1,500,000       1,470,000
                                                                   -------------
Total Asset-Backed Securities
(Cost $1,997,606)                                                      1,984,941

--------------------------------------------------------------------------------
MORTGAGE-BACKED OBLIGATIONS--0.1%
--------------------------------------------------------------------------------
First Chicago/Lennar Trust 1,
Commercial Mtg. Pass-Through
Certificates, Series 1997-CHL1, Cl. D,
7.863%, 4/29/39 1,2                                      300,000         305,672
--------------------------------------------------------------------------------
Salomon Brothers Mortgage Securities
VII, Inc., Commercial Mtg. Pass-Through
Certificates, Series 1996-B, Cl. 1,
4.357%, 4/25/26 1,2                                       21,630          19,967
                                                                   -------------
Total Mortgage-Backed Obligations
(Cost $297,992)                                                          325,639

--------------------------------------------------------------------------------
CORPORATE BONDS AND NOTES--77.9%
--------------------------------------------------------------------------------
CONSUMER DISCRETIONARY--23.0%
--------------------------------------------------------------------------------
AUTO COMPONENTS--2.5%
ArvinMeritor, Inc., 8.75% Sr. Unsec
Unsub. Nts., 3/1/12                                    1,800,000       2,088,000
--------------------------------------------------------------------------------
Collins & Aikman Floorcoverings, Inc.,
9.75% Sr. Sub. Nts., Series B, 2/15/10                   800,000         864,000
--------------------------------------------------------------------------------
Cooper Standard Automotive Group:
7% Sr. Nts., 12/15/12 3                                  180,000         183,600
8.375% Sr. Sub. Nts., 12/15/14 3                         710,000         711,775
--------------------------------------------------------------------------------
Dana Corp., 10.125% Nts., 3/15/10 1                      500,000         566,790
--------------------------------------------------------------------------------
Dura Operating Corp.:
8.625% Sr. Nts., Series B, 4/15/12                     1,000,000       1,045,000
9% Sr. Sub. Nts., Series B, 5/1/09 [EUR]                 100,000         129,129
9% Sr. Unsec. Sub. Nts., Series D, 5/1/09                200,000         199,000
--------------------------------------------------------------------------------
Eagle-Picher, Inc., 9.75% Sr. Nts., 9/1/13             1,200,000       1,206,000
--------------------------------------------------------------------------------
Goodyear Tire & Rubber Co. (The),
7.857% Nts., 8/15/11                                   1,500,000       1,530,000
--------------------------------------------------------------------------------
Keystone Automotive Operations, Inc.,
9.75% Sr. Unsec. Sub. Nts., 11/1/13                      200,000         215,000
--------------------------------------------------------------------------------
Lear Corp., 8.11% Sr. Unsec. Nts.,
Series B, 5/15/09                                      1,300,000       1,475,767
--------------------------------------------------------------------------------
Metaldyne Corp.:
10% Sr. Nts., 11/1/13 3                                  500,000         477,500
11% Sr. Sub. Nts., 6/15/12                               750,000         626,250
--------------------------------------------------------------------------------
Stoneridge, Inc., 11.50% Sr. Nts., 5/1/12              1,200,000       1,401,000

                                                       PRINCIPAL           VALUE
                                                          AMOUNT      SEE NOTE 1
--------------------------------------------------------------------------------
AUTO COMPONENTS Continued
Tenneco Automotive, Inc.:
8.625% Sr. Sub. Nts., 11/15/14 3                   $   1,100,000   $   1,149,500
10.25% Sr. Sec. Nts., Series B, 7/15/13                  900,000       1,066,500
--------------------------------------------------------------------------------
United Components, Inc., 9.375%
Sr. Sub. Nts., 6/15/13                                   400,000         436,000
--------------------------------------------------------------------------------
Visteon Corp., 7% Sr. Unsec. Nts.,
3/10/14                                                  200,000         192,000
                                                                   -------------
                                                                      15,562,811

--------------------------------------------------------------------------------
HOTELS, RESTAURANTS & LEISURE--5.9%
Apcoa, Inc., 9.25% Sr. Unsec. Sub. Nts.,
3/15/08                                                  940,000         925,900
--------------------------------------------------------------------------------
Aztar Corp., 9% Sr. Unsec. Sub. Nts.,
8/15/11                                                  450,000         498,375
--------------------------------------------------------------------------------
Boyd Gaming Corp., 8.75% Sr. Sub. Nts.,
4/15/12                                                  800,000         894,000
--------------------------------------------------------------------------------
Capital Gaming International, Inc.,
11.50% Promissory Nts., 8/1/1995 1,4,5                     9,500              --
--------------------------------------------------------------------------------
Carrols Corp., 9% Sr. Sub. Nts., 1/15/13 3               270,000         280,800
--------------------------------------------------------------------------------
Domino's, Inc., 8.25% Sr. Unsec. Sub.
Nts., 7/1/11                                             875,000         960,313
--------------------------------------------------------------------------------
Gaylord Entertainment Co., 8% Sr. Nts.,
11/15/13                                                 500,000         542,500
--------------------------------------------------------------------------------
Hilton Hotels Corp.:
7.625% Nts., 12/1/12                                     500,000         585,602
7.625% Nts., 5/15/08                                     400,000         443,340
--------------------------------------------------------------------------------
Hollywood Park, Inc., 9.25% Sr. Unsec.
Sub. Nts., Series B, 2/15/07                           1,000,000       1,022,500
--------------------------------------------------------------------------------
Intrawest Corp., 7.50% Sr. Unsec. Nts.,
10/15/13                                                 917,000         980,044
--------------------------------------------------------------------------------
Isle of Capri Casinos, Inc.:
7% Sr. Unsec. Sub. Nts., 3/1/14                          800,000         820,000
9% Sr. Sub. Nts., 3/15/12                                600,000         664,500
--------------------------------------------------------------------------------
John Q. Hammons Hotels, Inc., 8.875%
Sr. Nts., Series B, 5/15/12                              900,000       1,021,500
--------------------------------------------------------------------------------
La Quinta Properties, Inc., 7%
Sr. Sec. Nts., 8/15/12                                   500,000         531,250
--------------------------------------------------------------------------------
Mandalay Resort Group, 10.25% Sr.
Unsec. Sub. Nts., Series B, 8/1/07                       800,000         908,000
--------------------------------------------------------------------------------
MGM Mirage, Inc.:
5.875% Sr. Nts., 2/27/14                                 600,000         592,500
8.375% Sr. Unsec. Sub. Nts., 2/1/11                      900,000       1,019,250
9.75% Sr. Unsec. Sub. Nts., 6/1/07                       800,000         892,000
--------------------------------------------------------------------------------
Mohegan Tribal Gaming Authority:
6.375% Sr. Sub. Nts., 7/15/09                            800,000         826,000
8% Sr. Sub. Nts., 4/1/12                                 700,000         763,000
--------------------------------------------------------------------------------
NCL Corp., 10.625% Sr. Nts., 7/15/14 3                   600,000         603,000
--------------------------------------------------------------------------------
Park Place Entertainment Corp.:
7.875% Sr. Sub. Nts., 3/15/10                          1,500,000       1,696,875
9.375% Sr. Unsec. Sub. Nts., 2/15/07                   1,500,000       1,657,500

STATEMENT OF INVESTMENTS  Continued
--------------------------------------------------------------------------------

                                                       PRINCIPAL           VALUE
                                                          AMOUNT      SEE NOTE 1
--------------------------------------------------------------------------------
HOTELS, RESTAURANTS & LEISURE Continued
Penn National Gaming, Inc., 8.875%
Sr. Sub. Nts., 3/15/10                             $     600,000   $     657,750
--------------------------------------------------------------------------------
Pinnacle Entertainment, Inc., 8.25%
Sr. Unsec. Sub. Nts., 3/15/12                          1,350,000       1,441,125
--------------------------------------------------------------------------------
Royal Caribbean Cruises Ltd., 8.75%
Sr. Unsub. Nts., 2/2/11                                  600,000         711,750
--------------------------------------------------------------------------------
Six Flags, Inc.:
8.875% Sr. Unsec. Nts., 2/1/10                           800,000         814,000
9.625% Sr. Nts., 6/1/14                                   57,000          57,570
9.75% Sr. Nts., 4/15/13                                1,000,000       1,020,000
--------------------------------------------------------------------------------
Starwood Hotels & Resorts Worldwide,
Inc., 7.875% Sr. Nts., 5/1/12                          1,500,000       1,721,250
--------------------------------------------------------------------------------
Station Casinos, Inc.:
6.50% Sr. Unsec. Sub. Nts., 2/1/14                     2,300,000       2,374,750
9.875% Sr. Unsec. Sub. Nts., 7/1/10                      600,000         634,500
--------------------------------------------------------------------------------
Sun International Hotels Ltd., 8.875%
Sr. Unsec. Sub. Nts., 8/15/11                          1,000,000       1,097,500
--------------------------------------------------------------------------------
Universal City Development Partners
Ltd., 11.75% Sr. Nts., 4/1/10                          1,000,000       1,186,250
--------------------------------------------------------------------------------
Vail Resorts, Inc., 6.75% Sr. Sub. Nts.,
2/15/14                                                  900,000         920,250
--------------------------------------------------------------------------------
Venetian Casino Resort LLC/Las Vegas
Sands, Inc., 11% Sec. Nts., 6/15/10                      850,000         974,313
--------------------------------------------------------------------------------
Wynn Las Vegas LLC/Wynn Las Vegas
Capital Corp., 6.625% Nts., 12/1/14 3                  3,400,000       3,383,000
                                                                   -------------
                                                                      36,122,757

--------------------------------------------------------------------------------
HOUSEHOLD DURABLES--1.8%
Beazer Homes USA, Inc., 8.375%
Sr. Nts., 4/15/12                                        500,000         552,500
--------------------------------------------------------------------------------
Blount, Inc., 8.875% Sr. Sub. Nts.,
8/1/12                                                   775,000         844,750
--------------------------------------------------------------------------------
D.R. Horton, Inc., 9.75% Sr. Sub.
Nts., 9/15/10                                            300,000         364,500
--------------------------------------------------------------------------------
K. Hovnanian Enterprises, Inc., 8.875%
Sr. Sub. Nts., 4/1/12                                    800,000         888,000
--------------------------------------------------------------------------------
KB Home:
8.625% Sr. Sub. Nts., 12/15/08                           150,000         170,250
9.50% Sr. Unsec. Sub. Nts., 2/15/11                      350,000         386,750
--------------------------------------------------------------------------------
Meritage Corp., 9.75% Sr. Unsec. Nts.,
6/1/11                                                 1,200,000       1,332,000
--------------------------------------------------------------------------------
Norcraft Cos. LP, 9% Sr. Sub. Nts.,
11/1/11 1                                                300,000         325,500
--------------------------------------------------------------------------------
Sealy Mattress Co., 8.25% Sr. Sub. Nts.,
6/15/14                                                1,400,000       1,491,000
--------------------------------------------------------------------------------
Standard Pacific Corp., 9.25% Sr.
Sub. Nts., 4/15/12                                       700,000         815,500
--------------------------------------------------------------------------------
Toll Corp., 8.25% Sr. Sub. Nts., 12/1/11                 500,000         555,000

                                                       PRINCIPAL           VALUE
                                                          AMOUNT      SEE NOTE 1
--------------------------------------------------------------------------------
HOUSEHOLD DURABLES Continued
WCI Communities, Inc.:
9.125% Sr. Sub. Nts., 5/1/12                       $     800,000   $     892,000
10.625% Sr. Unsec. Sub. Nts., 2/15/11                    600,000         669,000
--------------------------------------------------------------------------------
William Lyon Homes, Inc., 10.75%
Sr. Nts., 4/1/13                                         800,000         903,000
--------------------------------------------------------------------------------
Williams Scotsman, Inc., 9.875%
Sr. Unsec. Nts., 6/1/07                                1,000,000       1,005,000
                                                                   -------------
                                                                      11,194,750

--------------------------------------------------------------------------------
MEDIA--10.6%
Adelphia Communications Corp.:
7.875% Sr. Unsec. Nts., 5/1/09 4,5                       360,000         336,600
8.125% Sr. Nts., Series B, 7/15/03 4,5                 1,000,000         945,000
8.375% Sr. Nts., Series B, 2/1/08 4,5                  1,000,000         947,500
10.875% Sr. Unsec. Nts., 10/1/10 4,5                   1,000,000         995,000
--------------------------------------------------------------------------------
Allbritton Communications Co., 7.75%
Sr. Unsec. Sub. Nts., 12/15/12                           700,000         728,000
--------------------------------------------------------------------------------
AMC Entertainment, Inc.:
8% Sr. Unsec. Sub. Nts., 3/1/14                        1,050,000       1,050,000
9.50% Sr. Unsec. Sub. Nts., 2/1/11                     1,192,000       1,238,190
--------------------------------------------------------------------------------
American Media Operations, Inc.:
8.875% Sr. Unsec. Sub. Nts., 1/15/11                     900,000         961,875
10.25% Sr. Unsec. Sub. Nts., Series B,
5/1/09                                                   600,000         635,250
--------------------------------------------------------------------------------
Block Communications, Inc., 9.25%
Sr. Sub. Nts., 4/15/09                                   600,000         657,000
--------------------------------------------------------------------------------
Cablevision Systems New York Group,
8% Sr. Nts., 4/15/12 3                                   500,000         536,250
--------------------------------------------------------------------------------
Carmike Cinemas, Inc., 7.50% Sr. Sub.
Nts., 2/15/14                                            850,000         874,438
--------------------------------------------------------------------------------
CBD Media LLC/CBD Finance, Inc.,
8.625% Sr. Sub. Nts., 6/1/11                             200,000         212,500
--------------------------------------------------------------------------------
Charter Communications Holdings II
LLC, 10.25% Sr. Unsec. Nts., 9/15/10                     700,000         745,500
--------------------------------------------------------------------------------
Charter Communications Holdings
LLC/Charter Communications Holdings
Capital Corp.:
0%/11.75% Sr. Unsec.
Sub. Disc. Nts., 5/15/11 6                               475,000         351,500
8.375% Sr. Nts., Second Lien, 4/30/14 3                6,400,000       6,784,000
--------------------------------------------------------------------------------
Cinemark USA, Inc., 9% Sr. Unsec. Sub.
Nts., 2/1/13                                             400,000         458,500
--------------------------------------------------------------------------------
Cinemark, Inc., 0%/9.75% Sr. Unsec.
Disc. Nts., 3/15/14 6                                  1,800,000       1,368,000
--------------------------------------------------------------------------------
Corus Entertainment, Inc., 8.75% Sr.
Sub. Nts., 3/1/12                                        800,000         882,000
--------------------------------------------------------------------------------
CSC Holdings, Inc., 7.625% Sr. Unsec.
Unsub. Nts., Series B, 4/1/11                          1,900,000       2,056,750
--------------------------------------------------------------------------------
Dex Media East LLC/Dex Media East
Finance Co., 9.875% Sr. Unsec. Nts.,
11/15/09                                                 800,000         915,000

                                                       PRINCIPAL           VALUE
                                                          AMOUNT      SEE NOTE 1
--------------------------------------------------------------------------------
MEDIA Continued
Dex Media West LLC, 5.875% Sr. Nts.,
11/15/11 3                                         $   1,800,000   $   1,800,000
--------------------------------------------------------------------------------
Dex Media West LLC/Dex Media West
Finance Co.:
8.50% Sr. Nts., 8/15/10                                  700,000         782,250
9.875% Sr. Sub. Nts., 8/15/13                          1,172,000       1,356,590
--------------------------------------------------------------------------------
Dex Media, Inc., 8% Unsec. Nts.,
11/15/13                                               3,550,000       3,860,625
--------------------------------------------------------------------------------
DirecTV Holdings LLC/DirecTV
Financing Co., Inc., 8.375% Sr. Unsec.
Nts., 3/15/13                                          3,400,000       3,829,250
--------------------------------------------------------------------------------
EchoStar DBS Corp.:
6.625% Sr. Nts., 10/1/14 3                             2,350,000       2,391,125
9.125% Sr. Nts., 1/15/09                               1,895,000       2,093,975
--------------------------------------------------------------------------------
Emmis Operating Co., 6.875% Sr. Unsec.
Sub. Nts., 5/15/12                                     1,200,000       1,261,500
--------------------------------------------------------------------------------
Entravision Communications Corp.,
8.125% Sr. Sub. Nts., 3/15/09                            600,000         643,500
--------------------------------------------------------------------------------
Granite Broadcasting Corp., 9.75%
Sr. Sec. Nts., 12/1/10                                 1,257,000       1,206,720
--------------------------------------------------------------------------------
Gray Television, Inc., 9.25% Sr. Sub. Nts.,
12/15/11                                                 500,000         562,500
--------------------------------------------------------------------------------
Lamar Media Corp., 7.25% Sr. Unsec.
Sub. Nts., 1/1/13                                        200,000         217,000
--------------------------------------------------------------------------------
Lin Television Corp., 6.50% Sr. Sub. Nts.,
5/15/13                                                  500,000         516,875
--------------------------------------------------------------------------------
LodgeNet Entertainment Corp.,
9.50% Sr. Sub. Debs., 6/15/13                            400,000         444,000
--------------------------------------------------------------------------------
Mediacom LLC/Mediacom Capital
Corp., 9.50% Sr. Unsec. Nts., 1/15/13                  1,257,000       1,267,999
--------------------------------------------------------------------------------
MediaNews Group, Inc.:
6.375% Sr. Sub. Nts., 4/1/14                           1,400,000       1,393,000
6.875% Sr. Unsec. Sub. Nts., 10/1/13                     500,000         515,000
--------------------------------------------------------------------------------
News America Holdings, Inc., 8.875%
Sr. Debs., 4/26/23                                       625,000         814,644
--------------------------------------------------------------------------------
PanAmSat Corp., 9% Sr. Nts., 8/15/14 3                 2,000,000       2,242,500
--------------------------------------------------------------------------------
PRIMEDIA, Inc.:
8% Sr. Nts., 5/15/13                                   1,700,000       1,757,375
8.875% Sr. Unsec. Nts., 5/15/11                           57,000          60,563
--------------------------------------------------------------------------------
R.H. Donnelley Financial Corp. I:
8.875% Sr. Nts., 12/15/10 3                              700,000         784,000
10.875% Sr. Sub. Nts., 12/15/12 3                      1,000,000       1,192,500
--------------------------------------------------------------------------------
Radio One, Inc., 8.875% Sr. Unsec. Sub.
Nts., Series B, 7/1/11                                   800,000         875,000
--------------------------------------------------------------------------------
Rainbow National Services LLC, 8.75%
Sr. Nts., 9/1/12 3                                     1,800,000       1,984,500
--------------------------------------------------------------------------------
Rogers Cable, Inc., 6.75% Sr. Sec. Second
Priority Nts., 3/15/15 3                                 500,000         513,750
--------------------------------------------------------------------------------
Sinclair Broadcast Group, Inc., 8%
Sr. Unsec. Sub. Nts., 3/15/12                          1,600,000       1,708,000

                                                       PRINCIPAL           VALUE
                                                          AMOUNT      SEE NOTE 1
--------------------------------------------------------------------------------
MEDIA Continued
Spanish Broadcasting System, Inc.,
9.625% Sr. Unsec. Sub. Nts., 11/1/09               $     600,000   $     631,500
--------------------------------------------------------------------------------
Vertis, Inc.:
9.75% Sr. Sec. Nts., 4/1/09                              500,000         545,000
10.875% Sr. Unsec. Nts., Series B,
6/15/09                                                  650,000         708,500
--------------------------------------------------------------------------------
WMG Holdings Corp.:
0%/9.50% Sr. Disc. Nts., 12/15/14 3,6                  2,000,000       1,287,500
6.905% Sr. Nts., 12/15/11 2,3                            900,000         911,250
--------------------------------------------------------------------------------
WRC Media, Inc./Weekly Reader Corp./
CompassLearning, Inc., 12.75%
Sr. Sub. Nts., 11/15/09                                1,100,000       1,051,875
                                                                   -------------
                                                                      64,889,219

--------------------------------------------------------------------------------
MULTILINE RETAIL--0.1%
Saks, Inc.:
8.25% Sr. Unsec. Nts., 11/15/08                          250,000         275,000
9.875% Nts., 10/1/11                                     300,000         357,000
                                                                   -------------
                                                                         632,000

--------------------------------------------------------------------------------
SPECIALTY RETAIL--1.1%
Asbury Automotive Group, Inc., 9%
Sr. Sub. Nts., 6/15/12                                   600,000         633,000
--------------------------------------------------------------------------------
Atlantic Broadband Finance LLC, 9.375%
Sr. Sub. Nts., 1/15/14 3                                 500,000         486,250
--------------------------------------------------------------------------------
AutoNation, Inc., 9% Sr. Unsec. Nts.,
8/1/08                                                 1,200,000       1,377,000
--------------------------------------------------------------------------------
Boise Cascade LLC/Boise Cascade
Finance Corp., 7.125% Sr. Sub. Nts.,
10/15/14 3                                               950,000       1,009,375
--------------------------------------------------------------------------------
Building Materials Corp. of America,
8% Sr. Nts, 12/1/08                                      300,000         310,500
--------------------------------------------------------------------------------
Eye Care Centers of America, Inc.,
9.125% Sr. Unsec. Sub. Nts., 5/1/08                      400,000         402,000
--------------------------------------------------------------------------------
Finlay Fine Jewelry Corp., 8.375%
Sr. Unsec. Nts., 6/1/12                                  600,000         651,000
--------------------------------------------------------------------------------
Hollywood Entertainment Corp.,
9.625% Sr. Sub. Nts., 3/15/11                            300,000         319,500
--------------------------------------------------------------------------------
Petco Animal Supplies, Inc., 10.75%
Sr. Sub. Nts., 11/1/11                                   750,000         881,250
--------------------------------------------------------------------------------
Rent-A-Center, Inc., 7.50% Sr. Unsec.
Sub. Nts., Series B, 5/1/10                              350,000         364,438
                                                                   -------------
                                                                       6,434,313

--------------------------------------------------------------------------------
TEXTILES, APPAREL & LUXURY GOODS--1.0%
Invista, Inc., 9.25% Sr. Nts., 5/1/12 3                2,500,000       2,800,000
--------------------------------------------------------------------------------
Levi Strauss & Co.:
7% Unsec. Nts., 11/1/06                                  800,000         844,000
9.75% Sr. Nts., 1/15/15 3                              1,100,000       1,094,500
11.625% Sr. Unsec. Nts., 1/15/08                         100,000         105,500

STATEMENT OF INVESTMENTS  Continued
--------------------------------------------------------------------------------

                                                       PRINCIPAL           VALUE
                                                          AMOUNT      SEE NOTE 1
--------------------------------------------------------------------------------
TEXTILES, APPAREL & LUXURY GOODS Continued
Oxford Industries, Inc.,
8.875% Sr. Nts., 6/1/11                            $     500,000   $     539,375
--------------------------------------------------------------------------------
Russell Corp., 9.25% Sr. Nts., 5/1/10                    600,000         646,500
                                                                   -------------
                                                                       6,029,875

--------------------------------------------------------------------------------
CONSUMER STAPLES--3.1%
--------------------------------------------------------------------------------
BEVERAGES--0.1%
Constellation Brands, Inc., 8.125%
Sr. Sub. Nts., 1/15/12                                   500,000         545,625
--------------------------------------------------------------------------------
FOOD & STAPLES RETAILING--0.6%
Great Atlantic & Pacific Tea Co., Inc.
(The), 9.125% Sr. Nts., 12/15/11                         457,000         430,723
--------------------------------------------------------------------------------
Ingles Markets, Inc., 8.875% Sr. Unsec.
Sub. Nts., 12/1/11                                        57,000          61,275
--------------------------------------------------------------------------------
Jean Coutu Group (PJC), Inc. (The):
7.625% Sr. Nts., 8/1/12 3                                650,000         690,625
8.50% Sr. Sub. Nts., 8/1/14 3                          1,100,000       1,133,000
--------------------------------------------------------------------------------
Real Time Data Co., 11% Disc. Nts.,
5/31/09 1,4,5,7                                          476,601              --
--------------------------------------------------------------------------------
Rite Aid Corp.:
8.125% Sr. Sec. Nts., 5/1/10                             900,000         956,250
9.50% Sr. Sec. Nts., 2/15/11                             450,000         496,125
                                                                   -------------
                                                                       3,767,998

--------------------------------------------------------------------------------
FOOD PRODUCTS--2.0%
American Seafoods Group LLC,
10.125% Sr. Sub. Nts., 4/15/10                           500,000         537,500
--------------------------------------------------------------------------------
Burns Philp Capital Property Ltd.,
9.75% Sr. Unsec. Sub. Nts., 7/15/12                      400,000         442,000
--------------------------------------------------------------------------------
Chiquita Brands International, Inc.,
7.50% Sr. Nts., 11/1/14 1                                300,000         305,250
--------------------------------------------------------------------------------
Del Monte Corp.:
8.625% Sr. Sub. Nts., 12/15/12                         1,000,000       1,125,000
9.25% Sr. Unsec. Sub. Nts., 5/15/11                      100,000         110,000
--------------------------------------------------------------------------------
Doane Pet Care Co.:
9.75% Sr. Unsec. Sub. Nts., 5/15/07                      400,000         396,000
10.75% Sr. Nts., 3/1/10                                1,500,000       1,612,500
--------------------------------------------------------------------------------
Dole Food Co., Inc.:
8.625% Sr. Nts., 5/1/09                                  900,000         983,250
8.875% Sr. Unsec. Nts., 3/15/11                          400,000         437,000
--------------------------------------------------------------------------------
Hines Nurseries, Inc., 10.25% Sr. Unsec.
Sub. Nts., 10/1/11                                       600,000         658,500
--------------------------------------------------------------------------------
Pinnacle Foods Holding Corp.:
8.25% Sr. Sub. Nts., 12/1/13 3                           500,000         478,750
8.25% Sr. Sub. Nts., 12/1/13 3                           600,000         574,500
--------------------------------------------------------------------------------
Smithfield Foods, Inc.:
7.625% Sr. Unsec. Sub. Nts., 2/15/08                     925,000         994,375
8% Sr. Nts., Series B, 10/15/09                          900,000       1,001,250

                                                       PRINCIPAL           VALUE
                                                          AMOUNT      SEE NOTE 1
--------------------------------------------------------------------------------
FOOD PRODUCTS Continued
Swift & Co., 10.125% Sr. Nts., 10/1/09             $   1,000,000   $   1,120,000
--------------------------------------------------------------------------------
United Biscuits Finance plc, 10.625%
Sr. Sub. Nts., 4/15/11 [EUR]                           1,000,000       1,440,805
                                                                   -------------
                                                                      12,216,680

--------------------------------------------------------------------------------
HOUSEHOLD PRODUCTS--0.4%
Church & Dwight Co., Inc., 6%
Sr. Sub. Nts., 12/15/12 3                                500,000         511,250
--------------------------------------------------------------------------------
Playtex Products, Inc.:
8% Sr. Sec. Nts., 3/1/11                               1,000,000       1,097,500
9.375% Sr. Unsec. Sub. Nts., 6/1/11                      700,000         750,750
                                                                   -------------
                                                                       2,359,500

--------------------------------------------------------------------------------
PERSONAL PRODUCTS--0.0%
Elizabeth Arden, Inc., 7.75% Sr. Unsec.
Sub. Nts., 1/15/14                                       300,000         319,500

--------------------------------------------------------------------------------
ENERGY--7.0%
--------------------------------------------------------------------------------
ENERGY EQUIPMENT & SERVICES--1.1%
BRL Universal Equipment Corp., 8.875%
Sr. Sec. Nts., 2/15/08                                   750,000         792,188
--------------------------------------------------------------------------------
Dresser, Inc., 9.375% Sr. Sub. Nts.,
4/15/11                                                  400,000         440,000
--------------------------------------------------------------------------------
Grant Prideco, Inc., 9% Sr. Unsec. Nts.,
12/15/09                                                 300,000         333,750
--------------------------------------------------------------------------------
Hanover Compress Co., 8.625% Sr. Nts.,
12/15/10                                                 700,000         768,250
--------------------------------------------------------------------------------
Hanover Equipment Trust 2001A,
8.50% Sr. Sec. Nts., Series A, 9/1/08                    500,000         540,000
--------------------------------------------------------------------------------
Hornbeck Offshore Services, Inc.,
6.125% Sr. Nts., 12/1/14 3                               750,000         757,500
--------------------------------------------------------------------------------
Ocean Rig Norway AS, 10.25% Sr. Sec.
Nts., 6/1/08                                           1,350,000       1,397,250
--------------------------------------------------------------------------------
Petroleum Helicopters, Inc., 9.375% Sr.
Nts., 5/1/09                                             600,000         660,000
--------------------------------------------------------------------------------
Universal Compression, Inc., 7.25% Sr.
Unsec. Sub. Nts., 5/15/10 1                              800,000         858,000
                                                                   -------------
                                                                       6,546,938

--------------------------------------------------------------------------------
OIL & GAS--5.9%
ANR Pipeline Co., 8.875% Sr. Nts.,
3/15/10                                                  400,000         450,000
--------------------------------------------------------------------------------
Chesapeake Energy Corp.:
6.375% Sr. Nts., 6/15/15 3                               550,000         567,875
6.875% Sr. Unsec. Nts., 1/15/16                        1,120,000       1,178,800
9% Sr. Nts., 8/15/12                                     300,000         344,250
--------------------------------------------------------------------------------
El Paso Corp., 7.875% Sr. Unsec. Nts.,
6/15/12                                                3,057,000       3,213,671
--------------------------------------------------------------------------------
El Paso Energy Corp., 7.625% Nts.,
7/15/11                                                  350,000         364,000

                                                       PRINCIPAL           VALUE
                                                          AMOUNT      SEE NOTE 1
--------------------------------------------------------------------------------
OIL & GAS Continued
El Paso Production Holding Co.,
7.75% Sr. Unsec. Nts., 6/1/13                      $   3,000,000   $   3,157,500
--------------------------------------------------------------------------------
EXCO Resources, Inc., 7.25% Sr. Nts.,
1/15/11                                                  800,000         860,000
--------------------------------------------------------------------------------
Forest Oil Corp., 7.75% Sr. Nts., 5/1/14               1,000,000       1,092,500
--------------------------------------------------------------------------------
Frontier Oil Corp., 6.625% Sr. Nts.,
10/1/11 3                                                450,000         461,250
--------------------------------------------------------------------------------
MarkWest Energy Partners
LP/MarkWest Energy Finance Corp.,
6.875% Sr. Nts., 11/1/14 3                               250,000         255,000
--------------------------------------------------------------------------------
Newfield Exploration Co.:
6.625% Sr. Unsec. Sub. Nts., 9/1/14 3                  1,300,000       1,381,250
8.375% Sr. Sub. Nts., 8/15/12                            600,000         675,000
--------------------------------------------------------------------------------
Plains Exploration & Production Co.,
7.125% Sr. Nts., 6/15/14                                 600,000         657,000
--------------------------------------------------------------------------------
Premcor Refining Group, Inc.:
6.75% Sr. Nts., 5/1/14                                   700,000         747,250
9.50% Sr. Nts., 2/1/13                                 1,000,000       1,165,000
--------------------------------------------------------------------------------
Range Resources Corp., 7.375%
Sr. Sub. Nts., 7/15/13                                   400,000         431,000
--------------------------------------------------------------------------------
Southern Natural Gas Co.:
7.35% Nts., 2/15/31                                      600,000         625,500
8% Sr. Unsub. Nts., 3/1/32 1                             900,000         986,625
8.875% Sr. Nts., 3/15/10                                 700,000         787,500
--------------------------------------------------------------------------------
Stone Energy Corp.:
6.75% Sr. Sub. Nts., 12/15/14 3                          360,000         360,900
8.25% Sr. Unsec. Sub. Nts., 12/15/11                   1,600,000       1,736,000
--------------------------------------------------------------------------------
Teekay Shipping Corp., 8.875% Sr. Nts.,
7/15/11                                                  575,000         669,875
--------------------------------------------------------------------------------
Tennessee Gas Pipeline Co., 7.50%
Bonds, 4/1/17                                          2,915,000       3,228,363
--------------------------------------------------------------------------------
Tesoro Petroleum Corp.:
8% Sr. Sec. Nts., 4/15/08                              1,000,000       1,092,500
9.625% Sr. Sub. Nts., 4/1/12                             557,000         643,335
--------------------------------------------------------------------------------
Transcontinental Gas Pipe Line Corp.:
6.125% Nts., 1/15/05                                     200,000         200,000
8.875% Sr. Unsub. Nts., Series B, 7/15/12                200,000         244,250
--------------------------------------------------------------------------------
Whiting Petroleum Corp., 7.25% Sr. Sub.
Nts., 5/1/12                                             800,000         840,000
--------------------------------------------------------------------------------
Williams Cos., Inc. (The):
7.125% Nts., 9/1/11                                    2,550,000       2,798,625
7.625% Nts., 7/15/19                                   1,400,000       1,547,000
8.75% Unsec. Nts., 3/15/32                             1,900,000       2,192,125
--------------------------------------------------------------------------------
Williams Holdings of Delaware, Inc.,
6.50% Nts., 12/1/08                                      300,000         315,000
--------------------------------------------------------------------------------
XTO Energy, Inc., 7.50% Sr. Nts.,
4/15/12                                                1,000,000       1,171,886
                                                                   -------------
                                                                      36,440,830

                                                       PRINCIPAL           VALUE
                                                          AMOUNT      SEE NOTE 1
--------------------------------------------------------------------------------
FINANCIALS--1.9%
--------------------------------------------------------------------------------
CAPITAL MARKETS--1.0%
American Color Graphics, Inc., 10%
Sr. Sec. Nts., 6/15/10                             $     400,000   $     339,500
--------------------------------------------------------------------------------
BCP Caylux Holdings Luxembourg
SCA, 9.625% Sr. Sub. Nts., 6/15/14 3                   2,400,000       2,718,000
--------------------------------------------------------------------------------
Berry Plastics Corp., 10.75% Sr. Sub.
Nts., 7/15/12                                          1,600,000       1,840,000
--------------------------------------------------------------------------------
DeCrane Aircraft Holdings, Inc., 12%
Sr. Unsec. Sub. Nts., Series B, 9/30/08                1,550,000       1,046,250
                                                                   -------------
                                                                       5,943,750

--------------------------------------------------------------------------------
COMMERCIAL BANKS--0.1%
Bank Plus Corp., 12% Sr. Nts., 7/18/07                   517,000         555,775
--------------------------------------------------------------------------------
Western Financial Bank, 9.625% Unsec.
Sub. Debs., 5/15/12                                      400,000         458,000
                                                                   -------------
                                                                       1,013,775

--------------------------------------------------------------------------------
DIVERSIFIED FINANCIAL SERVICES--0.3%
Affinia Group, Inc., 9% Sr. Sub. Nts.,
11/30/14 3                                               450,000         471,375
--------------------------------------------------------------------------------
Global Cash Access LLC/Global Cash
Finance Corp., 8.75% Sr. Sub. Nts.,
3/15/12 1                                                575,000         622,438
--------------------------------------------------------------------------------
Universal City Florida:
7.20% Sr. Nts., 5/1/10 1,2                               270,000         282,150
8.375% Sr. Nts., 5/1/10 1                                270,000         281,475
                                                                   -------------
                                                                       1,657,438

--------------------------------------------------------------------------------
REAL ESTATE--0.5%
American Casino & Entertainment
Properties LLC, 7.85% Sr. Sec. Nts.,
2/1/12                                                   800,000         854,000
--------------------------------------------------------------------------------
Felcor Lodging LP, 9% Sr. Nts., 6/1/11                   837,000         952,088
--------------------------------------------------------------------------------
HMH Properties, Inc., 7.875% Sr. Nts.,
Series B, 8/1/08                                         441,000         455,333
--------------------------------------------------------------------------------
MeriStar Hospitality Corp.:
9.125% Sr. Unsec. Nts., 1/15/11                          457,000         495,845
10.50% Sr. Unsec. Nts., 6/15/09                          350,000         383,250
                                                                   -------------
                                                                       3,140,516

--------------------------------------------------------------------------------
HEALTH CARE--5.7%
--------------------------------------------------------------------------------
HEALTH CARE EQUIPMENT & SUPPLIES--0.8%
Dade Behring Holdings, Inc., 11.91% Sr.
Unsec. Sub. Nts., 10/3/10                                177,358         198,198
--------------------------------------------------------------------------------
Fisher Scientific International, Inc.,
8.125% Sr. Sub. Nts., 5/1/12                             782,000         871,930
--------------------------------------------------------------------------------
HMP Equity Holdings Corp., 17.95%
Sr. Disc. Nts., 5/15/08 8                              2,000,000       1,332,500

STATEMENT OF INVESTMENTS  Continued
--------------------------------------------------------------------------------

                                                       PRINCIPAL           VALUE
                                                          AMOUNT      SEE NOTE 1
--------------------------------------------------------------------------------
HEALTH CARE EQUIPMENT & SUPPLIES Continued
Inverness Medical Innovations, Inc.,
8.75% Sr. Sub. Nts., 2/15/12 1                     $     600,000   $     630,000
--------------------------------------------------------------------------------
Sybron Dental Specialties, Inc.,
8.125% Sr. Sub. Nts., 6/15/12                            700,000         766,500
--------------------------------------------------------------------------------
Universal Hospital Services, Inc.,
10.125% Sr. Unsec. Nts., 11/1/11                         800,000         836,000
                                                                   -------------
                                                                       4,635,128

--------------------------------------------------------------------------------
HEALTH CARE PROVIDERS & SERVICES--4.8%
Alderwoods Group, Inc., 7.75% Sr. Nts.,
9/15/12 3                                                950,000       1,030,750
--------------------------------------------------------------------------------
AmeriPath, Inc., 10.50% Sr. Unsec. Sub.
Nts., 4/1/13                                             700,000         747,250
--------------------------------------------------------------------------------
Beverly Enterprises, Inc., 7.875% Sr. Sub.
Nts., 6/15/14 1                                          600,000         646,500
--------------------------------------------------------------------------------
Community Health Systems, Inc.,
6.50% Sr. Sub. Nts., 12/15/12 3                          900,000         911,250
--------------------------------------------------------------------------------
Extendicare Health Services, Inc.:
6.875% Sr. Sub. Nts., 5/1/14                             600,000         615,000
9.50% Sr. Unsec. Sub. Nts., 7/1/10                       500,000         562,500
--------------------------------------------------------------------------------
Fresenius Medical Care Capital Trust II,
7.875% Nts., 2/1/08                                    1,600,000       1,740,000
--------------------------------------------------------------------------------
Genesis HealthCare Corp., 8% Sr. Sub.
Nts., 10/15/13                                           400,000         436,000
--------------------------------------------------------------------------------
HCA, Inc.:
6.30% Sr. Unsec. Nts., 10/1/12                         3,200,000       3,250,387
6.375% Nts., 1/15/15                                   1,100,000       1,106,481
7.50% Bonds, 11/6/33                                     600,000         613,903
7.875% Sr. Nts., 2/1/11                                  305,000         336,366
8.75% Sr. Nts., 9/1/10                                   400,000         457,752
--------------------------------------------------------------------------------
HealthSouth Corp.:
7.625% Nts., 6/1/12                                    1,000,000       1,010,000
10.75% Sr. Unsec. Sub. Nts., 10/1/08                     357,000         378,420
--------------------------------------------------------------------------------
Magellan Health Services, Inc., 9.375%
Sr. Unsec. Nts., Series A, 11/15/08                    1,867,643       2,042,735
--------------------------------------------------------------------------------
Medquest, Inc., 11.875% Sr. Unsec. Sub.
Nts., Series B, 8/15/12 1                                700,000         826,000
--------------------------------------------------------------------------------
National Nephrology Assn., 9% Sr. Sub.
Nts., 11/1/11 3                                          200,000         232,500
--------------------------------------------------------------------------------
NDCHealth Corp., 10.50% Sr. Unsec.
Sub. Nts., 12/1/12                                       600,000         648,000
--------------------------------------------------------------------------------
PacifiCare Health Systems, Inc.,
10.75% Sr. Unsec. Unsub. Nts., 6/1/09                    714,000         828,240
--------------------------------------------------------------------------------
Quintiles Transnational Corp.,
10% Sr. Sub. Nts., 10/1/13 1                             600,000         675,000
--------------------------------------------------------------------------------
Rotech Healthcare, Inc., 9.50%
Sr. Unsec. Sub. Nts., 4/1/12 1                           600,000         663,000
--------------------------------------------------------------------------------
Stewart Enterprises, Inc., 10.75%
Sr. Unsec. Sub. Nts., 7/1/08                           1,800,000       1,957,500

                                                       PRINCIPAL           VALUE
                                                          AMOUNT      SEE NOTE 1
--------------------------------------------------------------------------------
HEALTH CARE PROVIDERS & SERVICES Continued
Tenet Healthcare Corp.:
6.375% Sr. Nts., 12/1/11                           $   1,660,000   $   1,547,950
7.375% Nts., 2/1/13                                       57,000          55,575
9.875% Sr. Nts., 7/1/14 3                              1,500,000       1,642,500
--------------------------------------------------------------------------------
Triad Hospitals, Inc.:
7% Sr. Nts., 5/15/12                                     900,000         951,750
7% Sr. Sub. Nts., 11/15/13                             1,120,000       1,150,800
--------------------------------------------------------------------------------
US Oncology, Inc.:
9% Sr. Nts., 8/15/12 3                                   650,000         729,625
10.75% Sr. Sub. Nts., 8/15/14 3                          650,000         755,625
--------------------------------------------------------------------------------
Vicar Operating, Inc., 9.875%
Sr. Sub. Nts., 12/1/09                                 1,000,000       1,100,000
                                                                   -------------
                                                                      29,649,359

--------------------------------------------------------------------------------
PHARMACEUTICALS--0.1%
Valeant Pharmaceuticals International,
Inc., 7% Sr. Nts., 12/15/11                              800,000         836,000

--------------------------------------------------------------------------------
INDUSTRIALS--7.3%
--------------------------------------------------------------------------------
AEROSPACE & DEFENSE--1.1%
Alliant Techsystems, Inc., 8.50%
Sr. Unsec. Sub. Nts., 5/15/11                            900,000         990,000
--------------------------------------------------------------------------------
BE Aerospace, Inc.:
8% Sr. Unsec. Sub. Nts., Series B, 3/1/08                300,000         301,875
8.875% Sr. Unsec. Sub. Nts., 5/1/11                       57,000          59,850
--------------------------------------------------------------------------------
L-3 Communications Corp.:
5.875% Sr. Sub. Nts., 1/15/15 3                        1,000,000       1,002,500
7.625% Sr. Sub. Nts., 6/15/12                            800,000         882,000
--------------------------------------------------------------------------------
Rexnord Corp., 10.125% Sr. Unsec. Sub.
Nts., 12/15/12                                           700,000         794,500
--------------------------------------------------------------------------------
TD Funding Corp., 8.375% Sr. Sub. Nts.,
7/15/11                                                  800,000         862,000
--------------------------------------------------------------------------------
TRW Automotive, Inc.:
9.375% Sr. Nts., 2/15/13                                 580,000         675,700
11% Sr. Sub. Nts., 2/15/13                               454,000         549,340
--------------------------------------------------------------------------------
Vought Aircraft Industries, Inc., 8%
Sr. Nts., 7/15/11                                        300,000         293,250
                                                                   -------------
                                                                       6,411,015

--------------------------------------------------------------------------------
AIRLINES--0.3%
America West Airlines, Inc., 10.75%
Sr. Nts., 9/1/05                                       1,000,000       1,002,500
--------------------------------------------------------------------------------
ATA Holdings Corp., 13% Sr. Unsec.
Nts., 2/1/09 4,5                                       1,575,000         905,625
                                                                   -------------
                                                                       1,908,125

--------------------------------------------------------------------------------
BUILDING PRODUCTS--0.4%
Associated Materials, Inc., 9.75%
Sr. Sub. Nts., 4/15/12                                   700,000         785,750

                                                       PRINCIPAL           VALUE
                                                          AMOUNT      SEE NOTE 1
--------------------------------------------------------------------------------
BUILDING PRODUCTS Continued
Goodman Global Holding Co., Inc.,
7.875% Sr. Sub. Nts., 12/15/12 3                   $     360,000   $     358,200
--------------------------------------------------------------------------------
Green Star Products, Inc., 10.15%
Bonds, 6/24/10 3                                         284,439         289,771
--------------------------------------------------------------------------------
Jacuzzi Brands, Inc., 9.625%
Sr. Sec. Nts., 7/1/10                                    544,000         606,560
--------------------------------------------------------------------------------
North America Energy Partners, Inc.,
8.75% Sr. Unsec. Nts., 12/1/11                           300,000         307,500
                                                                   -------------
                                                                       2,347,781

--------------------------------------------------------------------------------
COMMERCIAL SERVICES & SUPPLIES--1.9%
Allied Waste North America, Inc.:
7.375% Sr. Sec. Nts., Series B, 4/15/14                  300,000         288,750
7.875% Sr. Nts., 4/15/13                                 800,000         824,000
8.50% Sr. Sub. Nts., 12/1/08                           1,000,000       1,065,000
8.875% Sr. Nts., Series B, 4/1/08                      1,500,000       1,612,500
9.25% Sr. Sec. Debs., Series B, 9/1/12                 1,700,000       1,848,750
--------------------------------------------------------------------------------
American Pad & Paper Co., 13% Sr. Sub.
Nts., Series B, 11/15/05 1,4,5                           200,000              --
--------------------------------------------------------------------------------
Cenveo Corp., 7.875% Sr. Sub. Nts.,
12/1/13                                                1,600,000       1,496,000
--------------------------------------------------------------------------------
Comforce Operating, Inc., 12%
Sr. Nts., Series B, 12/1/07                              350,000         345,625
--------------------------------------------------------------------------------
Corrections Corp. of America:
7.50% Sr. Nts., 5/1/11                                   500,000         536,875
9.875% Sr. Nts., 5/1/09                                  500,000         557,500
--------------------------------------------------------------------------------
Hydrochem Industrial Services, Inc.,
10.375% Sr. Sub. Nts., 8/1/07 1                          250,000         253,125
--------------------------------------------------------------------------------
Kindercare Learning Centers, Inc.,
9.50% Sr. Sub. Nts., 2/15/09                             576,000         581,040
--------------------------------------------------------------------------------
Mail-Well I Corp., 9.625% Sr. Nts.,
3/15/12 1                                                700,000         771,750
--------------------------------------------------------------------------------
Protection One, Inc./Protection One
Alarm Monitoring, Inc., 7.375%
Sr. Unsec. Nts., 8/15/05                                 900,000         913,500
--------------------------------------------------------------------------------
Synagro Technologies, Inc., 9.50%
Sr. Sub. Nts., 4/1/09                                    700,000         766,500
                                                                   -------------
                                                                      11,860,915

--------------------------------------------------------------------------------
CONSTRUCTION & ENGINEERING--0.1%
Integrated Electrical Services, Inc.,
9.375% Sr. Sub. Nts., Series C, 2/1/09                    58,000          54,810
--------------------------------------------------------------------------------
URS Corp., 11.50% Sr. Unsec. Nts.,
9/15/09                                                  455,000         525,525
                                                                   -------------
                                                                         580,335

--------------------------------------------------------------------------------
ELECTRICAL EQUIPMENT--0.5%
Belden & Blake Corp., 8.75%
Sr. Sec. Nts., 7/15/12 1                                 650,000         663,000

                                                       PRINCIPAL           VALUE
                                                          AMOUNT      SEE NOTE 1
--------------------------------------------------------------------------------
ELECTRICAL EQUIPMENT Continued
Dayton Superior Corp., 13%
Sr. Unsec. Sub. Nts., 6/15/09                      $     100,000   $     104,500
--------------------------------------------------------------------------------
General Cable Corp., 9.50%
Sr. Nts., 11/15/10                                       500,000         567,500
--------------------------------------------------------------------------------
Tennessee Gas Pipeline Co., 7%
Sr. Unsec. Debs., 10/15/28                             1,500,000       1,511,250
                                                                   -------------
                                                                       2,846,250

--------------------------------------------------------------------------------
INDUSTRIAL CONGLOMERATES--0.0%
Great Lakes Dredge & Dock Co., 7.75%
Sr. Unsec. Sub. Nts., 12/15/13                           250,000         228,750
--------------------------------------------------------------------------------
MACHINERY--1.6%
AGCO Corp., 9.50% Sr. Unsec. Nts.,
5/1/08                                                 1,000,000       1,070,000
--------------------------------------------------------------------------------
Douglas Dynamics LLC, 7.75% Sr. Nts.,
1/15/12 3                                                600,000         611,250
--------------------------------------------------------------------------------
Dresser-Rand Group, Inc., 7.375%
Sr. Sub. Nts., 11/1/14 3                                 300,000         307,500
--------------------------------------------------------------------------------
Manitowoc Co., Inc. (The):
7.125% Sr. Nts., 11/1/13                                 150,000         163,125
10.50% Sr. Sub. Nts., 8/1/12                             800,000         924,000
--------------------------------------------------------------------------------
Milacron Escrow Corp., 11.50%
Sr. Sec. Nts., 5/15/11 1                               1,200,000       1,278,000
--------------------------------------------------------------------------------
Navistar International Corp., 7.50%
Sr. Nts., 6/15/11                                        800,000         862,000
--------------------------------------------------------------------------------
NMHG Holding Co., 10% Sr. Nts.,
5/15/09                                                  600,000         666,000
--------------------------------------------------------------------------------
SPX Corp., 7.50% Sr. Nts., 1/1/13                        900,000         981,000
--------------------------------------------------------------------------------
Terex Corp.:
7.375% Sr. Unsec. Sub. Nts., 1/15/14                     500,000         538,750
9.25% Sr. Unsec. Sub. Nts., 7/15/11                      800,000         902,000
10.375% Sr. Unsec. Sub. Nts., Series B,
4/1/11                                                   500,000         562,500
--------------------------------------------------------------------------------
Trinity Industries, Inc., 6.50% Sr. Nts.,
3/15/14                                                1,000,000       1,005,000
                                                                   -------------
                                                                       9,871,125

--------------------------------------------------------------------------------
MARINE--0.4%
CP Ships Ltd., 10.375% Sr. Nts., 7/15/12               1,000,000       1,158,750
--------------------------------------------------------------------------------
Millenium Seacarriers, Inc., 12%
Sr. Sec. Nts., 7/15/05 1,4,5                             700,000          16,870
--------------------------------------------------------------------------------
Navigator Gas Transport plc, 10.50%
First Priority Ship Mtg. Nts., 6/30/07 1,4,5           1,000,000         756,250
--------------------------------------------------------------------------------
Pacific & Atlantic Holdings, Inc., 3.75%
Sec. Nts., 12/31/07 3,7                                  429,249         198,571
                                                                   -------------
                                                                       2,130,441

STATEMENT OF INVESTMENTS  Continued
--------------------------------------------------------------------------------

                                                       PRINCIPAL           VALUE
                                                          AMOUNT      SEE NOTE 1
--------------------------------------------------------------------------------
ROAD & RAIL--0.6%
Kansas City Southern Railway Co.
(The), 7.50% Sr. Nts., 6/15/09                     $     500,000   $     527,500
--------------------------------------------------------------------------------
Stena AB:
7% Sr. Nts., 12/1/16 3                                 1,700,000       1,691,500
7.50% Sr. Unsec. Nts., 11/1/13                           928,000         976,720
9.625% Sr. Nts., 12/1/12                                 600,000         681,000
                                                                   -------------
                                                                       3,876,720

--------------------------------------------------------------------------------
TRADING COMPANIES & DISTRIBUTORS--0.2%
United Rentals, Inc., 7% Sr. Sub. Nts.,
2/15/14                                                1,500,000       1,410,000
--------------------------------------------------------------------------------
TRANSPORTATION INFRASTRUCTURE--0.2%
Horizon Lines LLC, 9% Nts., 11/1/12 3                    600,000         648,000
--------------------------------------------------------------------------------
Worldspan LP/Worldspan Financial
Corp., 9.625% Sr. Nts., 6/15/11                          550,000         550,000
                                                                   -------------
                                                                       1,198,000

--------------------------------------------------------------------------------
INFORMATION TECHNOLOGY--2.6%
--------------------------------------------------------------------------------
COMMUNICATIONS EQUIPMENT--0.4%
Lucent Technologies, Inc., 6.45%
Unsec. Debs., 3/15/29                                  1,700,000       1,547,000
--------------------------------------------------------------------------------
Orion Network Systems, Inc., 12.50%
Sr. Unsub. Disc. Nts., 1/15/07 1,4,5                   1,150,000         603,750
                                                                   -------------
                                                                       2,150,750

--------------------------------------------------------------------------------
COMPUTERS & PERIPHERALS--0.1%
Seagate Technology Hdd Holdings, 8%
Sr. Nts., 5/15/09                                        700,000         759,500
--------------------------------------------------------------------------------
ELECTRONIC EQUIPMENT & INSTRUMENTS--0.9%
Flextronics International Ltd., 6.25%
Sr. Sub. Nts., 11/15/14 3                              2,300,000       2,288,500
--------------------------------------------------------------------------------
Ingram Micro, Inc., 9.875% Sr. Unsec.
Sub. Nts., 8/15/08                                     1,200,000       1,311,000
--------------------------------------------------------------------------------
LCE Acquisition Corp., 9% Sr. Sub. Nts.,
8/1/14 3                                                 875,000         951,563
--------------------------------------------------------------------------------
Sensus Metering System, Inc., 8.625%
Sr. Unsec. Sub. Nts., 12/15/13                         1,000,000       1,030,000
                                                                   -------------
                                                                       5,581,063

--------------------------------------------------------------------------------
INTERNET SOFTWARE & SERVICES--0.0%
Exodus Communications, Inc., 10.75%
Sr. Nts., 12/15/09 1,4,5 [EUR]                           846,550          11,507
--------------------------------------------------------------------------------
Globix Corp., 11% Sr. Nts., 5/1/08 7                      71,480          66,119
--------------------------------------------------------------------------------
NorthPoint Communications Group,
Inc., 12.875% Nts., 2/15/10 1,4,5                        240,208              --
--------------------------------------------------------------------------------
PSINet, Inc., 10.50% Sr. Unsec. Nts.,
12/1/06 1,4,5 [EUR]                                    1,000,000          54,370
                                                                   -------------
                                                                         131,996

                                                       PRINCIPAL           VALUE
                                                          AMOUNT      SEE NOTE 1
--------------------------------------------------------------------------------
IT SERVICES--0.3%
Iron Mountain, Inc.:
7.75% Sr. Sub. Nts., 1/15/15                       $     400,000   $     408,000
8.625% Sr. Unsec. Sub. Nts., 4/1/13                    1,000,000       1,067,500
--------------------------------------------------------------------------------
Titan Corp. (The), 8% Sr. Sub. Nts.,
5/15/11                                                  400,000         428,000
                                                                   -------------
                                                                       1,903,500

--------------------------------------------------------------------------------
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT--0.9%
AMI Semiconductor, Inc., 10.75%
Sr. Unsec. Sub. Nts., 2/1/13                             682,000         804,760
--------------------------------------------------------------------------------
Amkor Technology, Inc.:
7.75% Sr. Nts., 5/15/13                                  120,000         113,400
9.25% Sr. Unsec. Sub. Nts., 2/15/08                    1,000,000       1,027,500
--------------------------------------------------------------------------------
Freescale Semiconductor, Inc., 7.125%
Sr. Unsec. Nts., 7/15/14                               1,300,000       1,417,000
--------------------------------------------------------------------------------
Huntsman International LLC, 7.375%
Sr. Sub. Nts., 1/1/15 3                                1,550,000       1,561,625
--------------------------------------------------------------------------------
MagnaChip Semiconductor Ltd., 8%
Sr. Sub. Nts., 12/15/14 3                                181,000         189,598
                                                                   -------------
                                                                       5,113,883

--------------------------------------------------------------------------------
MATERIALS--11.5%
--------------------------------------------------------------------------------
CHEMICALS--3.8%
Avecia Group plc, 11% Sr. Unsec. Nts.,
7/1/09                                                   117,000         121,095
--------------------------------------------------------------------------------
ClimaChem, Inc., 10.75% Sr. Unsec. Nts.,
Series B, 12/1/07                                        250,000         167,500
--------------------------------------------------------------------------------
Compass Minerals Group, Inc., 10%
Sr. Sub. Nts., 8/15/11                                 1,200,000       1,356,000
--------------------------------------------------------------------------------
Crompton Corp., 9.875% Sr. Nts.,
8/1/12 3                                                 800,000         920,000
--------------------------------------------------------------------------------
Equistar Chemicals LP/
Equistar Funding Corp.:
8.75% Sr. Unsec. Nts., 2/15/09                           400,000         450,000
10.125% Sr. Unsec. Nts., 9/1/08                           57,000          65,978
10.625% Sr. Unsec. Nts., 5/1/11                        1,800,000       2,097,000
--------------------------------------------------------------------------------
Huntsman Co. LLC:
11.625% Sr. Unsec. Nts., 10/15/10                         57,000          67,688
11.75% Sr. Nts., 7/15/12 3                             1,300,000       1,543,750
--------------------------------------------------------------------------------
Huntsman Corp./ICI Chemical Co. plc:
10.125% Sr. Unsec. Sub. Nts.,
7/1/09 [EUR]                                              60,838          88,698
10.125% Sr. Unsec. Sub. Nts., 7/1/09 9                 1,645,000       1,739,588
13.09% Sr. Unsec. Disc. Nts., 12/31/09 8                 400,000         226,000
--------------------------------------------------------------------------------
Huntsman International LLC, 9.875%
Sr. Nts., 3/1/09                                       2,000,000       2,205,000
--------------------------------------------------------------------------------
IMC Global, Inc.:
7.625% Bonds, 11/1/05 1                                    3,000           3,075
10.875% Sr. Unsec. Nts., 8/1/13 1                         57,000          71,535
10.875% Sr. Unsec. Nts., Series B, 6/1/08                 11,627          14,011

                                                       PRINCIPAL           VALUE
                                                          AMOUNT      SEE NOTE 1
--------------------------------------------------------------------------------
CHEMICALS Continued
Innophos, Inc., 8.875% Sr. Sub. Nts.,
8/15/14 1                                          $     800,000   $     868,000
--------------------------------------------------------------------------------
ISP Chemco, Inc., 10.25% Sr. Unsec. Sub.
Nts., 7/1/11                                             500,000         567,500
--------------------------------------------------------------------------------
ISP Holdings, Inc., 10.625% Sr. Sec. Nts.,
12/15/09                                                 300,000         333,750
--------------------------------------------------------------------------------
KI Holdings, Inc., 0%/9.875%
Sr. Disc. Nts., 11/15/14 3,6                             750,000         483,750
--------------------------------------------------------------------------------
Lyondell Chemical Co.:
9.50% Sec. Nts., 12/15/08                                 57,000          62,130
9.50% Sr. Sec. Nts., 12/15//08                           100,000         109,000
9.625% Sr. Sec. Nts., Series A, 5/1/07                 1,300,000       1,436,500
9.80% Debs., 2/1/20                                      900,000       1,030,500
9.875% Sec. Nts., Series B, 5/1/07                       420,000         442,050
10.50% Sr. Sec. Nts., 6/1/13                             300,000         358,500
11.125% Sr. Sec. Nts., 7/15/12                           300,000         357,750
--------------------------------------------------------------------------------
Millennium America, Inc., 9.25%
Sr. Unsec. Sub. Nts., 6/15/08                            711,627         813,034
--------------------------------------------------------------------------------
PCI Chemicals Canada, 10%
Sr. Sec. Nts., 12/31/08                                  319,909         340,703
--------------------------------------------------------------------------------
Pioneer Cos., Inc., 6.05%
Sr. Sec. Nts., 12/31/06 2                                101,304         106,876
--------------------------------------------------------------------------------
PolyOne Corp.:
8.875% Sr. Unsec. Nts., 5/1/12                         1,550,000       1,693,375
10.625% Sr. Unsec. Nts., 5/15/10                         357,000         403,410
--------------------------------------------------------------------------------
Resolution Performance Products LLC:
8% Sr. Sec. Nts., 12/15/09                               450,000         486,000
13.50% Sr. Unsec. Sub. Nts., 11/15/10                    300,000         327,750
--------------------------------------------------------------------------------
Rhodia SA, 10.25% Sr. Unsec.
Nts., 6/1/10                                             500,000         565,000
--------------------------------------------------------------------------------
Rockwood Specialties Group, Inc.:
7.50% Sr. Sub. Nts., 11/15/14 3                          400,000         417,000
10.625% Sr. Unsec. Sub. Nts., 5/15/11                    400,000         462,000
--------------------------------------------------------------------------------
Sterling Chemicals, Inc., 10%
Sr. Sec. Nts., 12/19/07 7                                409,135         411,181
--------------------------------------------------------------------------------
Westlake Chemical Corp., 8.75%
Sr. Nts., 7/15/11                                        260,000         295,100
                                                                   -------------
                                                                      23,562,140

--------------------------------------------------------------------------------
CONSTRUCTION MATERIALS--0.1%
Texas Industries, Inc., 10.25%
Sr. Unsec. Nts., 6/15/11                                 800,000         940,000
--------------------------------------------------------------------------------
CONTAINERS & PACKAGING--2.9%
Crown Euro Holdings SA, 9.50%
Sr. Sec. Nts., 3/1/11                                    900,000       1,030,500
--------------------------------------------------------------------------------
Graham Packaging Co., Inc.:
8.50% Sr. Nts., 10/15/12 3                               350,000         369,250
9.875% Sub. Nts., 10/15/14 3                             600,000         643,500

                                                       PRINCIPAL           VALUE
                                                          AMOUNT      SEE NOTE 1
--------------------------------------------------------------------------------
CONTAINERS & PACKAGING Continued
Graphic Packaging International Corp.:
8.50% Sr. Nts., 8/15/11                            $   1,000,000   $   1,097,500
9.50% Sr. Sub. Nts., 8/15/13                             700,000         799,750
--------------------------------------------------------------------------------
Jefferson Smurfit Corp.:
7.50% Sr. Unsec. Unsub. Nts., 6/1/13                     350,000         375,375
8.25% Sr. Unsec. Nts., 10/1/12                           900,000         985,500
--------------------------------------------------------------------------------
MDP Acquisitions plc, 9.625%
Sr. Nts., 10/1/12                                        800,000         896,000
--------------------------------------------------------------------------------
Owens-Brockway Glass Container, Inc.:
7.75% Sr. Sec. Nts., 5/15/11                           1,000,000       1,087,500
8.25% Sr. Unsec. Nts., 5/15/13                           557,000         615,485
8.75% Sr. Sec. Nts., 11/15/12                          1,350,000       1,528,875
8.875% Sr. Sec. Nts., 2/15/09                          1,300,000       1,418,625
--------------------------------------------------------------------------------
Pliant Corp., 0%/11.125% Sr. Sec.
Disc. Nts., 6/15/09 6                                    600,000         557,250
--------------------------------------------------------------------------------
Solo Cup Co., 8.50% Sr. Sub. Nts.,
2/15/14                                                1,500,000       1,567,500
--------------------------------------------------------------------------------
Stone Container Corp.:
8.375% Sr. Nts., 7/1/12                                  750,000         821,250
9.25% Sr. Unsec. Nts., 2/1/08                          1,000,000       1,110,000
9.75% Sr. Unsec. Nts., 2/1/11                          1,000,000       1,100,000
--------------------------------------------------------------------------------
Stone Container Finance Co. of Canada
II, 7.375% Sr. Unsec. Nts., 7/15/14                      600,000         642,000
--------------------------------------------------------------------------------
TriMas Corp., 9.875% Sr. Unsec. Sub. Nts.,
6/15/12 1                                              1,000,000       1,065,000
                                                                   -------------
                                                                      17,710,860

--------------------------------------------------------------------------------
METALS & MINING--2.7%
AK Steel Corp.:
7.75% Sr. Unsec. Nts., 6/15/12                           557,000         576,495
7.875% Sr. Unsec. Nts., 2/15/09                          300,000         307,125
--------------------------------------------------------------------------------
Arch Western Finance LLC, 6.75%
Sr. Nts., 7/1/13                                         800,000         830,000
--------------------------------------------------------------------------------
California Steel Industries, Inc., 6.125%
Sr. Nts., 3/15/14                                        800,000         798,000
--------------------------------------------------------------------------------
Century Aluminum Co., 7.50% Sr. Nts.,
8/15/14 3                                              1,300,000       1,391,000
--------------------------------------------------------------------------------
Foundation PA Coal Co., 7.25% Sr. Nts.,
8/1/14 3                                                 650,000         695,500
--------------------------------------------------------------------------------
IMCO Recycling, Inc., 10.375%
Sr. Sec. Nts., 10/15/10                                  700,000         798,000
--------------------------------------------------------------------------------
International Steel Group, Inc.,
6.50% Sr. Nts., 4/15/14                                  300,000         323,250
--------------------------------------------------------------------------------
IPSCO, Inc., 8.75% Sr. Nts., 6/1/13                      300,000         345,000
--------------------------------------------------------------------------------
Ispat Inland ULC, 9.75% Sr. Sec. Nts.,
4/1/14                                                 1,364,000       1,691,360
--------------------------------------------------------------------------------
Jorgensen (Earle M.) Co., 9.75%
Sr. Sec. Nts., 6/1/12                                    800,000         904,000

STATEMENT OF INVESTMENTS  Continued
--------------------------------------------------------------------------------

                                                       PRINCIPAL           VALUE
                                                          AMOUNT      SEE NOTE 1
--------------------------------------------------------------------------------
METALS & MINING Continued
Kaiser Aluminum & Chemical Corp.,
10.875% Sr. Nts., Series B, 10/15/06 4,5           $   1,000,000   $     887,500
--------------------------------------------------------------------------------
Koppers Industry, Inc., 9.875%
Sr. Sec. Nts., 10/15/13                                  900,000       1,030,500
--------------------------------------------------------------------------------
Massey Energy Co., 6.625% Sr. Nts.,
11/15/10                                                 400,000         420,000
--------------------------------------------------------------------------------
Metallurg, Inc., 11% Sr. Nts., 12/1/07                   740,000         647,500
--------------------------------------------------------------------------------
Northwest Pipeline Corp., 8.125%
Sr. Nts., 3/1/10                                         200,000         222,250
--------------------------------------------------------------------------------
Oregon Steel Mills, Inc., 10% Sr. Nts.,
7/15/09                                                1,300,000       1,452,750
--------------------------------------------------------------------------------
Peabody Energy Corp., 6.875%
Sr. Unsec. Nts., Series B, 3/15/13                     1,000,000       1,087,500
--------------------------------------------------------------------------------
Steel Dynamics, Inc., 9.50% Sr. Nts.,
3/15/09                                                  400,000         440,000
--------------------------------------------------------------------------------
UCAR Finance, Inc., 10.25% Sr. Nts.,
2/15/12 1                                                400,000         459,000
--------------------------------------------------------------------------------
United States Steel Corp.:
9.75% Sr. Nts., 5/15/10                                  505,000         578,225
10.75% Sr. Nts., 8/1/08                                  389,000         459,993
                                                                   -------------
                                                                      16,344,948

--------------------------------------------------------------------------------
PAPER & FOREST PRODUCTS--2.0%
Abitibi-Consolidated, Inc., 8.55% Nts.,
8/1/10                                                   300,000         326,625
--------------------------------------------------------------------------------
Appleton Papers, Inc., 8.125% Sr. Nts.,
6/15/11                                                  600,000         649,500
--------------------------------------------------------------------------------
Buckeye Technologies, Inc.,
8.50% Sr. Nts., 10/1/13                                  350,000         381,500
--------------------------------------------------------------------------------
Georgia-Pacific Corp.:
7.75% Sr. Unsec. Nts., 11/15/29                        2,000,000       2,250,000
8.125% Sr. Unsec. Nts., 5/15/11                        2,200,000       2,541,000
9.375% Sr. Unsec. Nts., 2/1/13                         1,600,000       1,872,000
--------------------------------------------------------------------------------
Inland Fiber Group LLC, 9.625%
Sr. Unsec. Nts., 11/15/07 1,4,5                          300,000         136,500
--------------------------------------------------------------------------------
Norske Skog Canada Ltd., 7.375%
Sr. Unsec. Nts., 3/1/14                                  600,000         628,500
--------------------------------------------------------------------------------
Riverside Forest Products Ltd., 7.875%
Sr. Unsec. Sub. Nts., 3/1/14                             600,000         663,000
--------------------------------------------------------------------------------
Tekni-Plex, Inc., 8.75% Sr. Sec. Nts.,
11/15/13 3                                             1,557,000       1,557,000
--------------------------------------------------------------------------------
Tembec Industries, Inc.:
7.75% Sr. Nts., 3/15/12                                  700,000         680,750
8.50% Sr. Unsec. Nts., 2/1/11                             57,000          57,570
--------------------------------------------------------------------------------
Western Forest Products, Inc., 15%
Sec. Nts., 7/28/09 3,7                                   417,000         472,253
                                                                   -------------
                                                                      12,216,198

                                                       PRINCIPAL           VALUE
                                                          AMOUNT      SEE NOTE 1
--------------------------------------------------------------------------------
TELECOMMUNICATION SERVICES--9.6%
--------------------------------------------------------------------------------
DIVERSIFIED TELECOMMUNICATION SERVICES--3.7%
American Tower Corp.:
7.125% Sr. Unsec. Nts., 10/15/12 3                 $     500,000   $     513,750
9.375% Sr. Nts., 2/1/09 9                                161,000         171,063
--------------------------------------------------------------------------------
Citizens Communications Co.:
6.25% Sr. Nts., 1/15/13                                1,400,000       1,417,500
9% Sr. Unsec. Unsub. Nts., 8/15/31                       600,000         688,500
9.25% Sr. Nts., 5/15/11                                  800,000         940,000
--------------------------------------------------------------------------------
Crown Castle International Corp.,
7.50% Sr. Nts., 12/1/13                                  900,000         972,000
--------------------------------------------------------------------------------
MCI, Inc.:
6.908% Sr. Unsec. Nts., 5/1/07 2                       2,729,000       2,800,636
7.688% Sr. Unsec. Nts., 5/1/09 2                       1,000,000       1,037,500
--------------------------------------------------------------------------------
PSINet, Inc., 11% Sr. Nts., 8/1/09 1,4,5                 886,049          13,291
--------------------------------------------------------------------------------
Qwest Capital Funding, Inc., 7.90%
Unsec. Nts., 8/15/10                                   1,657,000       1,681,855
--------------------------------------------------------------------------------
Qwest Communications International,
Inc., 7.25% Sr. Nts., 2/15/11 3                          600,000         618,000
--------------------------------------------------------------------------------
Qwest Corp.:
6.875% Unsec. Debs., 9/15/33                           1,000,000         925,000
9.125% Nts., 3/15/12 3                                 2,500,000       2,900,000
--------------------------------------------------------------------------------
Qwest Services Corp.:
14% Nts., 12/15/10 2,3                                 4,800,000       5,796,000
14.50% Nts., 12/15/14 3                                1,700,000       2,159,000
--------------------------------------------------------------------------------
Teligent, Inc., 11.50% Sr. Nts., 12/1/07 1,4,5           400,000              --
--------------------------------------------------------------------------------
Time Warner Telecom LLC/Time Warner
Telecom, Inc., 9.75% Sr. Nts., 7/15/08                   100,000         101,750
--------------------------------------------------------------------------------
Winstar Communications, Inc., 12.75%
Sr. Nts., 4/15/10 1,4,5                                1,000,000              --
                                                                   -------------
                                                                      22,735,845

--------------------------------------------------------------------------------
WIRELESS TELECOMMUNICATION SERVICES--5.9%
Alamosa Delaware, Inc.:
8.50% Sr. Nts., 1/31/12                                1,000,000       1,097,500
11% Sr. Unsec. Nts., 7/31/10                              57,000          67,403
12.50% Sr. Unsec. Nts., 2/1/11                           100,000         113,500
--------------------------------------------------------------------------------
American Cellular Corp., 10% Sr. Nts.,
Series B, 8/1/11                                         200,000         172,500
--------------------------------------------------------------------------------
American Tower Corp., 7.50% Sr. Nts.,
5/1/12                                                 1,650,000       1,740,750
--------------------------------------------------------------------------------
American Tower Escrow Corp., 12.25%
Sr. Sub. Disc. Nts., 8/1/08 8                          1,400,000       1,053,500
--------------------------------------------------------------------------------
AT&T Corp., 9.05% Sr. Unsec. Nts.,
11/15/11 2                                             3,250,000       3,757,813
--------------------------------------------------------------------------------
CellNet Data Systems, Inc., Sr. Unsec.
Disc. Nts., 10/1/07 1,4,5                              1,834,000              --
--------------------------------------------------------------------------------
Centennial Cellular Operating Co.
LLC/Centennial Communications Corp.,
10.125% Sr. Nts., 6/15/13                              1,700,000       1,916,750

                                                       PRINCIPAL           VALUE
                                                          AMOUNT      SEE NOTE 1
--------------------------------------------------------------------------------
WIRELESS TELECOMMUNICATION SERVICES Continued
Crown Castle International Corp.,
10.75% Sr. Nts., 8/1/11                            $   2,050,000   $   2,234,500
--------------------------------------------------------------------------------
Dobson Cellular Systems, 8.375%
Sec. Nts., 11/1/11 3                                     270,000         280,125
--------------------------------------------------------------------------------
Dobson Communications Corp.,
8.875% Sr. Nts., 10/1/13                                 507,000         358,703
--------------------------------------------------------------------------------
IWO Escrow Co., Sr. Sec. Nts.,
1/15/12 2,3,9                                            220,000         222,750
--------------------------------------------------------------------------------
Nextel Communications, Inc.,
7.375% Sr. Nts., 8/1/15                                6,490,000       7,171,450
--------------------------------------------------------------------------------
Nextel Partners, Inc.:
8.125% Sr. Nts., 7/1/11                                  700,000         780,500
12.50% Sr. Nts., 11/15/09                              1,162,000       1,321,775
--------------------------------------------------------------------------------
Rogers Wireless Communications, Inc.:
6.375% Sec. Nts., 3/1/14                               2,400,000       2,388,000
7.50% Sr. Sec. Nts., 3/15/15 3                           900,000         954,000
8% Sr. Sub. Nts., 12/15/12 3                             800,000         850,000
--------------------------------------------------------------------------------
Rural Cellular Corp.:
8.25% Sr. Sec. Nts., 3/15/12                             775,000         823,438
9.75% Sr. Sub. Nts., 1/15/10                             457,000         415,870
9.875% Sr. Nts., 2/1/10                                1,100,000       1,124,750
--------------------------------------------------------------------------------
SBA Communications Corp., 8.50%
Sr. Nts., 12/1/12 3                                    1,150,000       1,178,750
--------------------------------------------------------------------------------
SBA Telecommunications, Inc./SBA
Communications Corp., 0%/9.75%
Sr. Disc. Nts., 12/15/11 6                             2,357,000       1,997,558
--------------------------------------------------------------------------------
Triton PCS, Inc., 8.50%
Sr. Unsec. Nts., 6/1/13                                1,300,000       1,261,000
--------------------------------------------------------------------------------
UbiquiTel Operating Co., 9.875%
Sr. Nts., 3/1/11                                       1,100,000       1,240,250
--------------------------------------------------------------------------------
US Unwired, Inc., 10% Sr. Sec. Nts.,
6/15/12                                                  500,000         566,250
--------------------------------------------------------------------------------
Western Wireless Corp., 9.25%
Sr. Unsec. Nts., 7/15/13                               1,057,000       1,154,773
                                                                   -------------
                                                                      36,244,158

--------------------------------------------------------------------------------
UTILITIES--6.2%
--------------------------------------------------------------------------------
ELECTRIC UTILITIES--3.9%
AES Corp. (The), 8.75% Sr. Sec. Nts.,
5/15/13 3                                              1,150,000       1,312,438
--------------------------------------------------------------------------------
Allegheny Energy, Inc., 7.75% Nts.,
8/1/05                                                   300,000         305,625
--------------------------------------------------------------------------------
Caithness Coso Funding Corp.,
9.05% Sr. Sec. Nts., Series B, 12/15/09                  366,797         405,311
--------------------------------------------------------------------------------
Calpine Corp., 7.625% Sr. Nts., 4/15/06                  360,000         355,500
--------------------------------------------------------------------------------
CenterPoint Energy, Inc., 7.25%
Sr. Nts., Series B, 9/1/10                             1,600,000       1,786,640
--------------------------------------------------------------------------------
CMS Energy Corp.:
7.50% Sr. Nts., 1/15/09                                  357,000         381,990
7.75% Sr. Nts., 8/1/10                                   400,000         439,500
9.875% Sr. Unsec. Nts., 10/15/07                       1,400,000       1,571,500

                                                       PRINCIPAL           VALUE
                                                          AMOUNT      SEE NOTE 1
--------------------------------------------------------------------------------
ELECTRIC UTILITIES Continued
CMS Energy X-TRAS Pass-Through
Trust I, 7% Sr. Unsec. Pass-Through
Certificates, 1/15/05                              $     500,000   $     500,000
--------------------------------------------------------------------------------
ESI Tractebel Acquisition Corp.,
7.99% Sec. Bonds, Series B, 12/30/11 1                   882,000         935,834
--------------------------------------------------------------------------------
Midwest Generation LLC, 8.75%
Sr. Sec. Nts., 5/1/34                                  3,600,000       4,104,000
--------------------------------------------------------------------------------
Mirant Americas Generation LLC,
8.30% Sr. Unsec. Nts., 5/1/11 4,5                        200,000         212,500
--------------------------------------------------------------------------------
MSW Energy Holdings II LLC/MSW
Energy Finance Co. II, Inc., 7.375%
Sr. Sec. Nts., Series B, 9/1/10                          700,000         738,500
--------------------------------------------------------------------------------
MSW Energy Holdings LLC/MSW
Energy Finance Co., Inc., 8.50%
Sr. Sec. Nts., 9/1/10                                    400,000         440,000
--------------------------------------------------------------------------------
NRG Energy, Inc., 8% Sr. Sec. Nts.,
12/15/13 3                                             2,500,000       2,737,500
--------------------------------------------------------------------------------
Reliant Energy, Inc., 6.75% Sr. Sec. Nts.,
12/15/14                                                 900,000         898,875
--------------------------------------------------------------------------------
Reliant Resources, Inc.:
9.25% Sr. Sec. Nts., 7/15/10                           1,657,000       1,855,840
9.50% Sr. Sec. Nts., 7/15/13                           1,600,000       1,826,000
--------------------------------------------------------------------------------
Teco Energy, Inc., 7.20% Unsec. Unsub.
Nts., 5/1/11                                           2,000,000       2,200,000
--------------------------------------------------------------------------------
Texas Genco LLC, 6.875% Sr. Nts.,
12/15/14 3                                             1,100,000       1,142,625
                                                                   -------------
                                                                      24,150,178

--------------------------------------------------------------------------------
GAS UTILITIES--0.3%
AmeriGas Partners LP/AmeriGas Eagle
Finance Corp., 8.875% Sr. Unsec. Nts.,
Series B, 5/20/11 10                                   1,400,000       1,533,000
--------------------------------------------------------------------------------
SEMCO Energy, Inc., 7.125% Sr. Nts.,
5/15/08                                                  400,000         430,109
                                                                   -------------
                                                                       1,963,109

--------------------------------------------------------------------------------
MULTI-UTILITIES & UNREGULATED POWER--1.9%
AES Red Oak LLC:
8.54% Sr. Sec. Bonds, Series A, 11/30/19               1,031,898       1,163,465
9.20% Sr. Sec. Bonds, Series B, 11/30/29                 500,000         563,750
--------------------------------------------------------------------------------
Consumers Energy Co.:
6.25% Nts., 9/15/06                                      300,000         313,344
6.375% Sr. Sec. Nts., 2/1/08                             450,000         481,506
7.375% Nts., 9/15/23                                     350,000         362,054
--------------------------------------------------------------------------------
Dynegy Holdings, Inc.:
6.875% Sr. Unsec. Unsub. Nts., 4/1/11                  3,340,000       3,231,450
8.75% Sr. Nts., 2/15/12                                1,857,000       1,954,493
10.125% Sr. Sec. Nts., 7/15/13 3                       1,850,000       2,127,500
--------------------------------------------------------------------------------
Mirant Mid-Atlantic LLC, 8.625%
Sec. Pass-Through Certificates,
Series A, 6/30/12                                        797,235         885,429

STATEMENT OF INVESTMENTS  Continued
--------------------------------------------------------------------------------

                                                       PRINCIPAL           VALUE
                                                          AMOUNT      SEE NOTE 1
--------------------------------------------------------------------------------
MULTI-UTILITIES & UNREGULATED POWER Continued
NorthWestern Corp., 5.875%
Sr. Sec. Nts., 11/1/14 3                           $     580,000   $     596,223
                                                                   -------------
                                                                      11,679,214

--------------------------------------------------------------------------------
WATER UTILITIES--0.1%
National Waterworks, Inc., 10.50%
Sr. Unsec. Sub. Nts., Series B, 12/1/12                  300,000         339,000
                                                                   -------------
Total Corporate Bonds and Notes
(Cost $450,525,393)                                                  478,080,198

                                                          SHARES
--------------------------------------------------------------------------------
PREFERRED STOCKS--0.6%
--------------------------------------------------------------------------------
AmeriKing, Inc., 13% Cum. Sr.
Exchangeable, Non-Vtg. 1,5,7                              13,764              --
--------------------------------------------------------------------------------
Dobson Communications Corp., 6% Cv.,
Series F (converts into Dobson
Communications Corp., Cl. A common
stock), Non-Vtg. 3                                           800          56,071
--------------------------------------------------------------------------------
e.spire Communications, Inc., 12.75%
Jr. Redeemable, Non-Vtg. 1,5,7                               498              50
--------------------------------------------------------------------------------
Eagle-Picher Holdings, Inc., 11.75% Cum.
Exchangeable, Series B, Non-Vtg. 1,5                       8,000         698,000
--------------------------------------------------------------------------------
ICG Holdings, Inc.,
14.25% Exchangeable, Non-Vtg. 1,5,7                          342              --
--------------------------------------------------------------------------------
McLeodUSA, Inc., 2.50% Cv., Series A 5                     3,258          11,875
--------------------------------------------------------------------------------
Pacific & Atlantic Holdings, Inc., 7.50%
Cum. Cv., Series A 1,5,7                                  22,013          44,026
--------------------------------------------------------------------------------
Paxson Communications Corp.:
14.25% Cum. Jr. Exchangeable,
Non-Vtg. 1,7                                                  92         678,500
14.25% Cum. Jr. Exchangeable,
Non-Vtg. 1,5,7                                                --             561
--------------------------------------------------------------------------------
PTV, Inc., 10% Cum., Series A, Non-Vtg.                       22              75
--------------------------------------------------------------------------------
Rural Cellular Corp., 11.375% Cum.,
Series B, Non-Vtg. 1,5,7                                   1,177         915,118
--------------------------------------------------------------------------------
Sovereign Real Estate Investment Trust,
12% Non-Cum., Series A 1                                  10,000       1,517,500
                                                                   -------------
Total Preferred Stocks (Cost $4,490,451)                               3,921,776

--------------------------------------------------------------------------------
COMMON STOCKS--1.6%
--------------------------------------------------------------------------------
AboveNet, Inc. 5                                             159           5,088
--------------------------------------------------------------------------------
Broadwing Corp.                                              460           4,191
--------------------------------------------------------------------------------
Cebridge Connections Holding LLC 5                         2,645              --
--------------------------------------------------------------------------------
Charles River Laboratories
International, Inc. 5                                      8,360         384,644
--------------------------------------------------------------------------------
Chesapeake Energy Corp.                                  100,909       1,664,999
--------------------------------------------------------------------------------
Covad Communications Group, Inc. 5                        20,660          44,419
--------------------------------------------------------------------------------
Crunch Equity Holdings, Cl. A 1,5                            301         390,333
--------------------------------------------------------------------------------
Dobson Communications Corp., Cl. A 5                      43,391          74,633

                                                                           VALUE
                                                          SHARES      SEE NOTE 1
--------------------------------------------------------------------------------
COMMON STOCKS Continued
Globix Corp. 5                                            11,467   $      41,281
--------------------------------------------------------------------------------
Gulfstream Holding, Inc. 1,5                                  56              --
--------------------------------------------------------------------------------
Horizon Natural Resources Co. 1,5                         20,000              --
--------------------------------------------------------------------------------
ICO Global Communication
Holdings Ltd. 5                                           42,107          21,475
--------------------------------------------------------------------------------
iPCS, Inc. 5                                               9,973         304,177
--------------------------------------------------------------------------------
Leap Wireless International, Inc. 5                        1,913          51,651
--------------------------------------------------------------------------------
Magellan Health Services, Inc. 5                           9,965         340,404
--------------------------------------------------------------------------------
Manitowoc Co., Inc. (The)                                  1,039          39,118
--------------------------------------------------------------------------------
MCI, Inc.                                                  1,629          32,841
--------------------------------------------------------------------------------
NTL, Inc. 5                                               18,902       1,379,090
--------------------------------------------------------------------------------
Orbital Sciences Corp. 5                                   2,235          26,440
--------------------------------------------------------------------------------
Pioneer Cos., Inc. 5                                      20,688         429,276
--------------------------------------------------------------------------------
Polymer Group, Inc., Cl. A 5                              24,040         456,760
--------------------------------------------------------------------------------
Prandium, Inc. 1,5                                        62,829             691
--------------------------------------------------------------------------------
Sterling Chemicals, Inc. 1,5                                 396          14,751
--------------------------------------------------------------------------------
Telewest Global, Inc. 5                                   96,326       1,693,411
--------------------------------------------------------------------------------
Telus Corp.                                                1,079          31,183
--------------------------------------------------------------------------------
TVMAX Holdings, Inc. 1,5                                   7,500          44,625
--------------------------------------------------------------------------------
UnitedGlobalCom, Inc., Cl. A 5                           143,824       1,389,340
--------------------------------------------------------------------------------
Viatel Holding Ltd. (Bermuda) 1,5                          2,701           3,241
--------------------------------------------------------------------------------
Western Forest Products, Inc. 5                           85,047         472,030
--------------------------------------------------------------------------------
Williams Cos., Inc. (The)                                 20,000         325,800
--------------------------------------------------------------------------------
WRC Media Corp. 1,5                                        1,353              27
--------------------------------------------------------------------------------
XO Communications, Inc. 5                                  2,646           8,044
                                                                   -------------
Total Common Stocks (Cost $8,602,957)                                  9,673,963

                                                           UNITS
--------------------------------------------------------------------------------
RIGHTS, WARRANTS AND CERTIFICATES--0.2%
--------------------------------------------------------------------------------
American Tower Corp. Wts.,
Exp. 8/1/08 3,5                                            1,400         322,700
--------------------------------------------------------------------------------
ASAT Finance LLC Wts., Exp. 11/1/06 1,5                      500               4
--------------------------------------------------------------------------------
Citigroup, Inc. Litigation Wts.,
Exp. 12/31/50 5                                           15,626          22,189
--------------------------------------------------------------------------------
COLO.com, Inc. Wts., Exp. 3/15/10 1,5                        600               6
--------------------------------------------------------------------------------
Concentric Network Corp. Wts.,
Exp. 12/15/07 1,5                                            750              --
--------------------------------------------------------------------------------
Covergent Communications, Inc. Wts.,
Exp. 4/1/08 1,5                                            2,000              20
--------------------------------------------------------------------------------
DeCrane Aircraft Holdings, Inc. Wts.,
Exp. 9/30/08 1,5                                           1,750              --
--------------------------------------------------------------------------------
Diva Systems Corp. Wts., Exp. 3/1/08 1,5                   1,500              --
--------------------------------------------------------------------------------
e.spire Communications, Inc. Wts.,
Exp. 11/1/05 1,5                                             475               5
--------------------------------------------------------------------------------
Horizon PCS, Inc. Wts., Exp. 10/1/10 1,5                   1,300              --

                                                                           VALUE
                                                           UNITS      SEE NOTE 1
--------------------------------------------------------------------------------
RIGHTS, WARRANTS AND CERTIFICATES Continued
--------------------------------------------------------------------------------
Huntsman Co. LLC Wts.,
Exp. 5/15/11 1,5                                           1,000   $     470,500
--------------------------------------------------------------------------------
ICG Communications, Inc. Wts.,
Exp. 9/15/05 1,5                                           5,940              59
--------------------------------------------------------------------------------
ICO Global Communication
Holdings Ltd. Wts.:
Exp. 5/16/06 1,5                                          10,561              53
Exp. 5/16/06 1,5                                              16              --
--------------------------------------------------------------------------------
Imperial Credit Industries, Inc. Wts.,
Exp. 1/31/08 1,5                                           5,148              --
--------------------------------------------------------------------------------
Insilco Corp. Wts., Exp. 8/15/07 1,5                         765              --
--------------------------------------------------------------------------------
iPCS, Inc. Wts., Exp. 6/15/10 1,5                            750               8
--------------------------------------------------------------------------------
Leap Wireless International, Inc. Wts.,
Exp. 4/15/10 1,5                                             550               6
--------------------------------------------------------------------------------
Long Distance International, Inc. Wts.,
Exp. 4/13/08 1,5                                             800              --
--------------------------------------------------------------------------------
Loral Space & Communications Ltd. Wts.,
Exp. 1/15/07 1,5                                             800               8
--------------------------------------------------------------------------------
McLeodUSA, Inc. Wts., Exp. 4/16/07 5                       7,220           1,516
--------------------------------------------------------------------------------
Millenium Seacarriers, Inc. Wts.,
Exp. 7/15/05 1,5                                           1,500              15
--------------------------------------------------------------------------------
Ntelos, Inc. Wts., Exp. 8/15/10 1,5                        1,000              10
--------------------------------------------------------------------------------
Pathmark Stores, Inc. Wts., Exp. 9/19/10 5                20,000           4,000
--------------------------------------------------------------------------------
Protection One, Inc. Wts., Exp. 6/30/05 1,5                1,600              --
--------------------------------------------------------------------------------
Sterling Chemicals, Inc. Wts.,
Exp. 12/19/08 1,5                                            647           3,017
--------------------------------------------------------------------------------
Transocean, Inc. Wts., Exp. 5/1/09 3,5                     1,000         453,125
--------------------------------------------------------------------------------
XO Communications, Inc., Cl. A Wts.,
Exp. 1/16/10 5                                             5,300           3,578
--------------------------------------------------------------------------------
XO Communications, Inc., Cl. B Wts.,
Exp. 1/16/10 5                                             3,975           1,908
--------------------------------------------------------------------------------
XO Communications, Inc., Cl. C Wts.,
Exp. 1/16/10 5                                             3,975           1,550
                                                                   -------------
Total Rights, Warrants and Certificates
(Cost $256,478)                                                        1,284,277

                                                       PRINCIPAL
                                                          AMOUNT
--------------------------------------------------------------------------------
STRUCTURED NOTES--7.9%
--------------------------------------------------------------------------------
Bear Stearns Cos., Inc. (The), High
Yield Index Linked Nts., 0%, 5/8/05 8              $   6,000,000       6,128,400
--------------------------------------------------------------------------------
Dow Jones CDX High Yield Index
Pass-Through Certificates:
Series 3-1, 7.75%, 12/29/09 3,11                      11,000,000      11,323,125
Series 3-3, 8%, 12/29/09 3,11                         17,400,000      17,867,625
Series 3-4, 10.50%, 12/29/09 3,11                     11,500,000      11,765,938

                                                       PRINCIPAL           VALUE
                                                          AMOUNT      SEE NOTE 1
--------------------------------------------------------------------------------
STRUCTURED NOTES Continued
--------------------------------------------------------------------------------
Lehman Brothers Holdings, Inc.,
High Yield Targeted Return Index
Securities, Series 2004-1,
8.218%, 8/1/15 1,10,11                             $     953,488   $   1,063,481
                                                                   -------------
Total Structured Notes (Cost $46,981,804)                             48,148,569

--------------------------------------------------------------------------------
JOINT REPURCHASE AGREEMENTS--9.6%
--------------------------------------------------------------------------------
Undivided interest of 4.07% in joint repurchase
agreement (Principal Amount/Value
$1,443,703,000, with a maturity value of
$1,443,962,867) with UBS Warburg LLC, 2.16%,
dated 12/31/04, to be repurchased at $58,766,576
on 1/3/05, collateralized by Federal National
Mortgage Assn., 5%--6%, 4/1/34--10/1/34, with a
value of $1,474,609,071 (Cost $58,756,000)            58,756,000      58,756,000

--------------------------------------------------------------------------------
TOTAL INVESTMENTS, AT VALUE
(COST $571,908,681)                                         98.2%    602,175,363
--------------------------------------------------------------------------------
OTHER ASSETS NET OF LIABILITIES                              1.8      11,242,358
                                                   -----------------------------
NET ASSETS                                                 100.0%  $ 613,417,721
                                                   =============================

FOOTNOTES TO STATEMENT OF INVESTMENTS

PRINCIPAL AMOUNT IS REPORTED IN U.S. DOLLARS, EXCEPT FOR THOSE DENOTED IN THE
FOLLOWING CURRENCY:

EUR   EURO

1. Illiquid or restricted security. The aggregate value of illiquid or restricted securities as of December 31, 2004 was $23,784,798, which represents
3.88% of the Fund's net assets, of which $691 is considered restricted. See Note
8 of Notes to Financial Statements.

2. Represents the current interest rate for a variable or increasing rate security.

3. Represents securities sold under Rule 144A, which are exempt from registration under the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of
Trustees. These securities amount to $132,039,023 or 21.53% of the Fund's net assets as of December 31, 2004.

4. Issue is in default. See Note 1 of Notes to Financial Statements.

5. Non-income producing security.

6. Denotes a step bond: a zero coupon bond that converts to a fixed or variable interest rate at a designated future date.

7. Interest or dividend is paid-in-kind.

8. Zero coupon bond reflects effective yield on the date of purchase.

9. When-issued security or forward commitment to be delivered and settled after
December 31, 2004. See Note 1 of Notes to Financial Statements.

10. All or a portion of the security is held in collateralized accounts to cover initial margin requirements on open futures sales contracts with an aggregate market value of $363,592. See Note 6 of Notes to Financial Statements.

11. Interest rate represents a weighted average rate comprised of the interest rates of the underlying securities.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

STATEMENT OF ASSETS AND LIABILITIES  December 31, 2004
--------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------
ASSETS
-----------------------------------------------------------------------------------------------------------------------
Investments, at value (cost $571,908,681)--see accompanying statement of investments                     $ 602,175,363
-----------------------------------------------------------------------------------------------------------------------
Cash                                                                                                         1,323,413
-----------------------------------------------------------------------------------------------------------------------
Cash--foreign currencies (cost $5,025)                                                                           5,025
-----------------------------------------------------------------------------------------------------------------------
Receivables and other assets:
Interest, dividends and principal paydowns                                                                   9,052,296
Shares of beneficial interest sold                                                                           1,245,171
Investments sold                                                                                               225,785
Other                                                                                                            8,576
                                                                                                         --------------
Total assets                                                                                               614,035,629

-----------------------------------------------------------------------------------------------------------------------
LIABILITIES
-----------------------------------------------------------------------------------------------------------------------
Unrealized depreciation on swap contracts                                                                       90,514
-----------------------------------------------------------------------------------------------------------------------
Payables and other liabilities:
Investments purchased on a when-issued basis or forward commitment                                             220,000
Shares of beneficial interest redeemed                                                                         153,752
Distribution and service plan fees                                                                              77,618
Shareholder communications                                                                                      26,663
Trustees' compensation                                                                                          12,530
Futures margins                                                                                                  5,000
Transfer and shareholder servicing agent fees                                                                    1,733
Other                                                                                                           30,098
                                                                                                         --------------
Total liabilities                                                                                              617,908

-----------------------------------------------------------------------------------------------------------------------
NET ASSETS                                                                                               $ 613,417,721
                                                                                                         ==============

-----------------------------------------------------------------------------------------------------------------------
COMPOSITION OF NET ASSETS
-----------------------------------------------------------------------------------------------------------------------
Par value of shares of beneficial interest                                                               $      69,751
-----------------------------------------------------------------------------------------------------------------------
Additional paid-in capital                                                                                 656,159,098
-----------------------------------------------------------------------------------------------------------------------
Accumulated net investment income                                                                           37,454,171
-----------------------------------------------------------------------------------------------------------------------
Accumulated net realized loss on investments and foreign currency transactions                            (110,525,544)
-----------------------------------------------------------------------------------------------------------------------
Net unrealized appreciation on investments and translation of assets and liabilities denominated in
 foreign currencies                                                                                         30,260,245
                                                                                                         --------------
NET ASSETS                                                                                               $ 613,417,721
                                                                                                         ==============

-----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE PER SHARE
-----------------------------------------------------------------------------------------------------------------------
Non-Service shares:
Net asset value, redemption price per share and offering price per share
(based on net assets of $479,405,199 and 54,454,794 shares of beneficial interest outstanding)           $        8.80
-----------------------------------------------------------------------------------------------------------------------
Service shares:
Net asset value, redemption price per share and offering price per share
(based on net assets of $134,012,522 and 15,296,009 shares of beneficial interest outstanding)           $        8.76

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

STATEMENT OF OPERATIONS  For the Year Ended December 31, 2004
--------------------------------------------------------------------------------

---------------------------------------------------------------------------------------
INVESTMENT INCOME
---------------------------------------------------------------------------------------
Interest (net of foreign withholding taxes of $617)                       $ 43,139,671
---------------------------------------------------------------------------------------
Portfolio lending fees                                                           6,683
                                                                          -------------
Total investment income                                                     43,146,354

---------------------------------------------------------------------------------------
EXPENSES
---------------------------------------------------------------------------------------
Management fees                                                              4,058,869
---------------------------------------------------------------------------------------
Distribution and service plan fees--Service shares                             253,266
---------------------------------------------------------------------------------------
Transfer and shareholder servicing agent fees:
Non-Service shares                                                              10,157
Service shares                                                                  10,042
---------------------------------------------------------------------------------------
Shareholder communications:
Non-Service shares                                                              52,908
Service shares                                                                  12,135
---------------------------------------------------------------------------------------
Custodian fees and expenses                                                     19,333
---------------------------------------------------------------------------------------
Trustees' compensation                                                          16,825
---------------------------------------------------------------------------------------
Other                                                                           56,941
                                                                          -------------
Total expenses                                                               4,490,476
Less reduction to custodian expenses                                           (14,793)
                                                                          -------------
Net expenses                                                                 4,475,683

---------------------------------------------------------------------------------------
NET INVESTMENT INCOME                                                       38,670,671

---------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS)
---------------------------------------------------------------------------------------
Net realized gain (loss) on:
Investments                                                                   (613,058)
Closing of futures contracts                                                    64,322
Foreign currency transactions                                                  327,659
Swap contracts                                                                (461,773)
                                                                          -------------
Net realized loss                                                             (682,850)
---------------------------------------------------------------------------------------
Net change in unrealized appreciation on:
Investments                                                                 10,248,803
Translation of assets and liabilities denominated in foreign currencies         45,315
Futures contracts                                                               76,370
Swap contracts                                                                 (90,514)
                                                                          -------------
Net change in unrealized appreciation                                       10,279,974

---------------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                      $ 48,267,795
                                                                          =============

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

YEAR ENDED DECEMBER 31,                                                                               2004           2003
--------------------------------------------------------------------------------------------------------------------------

OPERATIONS
--------------------------------------------------------------------------------------------------------------------------
Net investment income                                                                         $ 38,670,671   $ 36,198,271
--------------------------------------------------------------------------------------------------------------------------
Net realized loss                                                                                 (682,850)    (3,373,657)
--------------------------------------------------------------------------------------------------------------------------
Net change in unrealized appreciation (depreciation)                                            10,279,974     60,265,270
                                                                                              ----------------------------
Net increase in net assets resulting from operations                                            48,267,795     93,089,884

--------------------------------------------------------------------------------------------------------------------------
DIVIDENDS AND/OR DISTRIBUTIONS TO SHAREHOLDERS
--------------------------------------------------------------------------------------------------------------------------
Dividends from net investment income:
Non-Service shares                                                                             (29,416,204)   (26,819,814)
Service shares                                                                                  (5,469,874)    (1,672,018)

--------------------------------------------------------------------------------------------------------------------------
BENEFICIAL INTEREST TRANSACTIONS
--------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from beneficial interest transactions:
Non-Service shares                                                                             (10,547,360)    76,658,765
Service shares                                                                                  54,117,983     51,833,851

--------------------------------------------------------------------------------------------------------------------------
NET ASSETS
--------------------------------------------------------------------------------------------------------------------------
Total increase                                                                                  56,952,340    193,090,668
--------------------------------------------------------------------------------------------------------------------------
Beginning of period                                                                            556,465,381    363,374,713
                                                                                              ----------------------------
End of period (including accumulated net investment income of $37,454,171 and
$33,660,739, respectively)                                                                    $613,417,721   $556,465,381
                                                                                              ============================

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

NON-SERVICE SHARES  YEAR ENDED DECEMBER 31,                2004            2003            2002            2001            2000
----------------------------------------------------------------------------------------------------------------------------------

PER SHARE OPERATING DATA
----------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period              $        8.61     $      7.51     $      8.54     $      9.27     $     10.72
----------------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income                                       .58 1           .60             .58             .84            1.00
Net realized and unrealized gain (loss)                     .15            1.09            (.76)           (.62)          (1.36)
                                                  --------------------------------------------------------------------------------
Total from investment operations                            .73            1.69            (.18)            .22            (.36)
----------------------------------------------------------------------------------------------------------------------------------
Dividends and/or distributions to shareholders:
Dividends from net investment income                       (.54)           (.59)           (.85)           (.95)          (1.09)
----------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                    $        8.80     $      8.61     $      7.51     $      8.54     $      9.27
                                                  ================================================================================

----------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN, AT NET ASSET VALUE 2                         8.97%          23.96%          (2.40)%          1.97%          (3.74)%
----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
----------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in thousands)          $     479,405     $   480,112     $   345,670     $   344,788     $   333,533
----------------------------------------------------------------------------------------------------------------------------------
Average net assets (in thousands)                 $     460,877     $   396,858     $   335,894     $   347,723     $   329,260
----------------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets: 3
Net investment income                                      6.91%           8.31%           8.29%           9.94%          10.47%
Total expenses                                             0.75% 4         0.76% 4         0.77% 4         0.79% 4         0.79% 4
----------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                      51%             48%             75%             46%             31%

1. Per share amounts calculated based on the average shares outstanding during the period.

2. Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are not annualized for periods less than one full year. Total return information does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

3. Annualized for periods of less than one full year.

4. Reduction to custodian expenses less than 0.01%.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

            23 | OPPENHEIMER HIGH INCOME FUND/VA

FINANCIAL HIGHLIGHTS  Continued
--------------------------------------------------------------------------------

SERVICE SHARES  YEAR ENDED DECEMBER 31,                   2004             2003             2002             2001 1
----------------------------------------------------------------------------------------------------------------------

PER SHARE OPERATING DATA
----------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period              $       8.58     $       7.49     $       8.54       $       8.40
----------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income                                      .56 2            .61              .88                .20
Net realized and unrealized gain (loss)                    .15             1.06            (1.08)              (.06)
                                                  --------------------------------------------------------------------
Total from investment operations                           .71             1.67             (.20)               .14
----------------------------------------------------------------------------------------------------------------------
Dividends and/or distributions to shareholders:
Dividends from net investment income                      (.53)            (.58)            (.85)                --
----------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                    $       8.76     $       8.58     $       7.49       $       8.54
                                                  ====================================================================

----------------------------------------------------------------------------------------------------------------------
TOTAL RETURN, AT NET ASSET VALUE 3                        8.73%           23.79%           (2.67)%             1.67%
----------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
----------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in thousands)          $    134,013     $     76,354     $     17,705       $          3
----------------------------------------------------------------------------------------------------------------------
Average net assets (in thousands)                 $    101,464     $     41,246     $      5,602       $          2
----------------------------------------------------------------------------------------------------------------------
Ratios to average net assets: 4
Net investment income                                     6.63%            7.84%            8.91%             12.51%
Total expenses                                            1.01% 5          1.04% 5          1.02% 5,6          0.96% 5
----------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                     51%              48%              75%                46%

1. For the period from September 18, 2001 (inception of offering) to December
31, 2001.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are not annualized for periods less than one full year. Total return information does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

4. Annualized for periods of less than one full year.

5. Reduction to custodian expenses less than 0.01%.

6. Voluntary waiver of transfer agent fees less than 0.01%.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
1. SIGNIFICANT ACCOUNTING POLICIES

Oppenheimer High Income Fund/VA (the Fund) is a separate series of Oppenheimer
Variable Account Funds (the Trust), an open-end management investment company registered under the Investment Company Act of 1940, as amended. The Fund's investment objective is to seek a high level of current income from investment in high-yield fixed-income securities. The Trust's investment advisor is
OppenheimerFunds, Inc. (the Manager).

      The Fund offers two classes of shares. Both classes are sold at their offering price, which is the net asset value per share, to separate investment accounts of participating insurance companies as an underlying investment for variable life insurance policies, variable annuity contracts or other investment products. The class of shares designated as Service shares is subject to a distribution and service plan. Both classes of shares have identical rights and voting privileges with respect to the Fund in general and exclusive voting rights on matters that affect that class alone. Earnings, net assets and net asset value per share may differ due to each class having its own expenses, such as transfer and shareholder servicing agent fees and shareholder communications, directly attributable to that class.

      The following is a summary of significant accounting policies consistently followed by the Fund.

--------------------------------------------------------------------------------
SECURITIES VALUATION. The Fund calculates the net asset value of its shares as of the close of The New York Stock Exchange (the Exchange), normally 4:00 P.M.
Eastern time, on each day the Exchange is open for business. Securities listed or traded on National Stock Exchanges or other domestic or foreign exchanges are valued based on the last sale price of the security traded on that exchange prior to the time when the Fund's assets are valued. Securities traded on NASDAQ are valued based on the closing price provided by NASDAQ prior to the time when the Fund's assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the closing bid and asked prices, and if not, at the closing bid price.
Corporate, government and municipal debt instruments having a remaining maturity in excess of 60 days and all mortgage-backed securities will be valued at the mean between the "bid" and "asked" prices. Securities may be valued primarily using dealer-supplied valuations or a portfolio pricing service authorized by the Board of Trustees. Securities (including restricted securities) for which market quotations are not readily available are valued at their fair value.
Foreign and domestic securities whose values have been materially affected by what the Manager identifies as a significant event occurring before the Fund's assets are valued but after the close of their respective exchanges will be fair valued. Fair value is determined in good faith using consistently applied procedures under the supervision of the Board of Trustees. Short-term "money market type" debt securities with remaining maturities of sixty days or less are valued at amortized cost (which approximates market value).

--------------------------------------------------------------------------------
STRUCTURED NOTES. The Fund invests in structured notes whose market values, interest rates and/or redemption prices are linked to the performance of underlying foreign currencies, interest rate spreads, stock market indices, prices of individual securities, commodities or other financial instruments or the occurrence of other specific events. The structured notes are often leveraged, increasing the volatility of each note's market value relative to the change in the underlying linked financial element or event. Fluctuations in value of these securities are recorded as unrealized gains and losses in the accompanying financial statements. The Fund records a realized gain or loss when a structured note is sold or matures. As of December 31, 2004, the market value of these securities comprised 7.9% of the Fund's net assets and resulted in unrealized cumulative gains of $1,166,765.

--------------------------------------------------------------------------------
SECURITIES ON A WHEN-ISSUED BASIS OR FORWARD COMMITMENT. Delivery and payment for securities that have been purchased by the Fund on a when-issued basis or forward commitment can take place up to ten days or more after the trade date.
Normally the settlement date occurs within six months after the trade date;
however, the Fund may, from time to time, purchase securities whose settlement date extends six months or more beyond trade date. During this period, such securities do not earn interest, are subject to market fluctuation and may increase or decrease in value prior to their delivery. The Fund maintains internally designated assets with a market value equal to or greater than the amount of its purchase commitments. The purchase of securities on a when-issued basis or forward

NOTES TO FINANCIAL STATEMENTS  Continued
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
1. SIGNIFICANT ACCOUNTING POLICIES Continued

commitment may increase the volatility of the Fund's net asset value to the extent the Fund executes such transactions while remaining substantially fully invested. The Fund may also sell securities that it purchased on a when-issued basis or forward commitment prior to settlement of the original purchase. As of
December 31, 2004, the Fund had purchased $220,000 of securities on a when-issued basis or forward commitment.

--------------------------------------------------------------------------------
SECURITY CREDIT RISK. The Fund invests in high-yield securities, which may be subject to a greater degree of credit risk, market fluctuations and loss of income and principal, and may be more sensitive to economic conditions than lower-yielding, higher-rated fixed-income securities. The Fund may acquire securities in default, and is not obligated to dispose of securities whose issuers subsequently default. As of December 31, 2004, securities with an aggregate market value of $6,822,262, representing 1.11% of the Fund's net assets, were in default.

--------------------------------------------------------------------------------
FOREIGN CURRENCY TRANSLATION. The Fund's accounting records are maintained in
U.S. dollars. Prices of securities denominated in foreign currencies are translated into U.S. dollars as of the close of The New York Stock Exchange (the
Exchange), normally 4:00 P.M. Eastern time, on each day the Exchange is open for business. Amounts related to the purchase and sale of foreign securities and investment income are translated at the rates of exchange prevailing on the respective dates of such transactions. Foreign exchange rates may be valued primarily using dealer supplied valuations or a portfolio pricing service authorized by the Board of Trustees.

      Reported net realized foreign exchange gains or losses arise from sales of portfolio securities, sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the
Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the values of assets and liabilities, including investments in securities at fiscal period end, resulting from changes in exchange rates.

      The effect of changes in foreign currency exchange rates on investments is separately identified from the fluctuations arising from changes in market values of securities held and reported with all other foreign currency gains and losses in the Fund's Statement of Operations.

--------------------------------------------------------------------------------
JOINT REPURCHASE AGREEMENTS. Pursuant to an Exemptive Order issued by the
Securities and Exchange Commission, the Fund, along with other affiliated funds advised by the Manager, may transfer uninvested cash balances into joint trading accounts on a daily basis. These balances are invested in one or more repurchase agreements. Securities pledged as collateral for repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal. In the event of default by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

--------------------------------------------------------------------------------
ALLOCATION OF INCOME, EXPENSES, GAINS AND LOSSES. Income, expenses (other than those attributable to a specific class), gains and losses are allocated on a daily basis to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

--------------------------------------------------------------------------------
FEDERAL TAXES. The Fund intends to comply with provisions of the Internal
Revenue Code applicable to regulated investment companies and to distribute substantially all of its investment company taxable income, including any net realized gain on investments not offset by capital loss carryforwards, if any, to shareholders.

The tax components of capital shown in the table below represent distribution requirements the Fund must satisfy under the income tax regulations, losses the
Fund may be able to offset against income and gains realized in future years and unrealized appreciation or depreciation of securities and other investments for federal income tax purposes.

                                                                 NET UNREALIZED
                                                                   APPRECIATION
                                                               BASED ON COST OF
                                                                 SECURITIES AND
 UNDISTRIBUTED     UNDISTRIBUTED             ACCUMULATED      OTHER INVESTMENTS
 NET INVESTMENT        LONG-TERM                    LOSS     FOR FEDERAL INCOME
 INCOME                     GAIN    CARRYFORWARD 1,2,3,4           TAX PURPOSES
 ------------------------------------------------------------------------------
 $37,883,370                 $--            $108,492,664            $28,050,771

1. As of December 31, 2004, the Fund had $107,323,569 of net capital loss carryforwards available to offset future realized capital gains, if any, and thereby reduce future taxable gain distributions. As of December 31, 2004, details of the capital loss carryforwards were as follows:

                          EXPIRING
                          -------------------------
                          2006        $   3,401,577
                          2007            4,933,260
                          2008           11,572,833
                          2009           22,696,701
                          2010           56,061,391
                          2011            8,529,303
                          2012              128,504
                                      -------------
                          Total       $ 107,323,569
                                      =============

2. As of December 31, 2004, the Fund had $1,169,095 of post-October losses available to offset future realized capital gains, if any. Such losses, if unutilized, will expire in 2013.

3. During the fiscal year ended December 31, 2004, the Fund did not utilize any capital loss carryforward.

4. During the fiscal year ended December 31, 2003, the Fund did not utilize any capital loss carryforward.

Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Fund. Accordingly, the following amounts have been reclassified for December 31, 2004. Net assets of the Fund were unaffected by the reclassifications.

      INCREASE TO                         INCREASE TO
      ACCUMULATED                     ACCUMULATED NET
      NET INVESTMENT                    REALIZED LOSS
      INCOME                           ON INVESTMENTS
      -----------------------------------------------
      $8,839                                   $8,839

The tax character of distributions paid during the years ended December 31, 2004 and December 31, 2003 was as follows:

                                         YEAR ENDED              YEAR ENDED
                                  DECEMBER 31, 2004       DECEMBER 31, 2003
   ------------------------------------------------------------------------
   Distributions paid from:
   Ordinary income                      $34,886,078             $28,491,832

The aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes as of December 31, 2004 are noted below. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses or tax realization of financial statement unrealized gain or loss.

            Federal tax cost of securities           $  573,928,234
            Federal tax cost of other investments         6,176,172
                                                     ---------------
            Total federal tax cost                   $  580,104,406
                                                     ===============

            Gross unrealized appreciation            $   42,282,791
            Gross unrealized depreciation               (14,232,020)
                                                     ---------------
            Net unrealized appreciation              $   28,050,771
                                                     ===============

NOTES TO FINANCIAL STATEMENTS  Continued
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
1. SIGNIFICANT ACCOUNTING POLICIES Continued

TRUSTEES' COMPENSATION. The Board of Trustees has adopted a deferred compensation plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. For purposes of determining the amount owed to the
Trustee under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of the Fund or in other Oppenheimer funds selected by the Trustee. The Fund purchases shares of the funds selected for deferral by the Trustee in amounts equal to his or her deemed investment, resulting in a Fund asset equal to the deferred compensation liability. Such assets are included as a component of "Other" within the asset section of the
Statement of Assets and Liabilities. Deferral of trustees' fees under the plan will not affect the net assets of the Fund, and will not materially affect the
Fund's assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance to the Plan.

--------------------------------------------------------------------------------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date. Income and capital gain distributions, if any, are declared and paid annually.

--------------------------------------------------------------------------------
INVESTMENT INCOME. Dividend income is recorded on the ex-dividend date or upon ex-dividend notification in the case of certain foreign dividends where the ex-dividend date may have passed. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income, which includes accretion of discount and amortization of premium, is accrued as earned.

--------------------------------------------------------------------------------
CUSTODIAN FEES. Custodian Fees and Expenses in the Statement of Operations may
include interest expense incurred by the Fund on any cash overdrafts of its custodian account during the period. Such cash overdrafts may result from the effects of failed trades in portfolio securities and from cash outflows resulting from unanticipated shareholder redemption activity. The Fund pays interest to its custodian on such cash overdrafts at a rate equal to the Federal
Funds Rate plus 0.50%. The Reduction to Custodian Expenses line item, if applicable, represents earnings on cash balances maintained by the Fund during the period. Such interest expense and other custodian fees may be paid with these earnings.

--------------------------------------------------------------------------------
SECURITY TRANSACTIONS. Security transactions are recorded on the trade date.
Realized gains and losses on securities sold are determined on the basis of identified cost.

--------------------------------------------------------------------------------
OTHER. The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

--------------------------------------------------------------------------------
2. SHARES OF BENEFICIAL INTEREST

The Fund has authorized an unlimited number of $0.001 par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

                                                     YEAR ENDED DECEMBER 31, 2004       YEAR ENDED DECEMBER 31, 2003
                                                         SHARES            AMOUNT           SHARES            AMOUNT
---------------------------------------------------------------------------------------------------------------------

NON-SERVICE SHARES
Sold                                                 23,243,919     $ 196,620,675       28,774,062     $ 229,684,313
Dividends and/or distributions reinvested             3,591,722        29,416,204        3,719,807        26,819,814
Redeemed                                            (28,128,136)     (236,584,239)     (22,801,608)     (179,845,362)
                                                   ------------------------------------------------------------------
Net increase (decrease)                              (1,292,495)    $ (10,547,360)       9,692,261     $  76,658,765
                                                   ==================================================================

                                                     YEAR ENDED DECEMBER 31, 2004       YEAR ENDED DECEMBER 31, 2003
                                                         SHARES            AMOUNT           SHARES            AMOUNT
---------------------------------------------------------------------------------------------------------------------

SERVICE SHARES
Sold                                                 12,247,468     $ 103,415,502       13,073,333     $ 104,602,083
Dividends and/or distributions reinvested               669,507         5,469,874          232,224         1,672,018
Redeemed                                             (6,517,361)      (54,767,393)      (6,772,325)      (54,440,250)
                                                   ------------------------------------------------------------------
Net increase                                          6,399,614     $  54,117,983        6,533,232     $  51,833,851
                                                   ==================================================================

--------------------------------------------------------------------------------
3. PURCHASES AND SALES OF SECURITIES

The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations, for the year ended December 31, 2004, were
$314,901,839 and $240,904,813, respectively.

--------------------------------------------------------------------------------
4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES

MANAGEMENT FEES. Management fees paid to the Manager were in accordance with the investment advisory agreement with the Trust which provides for a fee at an annual rate of 0.75% of the first $200 million of average annual net assets,
0.72% of the next $200 million, 0.69% of the next $200 million, 0.66% of the next $200 million, 0.60% on the next $200 million and 0.50% of average annual net assets over $1 billion.

--------------------------------------------------------------------------------
ADMINISTRATION SERVICES. The Fund pays the Manager a fee of $1,500 per year for preparing and filing the Fund's tax returns.

--------------------------------------------------------------------------------
TRANSFER AGENT FEES. OppenheimerFunds Services (OFS), a division of the Manager, acts as the transfer and shareholder servicing agent for the Fund. The Fund pays
OFS a per account fee. For the year ended December 31, 2004, the Fund paid
$20,130 to OFS for services to the Fund.

      Additionally, funds offered in variable annuity separate accounts are subject to minimum fees of $10,000 per class for class level assets of $10 million or more. Each class is subject to the minimum fee in the event that the per account fee does not equal or exceed the applicable minimum fee.

--------------------------------------------------------------------------------
DISTRIBUTION AND SERVICE PLAN FOR SERVICE SHARES. The Fund has adopted a
Distribution and Service Plan for Service shares to pay OppenheimerFunds
Distributor, Inc. (the Distributor), for distribution related services and personal service and account maintenance for the Fund's Service shares. Under the Plan, payments are made quarterly at an annual rate of up to 0.25% of the average annual net assets of Service shares of the Fund. The Distributor currently uses all of those fees to compensate sponsor(s) of the insurance product that offers Fund shares, for providing personal service and maintenance of accounts of their variable contract owners that hold Service shares. The impact of the service plan is to increase operating expenses of the Service shares, which results in lower performance compared to the Fund's shares that are not subject to a service fee. Fees incurred by the Fund under the Plan are detailed in the Statement of Operations.

--------------------------------------------------------------------------------
PAYMENTS AND WAIVERS OF EXPENSES. OFS has voluntarily agreed to limit transfer and shareholder servicing agent fees for all classes to 0.35% of average annual net assets per class. This undertaking may be amended or withdrawn at any time.

--------------------------------------------------------------------------------
5. FOREIGN CURRENCY CONTRACTS

A foreign currency contract is a commitment to purchase or sell a foreign currency at a future date, at a negotiated rate. The Fund may enter into foreign currency contracts to settle specific purchases or sales of securities denominated in a foreign currency and for protection from adverse exchange rate fluctuation. Risks to the Fund include the potential inability of the counterparty to meet the terms of the contract.

NOTES TO FINANCIAL STATEMENTS  Continued
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
5. FOREIGN CURRENCY CONTRACTS Continued

      The net U.S. dollar value of foreign currency underlying all contractual commitments held by the Fund and the resulting unrealized appreciation or depreciation are determined using prevailing foreign currency exchange rates.
Unrealized appreciation and depreciation on foreign currency contracts are reported in the Statement of Assets and Liabilities as a receivable or payable and in the Statement of Operations with the change in unrealized appreciation or depreciation.

      The Fund may realize a gain or loss upon the closing or settlement of the foreign transaction. Contracts closed or settled with the same broker are recorded as net realized gains or losses. Such realized gains and losses are reported with all other foreign currency gains and losses in the Statement of
Operations.

      As of December 31, 2004, the Fund had no outstanding foreign currency contracts.

--------------------------------------------------------------------------------
6. FUTURES CONTRACTS

A futures contract is a commitment to buy or sell a specific amount of a commodity or financial instrument at a negotiated price on a stipulated future date. Futures contracts are traded on a commodity exchange. The Fund may buy and sell futures contracts that relate to broadly based securities indices
(financial futures) or debt securities (interest rate futures) in order to gain exposure to or protection from changes in market value of stocks and bonds or interest rates. The Fund may also buy or write put or call options on these futures contracts.

      The Fund generally sells futures contracts as a hedge against increases in interest rates and decreases in market value of portfolio securities. The Fund may also purchase futures contracts to gain exposure to market changes as it may be more efficient or cost effective than actually buying securities.

      Upon entering into a futures contract, the Fund is required to deposit either cash or securities (initial margin) in an amount equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. The Fund recognizes a realized gain or loss when the contract is closed or has expired.

      Cash held by the broker to cover initial margin requirements on open futures contracts is noted in the Statement of Assets and Liabilities.
Securities held in collateralized accounts to cover initial margin requirements on open futures contracts are noted in the Statement of Investments. The
Statement of Assets and Liabilities reflects a receivable and/or payable for the daily mark to market for variation margin. Realized gains and losses are reported in the Statement of Operations as the closing and expiration of futures contracts. The net change in unrealized appreciation and depreciation is reported in the Statement of Operations.

      Risks of entering into futures contracts (and related options) include the possibility that there may be an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.

As of December 31, 2004, the Fund had outstanding futures contracts as follows:

                                    EXPIRATION    NUMBER OF     VALUATION AS OF     UNREALIZED
CONTRACT DESCRIPTION                      DATE    CONTRACTS   DECEMBER 31, 2004   APPRECIATION
----------------------------------------------------------------------------------------------

CONTRACTS TO PURCHASE
Standard & Poor's 500 Index            3/17/05           20          $6,068,500        $82,250

--------------------------------------------------------------------------------
7. INTEREST RATE SWAP CONTRACTS

The Fund may enter into an interest rate swap transaction to maintain a total return or yield spread on a particular investment, or portion of its portfolio, or for other non-speculative purposes. Interest rate swaps involve the exchange of commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments. The coupon payments are based on an agreed upon principal amount and a specified index. Because the principal amount is not exchanged, it represents neither an asset nor a liability to either counterparty, and is referred to as notional. The Fund records an increase or decrease to unrealized gain (loss), in the amount due to or owed by the Fund at termination or settlement.

      Interest rate swaps are subject to credit risk (if the counterparty fails to meet its obligations) and interest rate risk. The Fund could be obligated to pay more under its swap agreements than it receives under them, as a result of interest rate changes.

As of December 31, 2004, the Fund had entered into the following interest rate swap agreements:

                                           FIXED RATE    FLOATING RATE
                                              PAID BY      RECEIVED BY
                             NOTIONAL     THE FUND AT      THE FUND AT       FLOATING   TERMINATION      UNREALIZED
SWAP COUNTERPARTY              AMOUNT   DEC. 31, 2004    DEC. 31, 2004     RATE INDEX          DATE    DEPRECIATION
-------------------------------------------------------------------------------------------------------------------

                                                                          Three-Month
Deutshe Bank AG           $20,000,000           4.11%            2.41%     LIBOR flat       12/2/09         $90,514

Index abbreviation is as follows:
LIBOR London-Interbank Offered Rate

--------------------------------------------------------------------------------
8. ILLIQUID OR RESTRICTED SECURITIES

As of December 31, 2004, investments in securities included issues that are illiquid or restricted. Restricted securities are purchased in private placement transactions, are not registered under the Securities Act of 1933, may have contractual restrictions on resale, and are valued under methods approved by the
Board of Trustees as reflecting fair value. A security may also be considered illiquid if it lacks a readily available market or if its valuation has not changed for a certain period of time. The Fund will not invest more than 15% of its net assets (determined at the time of purchase and reviewed periodically) in illiquid or restricted securities. Certain restricted securities, eligible for resale to qualified institutional investors, are not subject to that limitation.
Information concerning restricted securities is as follows:

                       Acquisition                    Valuation as of       Unrealized
Security                     Dates         Cost     December 31, 2004     Depreciation
--------------------------------------------------------------------------------------

Prandium, Inc.     3/19/99-7/19/02     $738,000                  $691         $737,309

--------------------------------------------------------------------------------
9. SECURITIES LENDING

The Fund lends portfolio securities from time to time in order to earn additional income. In return, the Fund receives collateral in the form of US
Treasury obligations or cash, against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the funds and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund could experience delays and cost in recovering the securities loaned or in gaining access to the collateral.
Cash collateral is invested in cash equivalents. The Fund retains a portion of the interest earned from the collateral. The Fund also continues to receive interest or dividends paid on the securities loaned. As of December 31, 2004, the Fund had no securities on loan.

--------------------------------------------------------------------------------
10. LITIGATION

A consolidated amended complaint has been filed as putative derivative and class actions against the Manager, OFS and the Distributor (collectively, the
"Oppenheimer defendants"), as well as 51 of the Oppenheimer funds (as "Nominal
Defendants") excluding the Fund, 31 present and former Directors or Trustees and
9 present and former officers of the funds. This complaint, filed in the U.S.
District Court for the Southern District of New York on January 10, 2005,

NOTES TO FINANCIAL STATEMENTS  Continued
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
10. LITIGATION Continued

consolidates into a single action and amends six individual previously-filed putative derivative and class action complaints. Like those prior complaints, the complaint alleges that the Manager charged excessive fees for distribution and other costs, improperly used assets of the funds in the form of directed brokerage commissions and 12b-1 fees to pay brokers to promote sales of the funds, and failed to properly disclose the use of assets of the funds to make those payments in violation of the Investment Company Act of 1940 and the
Investment Advisers Act of 1940. Also, like those prior complaints, the complaint further alleges that by permitting and/or participating in those actions, the Directors/Trustees and the Officers breached their fiduciary duties to shareholders of the funds under the Investment Company Act of 1940 and at common law. The complaint seeks unspecified compensatory and punitive damages, rescission of the funds' investment advisory agreements, an accounting of all fees paid, and an award of attorneys' fees and litigation expenses.

      The Oppenheimer defendants believe that the allegations contained in the
Complaints are without merit and that they, the funds named as Nominal
Defendants, and the Directors/Trustees of those funds have meritorious defenses against the claims asserted. The Oppenheimer defendants intend to defend these lawsuits vigorously and to contest any claimed liability, and they have retained legal counsel to defend such suits. The Oppenheimer defendants believe that it is premature to render any opinion as to the likelihood of an outcome unfavorable to them and that no estimate can yet be made with any degree of certainty as to the amount or range of any potential loss.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
TO THE BOARD OF TRUSTEES AND SHAREHOLDERS OF OPPENHEIMER MAIN STREET FUND/VA:

We have audited the accompanying statement of assets and liabilities of
Oppenheimer Main Street Fund/VA, a series of Oppenheimer Variable Account Funds, including the statement of investments, as of December 31, 2004, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for the periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

      We conducted our audits in accordance with the standards of the Public
Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.
An audit includes consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting.
Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of
December 31, 2004, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures.
Additionally, an audit includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

      In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of
Oppenheimer Main Street Fund/VA as of December 31, 2004, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for the periods presented, in conformity with accounting principles generally accepted in the United States of America.

/s/ Deloitte & Touche LLP

DELOITTE & TOUCHE LLP

Denver, Colorado
February 11, 2005

STATEMENT OF INVESTMENTS  December 31, 2004
--------------------------------------------------------------------------------

                                                                                VALUE
                                                             SHARES        SEE NOTE 1
--------------------------------------------------------------------------------------

COMMON STOCKS--98.8%
--------------------------------------------------------------------------------------
CONSUMER DISCRETIONARY--12.4%
--------------------------------------------------------------------------------------
AUTO COMPONENTS--0.2%
Aftermarket Technology Corp. 1                                  252   $         4,057
--------------------------------------------------------------------------------------
ArvinMeritor, Inc.                                            9,900           221,463
--------------------------------------------------------------------------------------
Autoliv, Inc.                                                27,400         1,323,420
--------------------------------------------------------------------------------------
Dana Corp.                                                   65,200         1,129,916
--------------------------------------------------------------------------------------
Delphi Corp.                                                 16,100           145,222
--------------------------------------------------------------------------------------
Goodyear Tire & Rubber Co. 1                                 53,600           785,776
--------------------------------------------------------------------------------------
Lear Corp.                                                    1,800           109,818
--------------------------------------------------------------------------------------
Visteon Corp.                                                26,800           261,836
                                                                      ----------------
                                                                            3,981,508

--------------------------------------------------------------------------------------
AUTOMOBILES--0.5%
Ford Motor Co.                                              254,415         3,724,636
--------------------------------------------------------------------------------------
General Motors Corp.                                         42,900         1,718,574
--------------------------------------------------------------------------------------
Harley-Davidson, Inc.                                        42,800         2,600,100
--------------------------------------------------------------------------------------
Thor Industries, Inc.                                         3,400           125,970
--------------------------------------------------------------------------------------
Winnebago Industries, Inc.                                    9,700           378,882
                                                                      ----------------
                                                                            8,548,162

--------------------------------------------------------------------------------------
DISTRIBUTORS--0.0%
Genuine Parts Co.                                             7,700           339,262
--------------------------------------------------------------------------------------
HOTELS, RESTAURANTS & LEISURE--1.3%
Applebee's International, Inc.                               12,100           320,045
--------------------------------------------------------------------------------------
Aztar Corp. 1                                                 2,900           101,268
--------------------------------------------------------------------------------------
Caesars Entertainment, Inc. 1                                45,900           924,426
--------------------------------------------------------------------------------------
CBRL Group, Inc.                                             19,900           832,815
--------------------------------------------------------------------------------------
CEC Entertainment, Inc. 1                                    24,300           971,271
--------------------------------------------------------------------------------------
Choice Hotels International, Inc.                             3,300           191,400
--------------------------------------------------------------------------------------
Darden Restaurants, Inc.                                      7,700           213,598
--------------------------------------------------------------------------------------
International Game Technology                                74,900         2,575,062
--------------------------------------------------------------------------------------
Isle of Capri Casinos, Inc. 1                                 1,500            38,475
--------------------------------------------------------------------------------------
Jack in the Box, Inc. 1                                       5,400           199,098
--------------------------------------------------------------------------------------
Mandalay Resort Group                                        19,600         1,380,428
--------------------------------------------------------------------------------------
Marriott International, Inc., Cl. A                          48,300         3,041,934
--------------------------------------------------------------------------------------
McDonald's Corp.                                            159,350         5,108,761
--------------------------------------------------------------------------------------
MGM Mirage, Inc. 1                                            7,700           560,098
--------------------------------------------------------------------------------------
P.F. Chang's China Bistro, Inc. 1                             2,700           152,145
--------------------------------------------------------------------------------------
Rare Hospitality International, Inc. 1                        7,000           223,020
--------------------------------------------------------------------------------------
Sonic Corp. 1                                                 2,800            85,400
--------------------------------------------------------------------------------------
Starbucks Corp. 1                                            26,300         1,640,068
--------------------------------------------------------------------------------------
Yum! Brands, Inc.                                            37,700         1,778,686
                                                                      ----------------
                                                                           20,337,998

                                                                                VALUE
                                                             SHARES        SEE NOTE 1
--------------------------------------------------------------------------------------

HOUSEHOLD DURABLES--0.8%
American Greetings Corp., Cl. A                              21,700   $       550,095
--------------------------------------------------------------------------------------
Beazer Homes USA, Inc.                                        2,100           307,041
--------------------------------------------------------------------------------------
Black & Decker Corp.                                         14,700         1,298,451
--------------------------------------------------------------------------------------
Cavco Industries, Inc. 1                                        815            36,634
--------------------------------------------------------------------------------------
Ethan Allen Interiors, Inc.                                  10,100           404,202
--------------------------------------------------------------------------------------
Furniture Brands International, Inc.                          6,700           167,835
--------------------------------------------------------------------------------------
Harman International Industries, Inc.                         5,200           660,400
--------------------------------------------------------------------------------------
Hovnanian Enterprises, Inc., Cl. A  1                         1,700            84,184
--------------------------------------------------------------------------------------
KB Home                                                      11,800         1,231,920
--------------------------------------------------------------------------------------
Leggett & Platt, Inc.                                        23,400           665,262
--------------------------------------------------------------------------------------
Lennar Corp., Cl. B                                           9,160           478,244
--------------------------------------------------------------------------------------
M.D.C. Holdings, Inc.                                        13,133         1,135,217
--------------------------------------------------------------------------------------
Meritage Homes Corp. 1                                        8,200           924,140
--------------------------------------------------------------------------------------
Newell Rubbermaid, Inc.                                      70,000         1,693,300
--------------------------------------------------------------------------------------
NVR, Inc. 1                                                     800           615,520
--------------------------------------------------------------------------------------
Ryland Group, Inc. (The)                                     13,600           782,544
--------------------------------------------------------------------------------------
Stanley Works (The)                                          11,800           578,082
--------------------------------------------------------------------------------------
Whirlpool Corp.                                               8,800           609,048
                                                                      ----------------
                                                                           12,222,119

--------------------------------------------------------------------------------------
INTERNET & CATALOG RETAIL--0.7%
Amazon.com, Inc. 1                                           24,400         1,080,676
--------------------------------------------------------------------------------------
eBay, Inc. 1                                                 71,000         8,255,880
--------------------------------------------------------------------------------------
IAC/InterActiveCorp 1                                        94,400         2,607,328
                                                                      ----------------
                                                                           11,943,884

--------------------------------------------------------------------------------------
LEISURE EQUIPMENT & PRODUCTS--0.2%
Action Performance Cos., Inc.                                31,100           341,789
--------------------------------------------------------------------------------------
Eastman Kodak Co.                                            17,500           564,375
--------------------------------------------------------------------------------------
Hasbro, Inc.                                                 33,800           655,044
--------------------------------------------------------------------------------------
Leapfrog Enterprises, Inc. 1                                  3,000            40,800
--------------------------------------------------------------------------------------
Marvel Enterprises, Inc. 1                                   18,200           372,736
--------------------------------------------------------------------------------------
Nautilus Group, Inc. (The)                                    7,400           178,858
--------------------------------------------------------------------------------------
Polaris Industries, Inc.                                      5,600           380,912
--------------------------------------------------------------------------------------
SCP Pool Corp.                                                5,600           178,640
                                                                      ----------------
                                                                            2,713,154

--------------------------------------------------------------------------------------
MEDIA--3.7%
Charter Communications, Inc., Cl. A 1                       169,900           380,576
--------------------------------------------------------------------------------------
Clear Channel Communications, Inc.                           76,700         2,568,683
--------------------------------------------------------------------------------------
Comcast Corp., Cl. A 1                                      388,115        12,916,467
--------------------------------------------------------------------------------------
EchoStar Communications Corp.,
Cl. A                                                        40,100         1,332,924
--------------------------------------------------------------------------------------
Fox Entertainment Group, Inc.,
A Shares 1                                                    2,800            87,528
--------------------------------------------------------------------------------------
Gannett Co., Inc.                                             7,300           596,410
--------------------------------------------------------------------------------------
Getty Images, Inc. 1                                          8,000           550,800

                                                                                VALUE
                                                             SHARES        SEE NOTE 1
--------------------------------------------------------------------------------------

MEDIA Continued
Knight-Ridder, Inc.                                           9,700   $       649,318
--------------------------------------------------------------------------------------
Martha Stewart Living Omnimedia,
Inc., Cl. A 1                                                15,300           444,006
--------------------------------------------------------------------------------------
McGraw-Hill Cos., Inc. (The)                                 39,000         3,570,060
--------------------------------------------------------------------------------------
NTL, Inc. 1                                                   4,000           291,840
--------------------------------------------------------------------------------------
Pixar, Inc. 1                                                 1,600           136,976
--------------------------------------------------------------------------------------
Time Warner, Inc. 1                                         794,900        15,452,856
--------------------------------------------------------------------------------------
Viacom, Inc., Cl. B                                         249,046         9,062,784
--------------------------------------------------------------------------------------
Walt Disney Co. (The)                                       409,700        11,389,660
--------------------------------------------------------------------------------------
Westwood One, Inc. 1                                         18,400           495,512
                                                                      ----------------
                                                                           59,926,400

--------------------------------------------------------------------------------------
MULTILINE RETAIL--0.9%
Dillard's, Inc., Cl. A                                       23,600           634,132
--------------------------------------------------------------------------------------
Federated Department Stores, Inc.                            43,800         2,531,202
--------------------------------------------------------------------------------------
J.C. Penney Co., Inc. (Holding Co.)                          79,900         3,307,860
--------------------------------------------------------------------------------------
Kmart Holding Corp. 1                                         9,900           979,605
--------------------------------------------------------------------------------------
Kohl's Corp. 1                                                3,500           172,095
--------------------------------------------------------------------------------------
Neiman Marcus Group, Inc.
(The), Cl. A                                                  1,500           107,310
--------------------------------------------------------------------------------------
Nordstrom, Inc.                                              26,800         1,252,364
--------------------------------------------------------------------------------------
Sears Roebuck & Co.                                          33,000         1,683,990
--------------------------------------------------------------------------------------
Target Corp.                                                 69,300         3,598,749
                                                                      ----------------
                                                                           14,267,307

--------------------------------------------------------------------------------------
SPECIALTY RETAIL--3.7%
Abercrombie & Fitch Co., Cl. A                               33,700         1,582,215
--------------------------------------------------------------------------------------
Aeropostale, Inc. 1                                          23,000           676,890
--------------------------------------------------------------------------------------
American Eagle Outfitters, Inc.                              29,300         1,380,030
--------------------------------------------------------------------------------------
AnnTaylor Stores Corp. 1                                     21,600           465,048
--------------------------------------------------------------------------------------
AutoNation, Inc. 1                                           16,200           311,202
--------------------------------------------------------------------------------------
Barnes & Noble, Inc. 1                                       15,700           506,639
--------------------------------------------------------------------------------------
bebe stores, inc.                                             4,650           125,457
--------------------------------------------------------------------------------------
Bed Bath & Beyond, Inc. 1                                    36,700         1,461,761
--------------------------------------------------------------------------------------
Best Buy Co., Inc.                                           41,700         2,477,814
--------------------------------------------------------------------------------------
Blockbuster, Inc., Cl. B                                     56,956           501,782
--------------------------------------------------------------------------------------
Borders Group, Inc.                                          45,100         1,145,540
--------------------------------------------------------------------------------------
Children's Place Retail Stores, Inc. 1                        6,000           222,180
--------------------------------------------------------------------------------------
Christopher & Banks Corp.                                     3,400            62,730
--------------------------------------------------------------------------------------
Circuit City Stores, Inc./
Circuit City Group                                           93,500         1,462,340
--------------------------------------------------------------------------------------
Claire's Stores, Inc.                                        42,400           901,000
--------------------------------------------------------------------------------------
Electronics Boutique Holdings Corp. 1                         5,500           236,170
--------------------------------------------------------------------------------------
Finish Line, Inc. (The), Cl. A                                7,600           139,080
--------------------------------------------------------------------------------------
Gap, Inc. (The)                                             142,300         3,005,376
--------------------------------------------------------------------------------------
Hollywood Entertainment Corp. 1                              11,200           146,608
--------------------------------------------------------------------------------------
Home Depot, Inc.                                            442,100        18,895,354

                                                                                VALUE
                                                             SHARES        SEE NOTE 1
--------------------------------------------------------------------------------------

SPECIALTY RETAIL Continued
Hot Topic, Inc. 1                                            13,100   $       225,189
--------------------------------------------------------------------------------------
Limited Brands, Inc.                                        107,400         2,472,348
--------------------------------------------------------------------------------------
Lowe's Cos., Inc.                                            65,600         3,777,904
--------------------------------------------------------------------------------------
Men's Wearhouse, Inc. (The) 1                                 5,300           169,388
--------------------------------------------------------------------------------------
Michaels Stores, Inc.                                        35,000         1,048,950
--------------------------------------------------------------------------------------
Office Depot, Inc. 1                                         77,900         1,352,344
--------------------------------------------------------------------------------------
Pacific Sunwear of California, Inc. 1                        43,775           974,432
--------------------------------------------------------------------------------------
Petco Animal Supplies, Inc. 1                                 3,500           138,180
--------------------------------------------------------------------------------------
PETsMART, Inc.                                                9,500           337,535
--------------------------------------------------------------------------------------
Pier 1 Imports, Inc.                                          1,400            27,580
--------------------------------------------------------------------------------------
Rent-A-Center, Inc. 1                                         4,200           111,300
--------------------------------------------------------------------------------------
Sherwin-Williams Co.                                         25,000         1,115,750
--------------------------------------------------------------------------------------
Staples, Inc.                                               126,500         4,264,315
--------------------------------------------------------------------------------------
Talbots, Inc. (The)                                          20,100           547,323
--------------------------------------------------------------------------------------
Tiffany & Co.                                                19,200           613,824
--------------------------------------------------------------------------------------
TJX Cos., Inc. (The)                                        129,500         3,254,335
--------------------------------------------------------------------------------------
Too, Inc. 1                                                  12,800           313,088
--------------------------------------------------------------------------------------
Toys R Us, Inc. 1                                            69,100         1,414,477
--------------------------------------------------------------------------------------
Urban Outfitters, Inc. 1                                      7,800           346,320
--------------------------------------------------------------------------------------
Zale Corp. 1                                                 23,500           701,945
                                                                      ----------------
                                                                           58,911,743

--------------------------------------------------------------------------------------
TEXTILES, APPAREL & LUXURY GOODS--0.4%
Coach, Inc. 1                                                19,000         1,071,600
--------------------------------------------------------------------------------------
Deckers Outdoor Corp. 1                                       2,000            93,980
--------------------------------------------------------------------------------------
Jones Apparel Group, Inc.                                    29,000         1,060,530
--------------------------------------------------------------------------------------
Nike, Inc., Cl. B                                            19,000         1,723,110
--------------------------------------------------------------------------------------
Timberland Co., Cl. A 1                                      19,400         1,215,798
--------------------------------------------------------------------------------------
VF Corp.                                                     15,500           858,390
                                                                      ----------------
                                                                            6,023,408

--------------------------------------------------------------------------------------
CONSUMER STAPLES--8.7%
--------------------------------------------------------------------------------------
BEVERAGES--2.3%
Anheuser-Busch Cos., Inc.                                    49,600         2,516,208
--------------------------------------------------------------------------------------
Brown-Forman Corp., Cl. B                                     2,200           107,096
--------------------------------------------------------------------------------------
Coca-Cola Co. (The)                                         360,800        15,020,104
--------------------------------------------------------------------------------------
Pepsi Bottling Group, Inc. (The)                             43,100         1,165,424
--------------------------------------------------------------------------------------
PepsiAmericas, Inc.                                           3,500            74,340
--------------------------------------------------------------------------------------
PepsiCo, Inc.                                               352,150        18,382,230
                                                                      ----------------
                                                                           37,265,402

--------------------------------------------------------------------------------------
FOOD & STAPLES RETAILING--2.3%
BJ's Wholesale Club, Inc. 1                                  20,500           597,165
--------------------------------------------------------------------------------------
Costco Wholesale Corp.                                       47,000         2,275,270
--------------------------------------------------------------------------------------
Kroger Co. (The) 1                                           41,700           731,418
--------------------------------------------------------------------------------------
Rite Aid Corp. 1                                             76,700           280,722

STATEMENT OF INVESTMENTS  Continued
--------------------------------------------------------------------------------

                                                                                VALUE
                                                             SHARES        SEE NOTE 1
--------------------------------------------------------------------------------------

FOOD & STAPLES RETAILING Continued
Safeway, Inc. 1                                              33,400   $       659,316
--------------------------------------------------------------------------------------
SUPERVALU, Inc.                                              30,800         1,063,216
--------------------------------------------------------------------------------------
Sysco Corp.                                                 106,500         4,065,105
--------------------------------------------------------------------------------------
Wal-Mart Stores, Inc.                                       435,000        22,976,700
--------------------------------------------------------------------------------------
Walgreen Co.                                                 91,300         3,503,181
--------------------------------------------------------------------------------------
Whole Foods Market, Inc.                                      4,000           381,400
                                                                      ----------------
                                                                           36,533,493

--------------------------------------------------------------------------------------
FOOD PRODUCTS--0.6%
Archer-Daniels-Midland Co.                                   40,300           899,093
--------------------------------------------------------------------------------------
ConAgra Foods, Inc.                                          11,400           335,730
--------------------------------------------------------------------------------------
Corn Products International, Inc.                             6,800           364,208
--------------------------------------------------------------------------------------
Heinz (H.J.) Co.                                             81,000         3,158,190
--------------------------------------------------------------------------------------
Kellogg Co.                                                   2,400           107,184
--------------------------------------------------------------------------------------
Kraft Foods, Inc., Cl. A 1                                   41,500         1,477,815
--------------------------------------------------------------------------------------
Pilgrim's Pride Corp., Cl. B                                  3,300           101,244
--------------------------------------------------------------------------------------
Sara Lee Corp.                                              105,000         2,534,700
--------------------------------------------------------------------------------------
Smithfield Foods, Inc. 1                                      1,400            41,426
--------------------------------------------------------------------------------------
Tyson Foods, Inc., Cl. A                                     56,300         1,035,920
--------------------------------------------------------------------------------------
Wm. Wrigley Jr. Co.                                           5,200           359,788
                                                                      ----------------
                                                                           10,415,298

--------------------------------------------------------------------------------------
HOUSEHOLD PRODUCTS--1.8%
Clorox Co. (The)                                              7,000           412,510
--------------------------------------------------------------------------------------
Energizer Holdings, Inc. 1                                   10,800           536,652
--------------------------------------------------------------------------------------
Kimberly-Clark Corp.                                         55,000         3,619,550
--------------------------------------------------------------------------------------
Nu Skin Asia Pacific, Inc., Cl. A                            12,900           327,402
--------------------------------------------------------------------------------------
Procter & Gamble Co. (The)                                  419,700        23,117,076
--------------------------------------------------------------------------------------
Rayovac Corp. 1                                               7,200           220,032
                                                                      ----------------
                                                                           28,233,222

--------------------------------------------------------------------------------------
PERSONAL PRODUCTS--0.4%
Avon Products, Inc.                                          31,600         1,222,920
--------------------------------------------------------------------------------------
Estee Lauder Cos., Inc. (The), Cl. A                         51,300         2,348,001
--------------------------------------------------------------------------------------
Gillette Co.                                                 80,400         3,600,312
--------------------------------------------------------------------------------------
NBTY, Inc. 1                                                  2,200            52,822
                                                                      ----------------
                                                                            7,224,055

--------------------------------------------------------------------------------------
TOBACCO--1.3%
Altria Group, Inc.                                          327,500        20,010,250
--------------------------------------------------------------------------------------
Reynolds American, Inc.                                       7,800           613,080
--------------------------------------------------------------------------------------
UST, Inc.                                                    10,900           524,399
                                                                      ----------------
                                                                           21,147,729

                                                                                VALUE
                                                             SHARES        SEE NOTE 1
--------------------------------------------------------------------------------------

ENERGY--7.7%
--------------------------------------------------------------------------------------
ENERGY EQUIPMENT & SERVICES--0.5%
Atwood Oceanics, Inc. 1                                       3,000   $       156,300
--------------------------------------------------------------------------------------
BJ Services Co.                                              17,200           800,488
--------------------------------------------------------------------------------------
Cal Dive International, Inc. 1                               14,200           578,650
--------------------------------------------------------------------------------------
Diamond Offshore Drilling, Inc.                              35,700         1,429,785
--------------------------------------------------------------------------------------
Grant Prideco, Inc. 1                                        28,300           567,415
--------------------------------------------------------------------------------------
Halliburton Co.                                              33,700         1,322,388
--------------------------------------------------------------------------------------
Hydril Co. 1                                                  1,800            81,918
--------------------------------------------------------------------------------------
Lone Star Technologies, Inc. 1                                7,600           254,296
--------------------------------------------------------------------------------------
Oil States International, Inc. 1                             28,700           553,623
--------------------------------------------------------------------------------------
Precision Drilling Corp. 1                                    6,300           397,092
--------------------------------------------------------------------------------------
Pride International, Inc. 1                                  11,700           240,318
--------------------------------------------------------------------------------------
Smith International, Inc. 1                                   6,900           375,429
--------------------------------------------------------------------------------------
Universal Compression Holdings, Inc. 1                       13,600           474,776
                                                                      ----------------
                                                                            7,232,478

--------------------------------------------------------------------------------------
OIL & GAS--7.2%
Amerada Hess Corp.                                           20,500         1,688,790
--------------------------------------------------------------------------------------
Apache Corp.                                                 43,500         2,199,795
--------------------------------------------------------------------------------------
Ashland, Inc.                                                 9,900           577,962
--------------------------------------------------------------------------------------
Cabot Oil & Gas Corp., Cl. A                                  1,900            84,075
--------------------------------------------------------------------------------------
Canadian Natural Resources Ltd.                              60,700         2,596,399
--------------------------------------------------------------------------------------
Chesapeake Energy Corp.                                      47,500           783,750
--------------------------------------------------------------------------------------
ChevronTexaco Corp.                                         304,000        15,963,040
--------------------------------------------------------------------------------------
Cimarex Energy Co. 1                                         10,439           395,638
--------------------------------------------------------------------------------------
ConocoPhillips                                               88,021         7,642,863
--------------------------------------------------------------------------------------
Devon Energy Corp.                                           48,300         1,879,836
--------------------------------------------------------------------------------------
El Paso Corp.                                                17,500           182,000
--------------------------------------------------------------------------------------
EOG Resources, Inc.                                          19,300         1,377,248
--------------------------------------------------------------------------------------
Exxon Mobil Corp.                                         1,106,516        56,720,010
--------------------------------------------------------------------------------------
Forest Oil Corp. 1                                            8,000           253,760
--------------------------------------------------------------------------------------
Frontier Oil Corp.                                          115,900         3,089,894
--------------------------------------------------------------------------------------
General Maritime Corp. 1                                     12,600           503,370
--------------------------------------------------------------------------------------
Houston Exploration Co. 1                                    12,500           703,875
--------------------------------------------------------------------------------------
Kerr-McGee Corp.                                             12,300           710,817
--------------------------------------------------------------------------------------
Murphy Oil Corp.                                              5,400           434,430
--------------------------------------------------------------------------------------
Newfield Exploration Co. 1                                   14,500           856,225
--------------------------------------------------------------------------------------
Noble Energy, Inc.                                           13,900           857,074
--------------------------------------------------------------------------------------
Occidental Petroleum Corp.                                   31,900         1,861,684
--------------------------------------------------------------------------------------
OMI Corp.                                                    28,700           483,595
--------------------------------------------------------------------------------------
Paramount Resources Ltd. 1                                  155,200         3,484,439
--------------------------------------------------------------------------------------
Patina Oil & Gas Corp.                                        6,900           258,750
--------------------------------------------------------------------------------------
Petroleum Development Corp. 1                                 4,600           177,422
--------------------------------------------------------------------------------------
Pioneer Natural Resources Co.                                 8,600           301,860
--------------------------------------------------------------------------------------
Plains Exploration & Production Co. 1                         9,200           239,200

                                                                                VALUE
                                                             SHARES        SEE NOTE 1
--------------------------------------------------------------------------------------

OIL & GAS Continued
Premcor, Inc.                                                 5,400   $       227,718
--------------------------------------------------------------------------------------
Southwestern Energy Co. 1                                     4,000           202,760
--------------------------------------------------------------------------------------
Sunoco, Inc.                                                 20,800         1,699,568
--------------------------------------------------------------------------------------
Talisman Energy, Inc.                                        91,000         2,456,996
--------------------------------------------------------------------------------------
Teekay Shipping Corp.                                        14,100           593,751
--------------------------------------------------------------------------------------
Tesoro Corp. 1                                               34,100         1,086,426
--------------------------------------------------------------------------------------
Unocal Corp.                                                 43,400         1,876,616
--------------------------------------------------------------------------------------
Valero Energy Corp.                                          27,200         1,234,880
--------------------------------------------------------------------------------------
Vintage Petroleum, Inc.                                       7,400           167,906
--------------------------------------------------------------------------------------
Williams Cos., Inc. (The)                                    34,800           566,892
                                                                      ----------------
                                                                          116,421,314

--------------------------------------------------------------------------------------
FINANCIALS--21.7%
--------------------------------------------------------------------------------------
CAPITAL MARKETS--0.4%
Bank of New York Co., Inc. (The)                            101,400         3,388,788
--------------------------------------------------------------------------------------
Mellon Financial Corp.                                       29,800           927,078
--------------------------------------------------------------------------------------
Northern Trust Corp.                                         27,700         1,345,666
                                                                      ----------------
                                                                            5,661,532

--------------------------------------------------------------------------------------
COMMERCIAL BANKS--6.9%
Associated Banc-Corp.                                         3,400           112,914
--------------------------------------------------------------------------------------
Astoria Financial Corp.                                      15,600           623,532
--------------------------------------------------------------------------------------
Bank of America Corp.                                       800,402        37,610,890
--------------------------------------------------------------------------------------
Banknorth Group, Inc.                                        34,400         1,259,040
--------------------------------------------------------------------------------------
BB&T Corp.                                                   36,300         1,526,415
--------------------------------------------------------------------------------------
Comerica, Inc.                                               44,900         2,739,798
--------------------------------------------------------------------------------------
Compass Bancshares, Inc.                                      8,900           433,163
--------------------------------------------------------------------------------------
Fifth Third Bancorp                                          39,200         1,853,376
--------------------------------------------------------------------------------------
First Horizon National Corp.                                  4,900           211,239
--------------------------------------------------------------------------------------
Golden West Financial Corp.                                  15,500           952,010
--------------------------------------------------------------------------------------
Hibernia Corp., Cl. A                                        26,200           773,162
--------------------------------------------------------------------------------------
Huntington Bancshares, Inc.                                  16,500           408,870
--------------------------------------------------------------------------------------
Independence Community
Bank Corp.                                                   12,900           549,282
--------------------------------------------------------------------------------------
Indymac Mortgage Holdings, Inc.                              10,900           375,505
--------------------------------------------------------------------------------------
KeyCorp                                                      66,300         2,247,570
--------------------------------------------------------------------------------------
M&T Bank Corp.                                               13,600         1,466,624
--------------------------------------------------------------------------------------
National City Corp.                                          52,900         1,986,395
--------------------------------------------------------------------------------------
North Fork Bancorporation, Inc.                              33,256           959,436
--------------------------------------------------------------------------------------
PNC Financial Services Group, Inc.                           39,000         2,240,160
--------------------------------------------------------------------------------------
R&G Financial Corp., Cl. B                                    2,500            97,200
--------------------------------------------------------------------------------------
Regions Financial Corp.                                      21,605           768,922
--------------------------------------------------------------------------------------
Silicon Valley Bancshares 1                                   5,200           233,064
--------------------------------------------------------------------------------------
Sterling Financial Corp. (Western US)                         1,100            43,186
--------------------------------------------------------------------------------------
SunTrust Banks, Inc.                                         42,300         3,125,124
--------------------------------------------------------------------------------------
U.S. Bancorp                                                464,270        14,540,936

                                                                                VALUE
                                                             SHARES        SEE NOTE 1
--------------------------------------------------------------------------------------

COMMERCIAL BANKS Continued
UnionBanCal Corp.                                            39,800   $     2,566,304
--------------------------------------------------------------------------------------
Wachovia Corp.                                              245,200        12,897,520
--------------------------------------------------------------------------------------
Washington Mutual, Inc.                                      41,100         1,737,708
--------------------------------------------------------------------------------------
Webster Financial Corp.                                       6,700           339,288
--------------------------------------------------------------------------------------
Wells Fargo & Co.                                           263,600        16,382,740
--------------------------------------------------------------------------------------
Zions Bancorp                                                10,500           714,315
                                                                      ----------------
                                                                          111,775,688

--------------------------------------------------------------------------------------
DIVERSIFIED FINANCIAL SERVICES--8.5%
Affiliated Managers Group, Inc. 1                            11,850           802,719
--------------------------------------------------------------------------------------
American Capital Strategies Ltd.                             15,100           503,585
--------------------------------------------------------------------------------------
American Express Co.                                        132,100         7,446,477
--------------------------------------------------------------------------------------
Bear Stearns Cos., Inc. (The)                                34,900         3,570,619
--------------------------------------------------------------------------------------
Capital One Financial Corp.                                  27,200         2,290,512
--------------------------------------------------------------------------------------
Chicago Mercantile Exchange (The)                               400            91,480
--------------------------------------------------------------------------------------
CIT Group, Inc.                                              34,000         1,557,880
--------------------------------------------------------------------------------------
Citigroup, Inc.                                             967,088        46,594,300
--------------------------------------------------------------------------------------
E*TRADE Financial Corp. 1                                    72,500         1,083,875
--------------------------------------------------------------------------------------
Federated Investors, Inc., Cl. B                              5,500           167,200
--------------------------------------------------------------------------------------
Franklin Resources, Inc.                                      7,900           550,235
--------------------------------------------------------------------------------------
Goldman Sachs Group, Inc. (The)                              20,400         2,122,416
--------------------------------------------------------------------------------------
JPMorgan Chase & Co.                                        811,644        31,662,232
--------------------------------------------------------------------------------------
Knight Trading Group, Inc. 1                                  2,500            27,375
--------------------------------------------------------------------------------------
Legg Mason, Inc.                                              4,150           304,029
--------------------------------------------------------------------------------------
Lehman Brothers Holdings, Inc.                               26,400         2,309,472
--------------------------------------------------------------------------------------
MBNA Corp.                                                  168,100         4,738,739
--------------------------------------------------------------------------------------
Merrill Lynch & Co., Inc.                                   150,200         8,977,454
--------------------------------------------------------------------------------------
Moody's Corp.                                                 5,900           512,415
--------------------------------------------------------------------------------------
Morgan Stanley                                              236,100        13,108,272
--------------------------------------------------------------------------------------
Principal Financial Group, Inc. (The)                        68,500         2,804,390
--------------------------------------------------------------------------------------
Schwab (Charles) Corp.                                      219,400         2,624,024
--------------------------------------------------------------------------------------
SEI Investments Co.                                           7,800           327,054
--------------------------------------------------------------------------------------
SLM Corp.                                                    16,700           891,613
--------------------------------------------------------------------------------------
State Street Corp.                                           20,800         1,021,696
--------------------------------------------------------------------------------------
T. Rowe Price Group, Inc.                                    13,000           808,600
--------------------------------------------------------------------------------------
WFS Financial, Inc.                                             400            20,312
                                                                      ----------------
                                                                          136,918,975

--------------------------------------------------------------------------------------
INSURANCE--4.0%
ACE Ltd.                                                     28,000         1,197,000
--------------------------------------------------------------------------------------
AFLAC, Inc.                                                  87,200         3,474,048
--------------------------------------------------------------------------------------
Allmerica Financial Corp. 1                                   9,700           318,451
--------------------------------------------------------------------------------------
Allstate Corp.                                              106,600         5,513,352
--------------------------------------------------------------------------------------
AMBAC Financial Group, Inc.                                   3,400           279,242
--------------------------------------------------------------------------------------
American Financial Group, Inc.                               11,800           369,458
--------------------------------------------------------------------------------------
American International Group, Inc.                          451,540        29,652,632

STATEMENT OF INVESTMENTS  Continued
--------------------------------------------------------------------------------

                                                                                VALUE
                                                             SHARES        SEE NOTE 1
--------------------------------------------------------------------------------------

INSURANCE Continued
AmerUs Group Co.                                              3,700   $       167,610
--------------------------------------------------------------------------------------
Aon Corp.                                                    61,600         1,469,776
--------------------------------------------------------------------------------------
Chubb Corp.                                                  12,400           953,560
--------------------------------------------------------------------------------------
Cincinnati Financial Corp.                                   17,070           755,518
--------------------------------------------------------------------------------------
Fidelity National Financial, Inc.                            39,659         1,811,227
--------------------------------------------------------------------------------------
First American Corp. (The)                                   10,000           351,400
--------------------------------------------------------------------------------------
Hartford Financial Services
Group, Inc. (The)                                            48,600         3,368,466
--------------------------------------------------------------------------------------
Jefferson-Pilot Corp.                                         8,000           415,680
--------------------------------------------------------------------------------------
LandAmerica Financial Group, Inc.                             7,900           426,047
--------------------------------------------------------------------------------------
Lincoln National Corp.                                       29,600         1,381,728
--------------------------------------------------------------------------------------
Loews Corp.                                                  24,300         1,708,290
--------------------------------------------------------------------------------------
Marsh & McLennan Cos., Inc.                                  31,100         1,023,190
--------------------------------------------------------------------------------------
MBIA, Inc.                                                   15,700           993,496
--------------------------------------------------------------------------------------
MetLife, Inc.                                                33,600         1,361,136
--------------------------------------------------------------------------------------
Nationwide Financial Services,
Inc., Cl. A                                                  17,400           665,202
--------------------------------------------------------------------------------------
Old Republic International Corp.                             10,400           263,120
--------------------------------------------------------------------------------------
Progressive Corp.                                             7,300           619,332
--------------------------------------------------------------------------------------
Reinsurance Group of America, Inc.                           22,000         1,065,900
--------------------------------------------------------------------------------------
RenaissanceRe Holdings Ltd.                                   6,500           338,520
--------------------------------------------------------------------------------------
Safeco Corp.                                                 21,300         1,112,712
--------------------------------------------------------------------------------------
St. Paul Travelers Cos., Inc. (The)                          17,400           645,018
--------------------------------------------------------------------------------------
StanCorp Financial Group, Inc.                                4,900           404,250
--------------------------------------------------------------------------------------
Torchmark Corp.                                              12,000           685,680
--------------------------------------------------------------------------------------
UICI                                                          2,600            88,140
--------------------------------------------------------------------------------------
Universal American Financial Corp. 1                          1,000            15,470
--------------------------------------------------------------------------------------
UnumProvident Corp.                                          64,600         1,158,924
                                                                      ----------------
                                                                           64,053,575

--------------------------------------------------------------------------------------
REAL ESTATE--0.0%
St. Joe Co. (The)                                             3,600           231,120
--------------------------------------------------------------------------------------
THRIFTS & MORTGAGE FINANCE--1.9%
Countrywide Financial Corp.                                  77,498         2,868,201
--------------------------------------------------------------------------------------
Fannie Mae                                                  195,000        13,885,950
--------------------------------------------------------------------------------------
Freddie Mac                                                 148,000        10,907,600
--------------------------------------------------------------------------------------
Fremont General Corp.                                        33,200           835,976
--------------------------------------------------------------------------------------
MGIC Investment Corp.                                        25,200         1,736,532
--------------------------------------------------------------------------------------
Radian Group, Inc.                                           22,700         1,208,548
                                                                      ----------------
                                                                           31,442,807

--------------------------------------------------------------------------------------
HEALTH CARE--12.4%
--------------------------------------------------------------------------------------
BIOTECHNOLOGY--1.1%
Amgen, Inc. 1                                               145,500         9,333,825
--------------------------------------------------------------------------------------
Applera Corp./Applied
Biosystems Group                                             45,800           957,678
--------------------------------------------------------------------------------------
Gen-Probe, Inc. 1                                            11,400           515,394

                                                                                VALUE
                                                             SHARES        SEE NOTE 1
--------------------------------------------------------------------------------------

BIOTECHNOLOGY Continued
Millennium Pharmaceuticals, Inc. 1                           43,800   $       530,856
--------------------------------------------------------------------------------------
Onyx Pharmaceuticals, Inc. 1                                  2,600            84,214
--------------------------------------------------------------------------------------
United Therapeutics Corp. 1                                   8,000           361,200
--------------------------------------------------------------------------------------
Wyeth                                                       148,800         6,337,392
                                                                      ----------------
                                                                           18,120,559

--------------------------------------------------------------------------------------
HEALTH CARE EQUIPMENT & SUPPLIES--1.4%
Bausch & Lomb, Inc.                                           8,700           560,802
--------------------------------------------------------------------------------------
Baxter International, Inc.                                   19,000           656,260
--------------------------------------------------------------------------------------
Becton, Dickinson & Co.                                      44,900         2,550,320
--------------------------------------------------------------------------------------
Biomet, Inc.                                                  4,700           203,933
--------------------------------------------------------------------------------------
Boston Scientific Corp. 1                                    32,500         1,155,375
--------------------------------------------------------------------------------------
Dade Behring Holdings, Inc. 1                                 2,000           112,000
--------------------------------------------------------------------------------------
Hospira, Inc. 1                                              35,380         1,185,230
--------------------------------------------------------------------------------------
Idexx Laboratories, Inc. 1                                    1,200            65,508
--------------------------------------------------------------------------------------
Inamed Corp. 1                                                1,700           107,525
--------------------------------------------------------------------------------------
Medtronic, Inc.                                             194,100         9,640,947
--------------------------------------------------------------------------------------
PerkinElmer, Inc.                                            50,600         1,137,994
--------------------------------------------------------------------------------------
Respironics, Inc. 1                                           1,800            97,848
--------------------------------------------------------------------------------------
Stryker Corp.                                                65,900         3,179,675
--------------------------------------------------------------------------------------
Thermo Electron Corp. 1                                      44,300         1,337,417
--------------------------------------------------------------------------------------
Varian Medical Systems, Inc. 1                               12,900           557,796
--------------------------------------------------------------------------------------
VISX, Inc. 1                                                  9,800           253,526
--------------------------------------------------------------------------------------
Wright Medical Group, Inc. 1                                  5,200           148,200
                                                                      ----------------
                                                                           22,950,356

--------------------------------------------------------------------------------------
HEALTH CARE PROVIDERS & SERVICES--2.4%
Advisory Board Co. (The) 1                                    2,900           106,952
--------------------------------------------------------------------------------------
Aetna, Inc.                                                  26,700         3,330,825
--------------------------------------------------------------------------------------
Amedisys, Inc. 1                                              2,800            90,692
--------------------------------------------------------------------------------------
AmerisourceBergen Corp.                                      20,200         1,185,336
--------------------------------------------------------------------------------------
Andrx Corp. 1                                                15,900           347,097
--------------------------------------------------------------------------------------
Caremark Rx, Inc. 1                                          29,300         1,155,299
--------------------------------------------------------------------------------------
Cerner Corp. 1                                                3,300           175,461
--------------------------------------------------------------------------------------
CIGNA Corp.                                                  37,600         3,067,032
--------------------------------------------------------------------------------------
Covance, Inc. 1                                              16,700           647,125
--------------------------------------------------------------------------------------
Coventry Health Care, Inc. 1                                 19,950         1,058,946
--------------------------------------------------------------------------------------
DaVita, Inc. 1                                                1,700            67,201
--------------------------------------------------------------------------------------
eResearch Technology, Inc. 1                                  4,900            77,665
--------------------------------------------------------------------------------------
Express Scripts, Inc. 1                                       2,200           168,168
--------------------------------------------------------------------------------------
Gentiva Health Services, Inc. 1                               1,000            16,720
--------------------------------------------------------------------------------------
HCA, Inc.                                                     8,200           327,672
--------------------------------------------------------------------------------------
Humana, Inc. 1                                               36,200         1,074,778
--------------------------------------------------------------------------------------
IMS Health, Inc.                                             10,800           250,668
--------------------------------------------------------------------------------------
Laboratory Corp. of America
Holdings 1                                                   14,700           732,354

                                                                                VALUE
                                                             SHARES        SEE NOTE 1
--------------------------------------------------------------------------------------

HEALTH CARE PROVIDERS & SERVICES Continued
LCA-Vision, Inc.                                             14,400   $       336,816
--------------------------------------------------------------------------------------
McKesson Corp.                                               19,200           604,032
--------------------------------------------------------------------------------------
Medco Health Solutions, Inc. 1                               51,281         2,133,290
--------------------------------------------------------------------------------------
PacifiCare Health Systems, Inc. 1                            28,000         1,582,560
--------------------------------------------------------------------------------------
Pediatrix Medical Group, Inc. 1                              12,300           787,815
--------------------------------------------------------------------------------------
Quest Diagnostics, Inc.                                      18,900         1,805,895
--------------------------------------------------------------------------------------
Select Medical Corp.                                          8,200           144,320
--------------------------------------------------------------------------------------
Sierra Health Services, Inc. 1                                8,600           473,946
--------------------------------------------------------------------------------------
Sunrise Senior Living, Inc. 1                                 4,900           227,164
--------------------------------------------------------------------------------------
UnitedHealth Group, Inc.                                    120,624        10,618,531
--------------------------------------------------------------------------------------
WellChoice, Inc. 1                                           11,000           587,400
--------------------------------------------------------------------------------------
WellPoint, Inc. 1                                            43,900         5,048,500
                                                                      ----------------
                                                                           38,230,260

--------------------------------------------------------------------------------------
PHARMACEUTICALS--7.5%
Abbott Laboratories                                         191,500         8,933,475
--------------------------------------------------------------------------------------
Allergan, Inc.                                               17,400         1,410,618
--------------------------------------------------------------------------------------
Barr Pharmaceuticals, Inc. 1                                 13,200           601,128
--------------------------------------------------------------------------------------
Bristol-Myers Squibb Co.                                    389,100         9,968,742
--------------------------------------------------------------------------------------
Eli Lilly & Co.                                             161,700         9,176,475
--------------------------------------------------------------------------------------
Endo Pharmaceuticals Holdings, Inc. 1                        40,400           849,208
--------------------------------------------------------------------------------------
Eon Labs, Inc. 1                                             15,700           423,900
--------------------------------------------------------------------------------------
Forest Laboratories, Inc. 1                                  68,100         3,054,966
--------------------------------------------------------------------------------------
Johnson & Johnson                                           497,506        31,551,831
--------------------------------------------------------------------------------------
Merck & Co., Inc.                                           483,600        15,542,904
--------------------------------------------------------------------------------------
Pfizer, Inc.                                              1,406,800        37,828,852
--------------------------------------------------------------------------------------
Schering-Plough Corp.                                        49,500         1,033,560
                                                                      ----------------
                                                                          120,375,659

--------------------------------------------------------------------------------------
INDUSTRIALS--10.2%
--------------------------------------------------------------------------------------
AEROSPACE & DEFENSE--1.7%
Boeing Co.                                                   70,500         3,649,785
--------------------------------------------------------------------------------------
General Dynamics Corp.                                       16,600         1,736,360
--------------------------------------------------------------------------------------
Goodrich Corp.                                                7,800           254,592
--------------------------------------------------------------------------------------
Honeywell International, Inc.                                62,500         2,213,125
--------------------------------------------------------------------------------------
Lockheed Martin Corp.                                        25,500         1,416,525
--------------------------------------------------------------------------------------
Northrop Grumman Corp.                                       59,100         3,212,676
--------------------------------------------------------------------------------------
Precision Castparts Corp.                                     1,000            65,680
--------------------------------------------------------------------------------------
Raytheon Co.                                                 34,600         1,343,518
--------------------------------------------------------------------------------------
Rockwell Collins, Inc.                                        2,200            86,768
--------------------------------------------------------------------------------------
United Defense Industries, Inc. 1                            10,800           510,300
--------------------------------------------------------------------------------------
United Technologies Corp.                                   130,800        13,518,180
                                                                      ----------------
                                                                           28,007,509

                                                                                VALUE
                                                             SHARES        SEE NOTE 1
--------------------------------------------------------------------------------------

AIR FREIGHT & LOGISTICS--0.5%
EGL, Inc. 1                                                  19,500   $       582,855
--------------------------------------------------------------------------------------
Expeditors International of
Washington, Inc.                                              6,900           385,572
--------------------------------------------------------------------------------------
FedEx Corp.                                                  22,600         2,225,874
--------------------------------------------------------------------------------------
United Parcel Service, Inc., Cl. B                           56,100         4,794,306
                                                                      ----------------
                                                                            7,988,607

--------------------------------------------------------------------------------------
AIRLINES--0.2%
Alaska Air Group, Inc. 1                                     11,000           368,390
--------------------------------------------------------------------------------------
AMR Corp. 1                                                  71,700           785,115
--------------------------------------------------------------------------------------
Continental Airlines, Inc., Cl. B 1                          35,800           484,732
--------------------------------------------------------------------------------------
Delta Air Lines, Inc. 1                                      80,200           599,896
--------------------------------------------------------------------------------------
Northwest Airlines Corp., Cl. A 1                            21,500           234,995
                                                                      ----------------
                                                                            2,473,128

--------------------------------------------------------------------------------------
BUILDING PRODUCTS--0.2%
American Standard Cos., Inc. 1                               15,600           644,592
--------------------------------------------------------------------------------------
Masco Corp.                                                  32,300         1,179,919
--------------------------------------------------------------------------------------
USG Corp. 1                                                  16,500           664,455
                                                                      ----------------
                                                                            2,488,966

--------------------------------------------------------------------------------------
COMMERCIAL SERVICES & SUPPLIES--0.6%
Brink's Co. (The)                                             4,100           162,032
--------------------------------------------------------------------------------------
Cendant Corp.                                               168,200         3,932,516
--------------------------------------------------------------------------------------
Cintas Corp.                                                 15,200           666,672
--------------------------------------------------------------------------------------
Copart, Inc. 1                                               16,200           426,384
--------------------------------------------------------------------------------------
Corporate Executive Board Co.                                 4,200           281,148
--------------------------------------------------------------------------------------
Dun & Bradstreet Corp. 1                                      6,900           411,585
--------------------------------------------------------------------------------------
Equifax, Inc.                                                17,200           483,320
--------------------------------------------------------------------------------------
Gevity HR, Inc.                                               2,500            51,400
--------------------------------------------------------------------------------------
ITT Educational Services, Inc. 1                              7,400           351,870
--------------------------------------------------------------------------------------
Miller (Herman), Inc.                                         4,900           135,387
--------------------------------------------------------------------------------------
Pitney Bowes, Inc.                                            8,500           393,380
--------------------------------------------------------------------------------------
Republic Services, Inc.                                      15,800           529,932
--------------------------------------------------------------------------------------
Resources Connection, Inc. 1                                  2,400           130,344
--------------------------------------------------------------------------------------
Robert Half International, Inc.                              39,100         1,150,713
--------------------------------------------------------------------------------------
Sotheby's Holdings, Inc., Cl. A 1                             8,000           145,280
--------------------------------------------------------------------------------------
Waste Management, Inc.                                       39,700         1,188,618
                                                                      ----------------
                                                                           10,440,581

--------------------------------------------------------------------------------------
CONSTRUCTION & ENGINEERING--0.0%
Shaw Group, Inc. (The) 1                                     13,200           235,620
--------------------------------------------------------------------------------------
ELECTRICAL EQUIPMENT--0.4%
American Power Conversion Corp.                              24,900           532,860
--------------------------------------------------------------------------------------
Cooper Industries Ltd., Cl. A                                 9,400           638,166
--------------------------------------------------------------------------------------
Emerson Electric Co.                                         44,800         3,140,480
--------------------------------------------------------------------------------------
Hubbell, Inc., Cl. B                                          1,500            78,450

STATEMENT OF INVESTMENTS  Continued
--------------------------------------------------------------------------------

                                                                                VALUE
                                                             SHARES        SEE NOTE 1
--------------------------------------------------------------------------------------

ELECTRICAL EQUIPMENT Continued
Molex, Inc., Cl. A                                           20,750   $       552,988
--------------------------------------------------------------------------------------
Rockwell Automation, Inc.                                    19,100           946,405
                                                                      ----------------
                                                                            5,889,349

--------------------------------------------------------------------------------------
INDUSTRIAL CONGLOMERATES--5.1%
3M Co.                                                      150,800        12,376,156
--------------------------------------------------------------------------------------
General Electric Co.                                      1,855,200        67,714,800
--------------------------------------------------------------------------------------
Textron, Inc.                                                 9,900           730,620
--------------------------------------------------------------------------------------
Tyco International Ltd.                                      23,000           822,020
                                                                      ----------------
                                                                           81,643,596

--------------------------------------------------------------------------------------
MACHINERY--1.2%
Briggs & Stratton Corp.                                       1,600            66,528
--------------------------------------------------------------------------------------
Caterpillar, Inc.                                            33,100         3,227,581
--------------------------------------------------------------------------------------
Cummins, Inc.                                                12,500         1,047,375
--------------------------------------------------------------------------------------
Danaher Corp.                                                14,100           809,481
--------------------------------------------------------------------------------------
Deere & Co.                                                  36,000         2,678,400
--------------------------------------------------------------------------------------
Dover Corp.                                                  13,400           561,996
--------------------------------------------------------------------------------------
Illinois Tool Works, Inc.                                    35,400         3,280,872
--------------------------------------------------------------------------------------
Ingersoll-Rand Co., Cl. A                                    25,800         2,071,740
--------------------------------------------------------------------------------------
Mueller Industries, Inc.                                      6,000           193,200
--------------------------------------------------------------------------------------
Navistar International Corp. 1                               18,200           800,436
--------------------------------------------------------------------------------------
Paccar, Inc.                                                 23,050         1,855,064
--------------------------------------------------------------------------------------
Pall Corp.                                                   16,900           489,255
--------------------------------------------------------------------------------------
Parker-Hannifin Corp.                                        10,300           780,122
--------------------------------------------------------------------------------------
SPX Corp.                                                    33,500         1,342,010
--------------------------------------------------------------------------------------
Terex Corp. 1                                                 3,000           142,950
--------------------------------------------------------------------------------------
Toro Co. (The)                                                5,600           455,560
--------------------------------------------------------------------------------------
Wabash National Corp. 1                                       9,100           245,063
                                                                      ----------------
                                                                           20,047,633

--------------------------------------------------------------------------------------
ROAD & RAIL--0.2%
Burlington Northern Santa Fe Corp.                            8,800           416,328
--------------------------------------------------------------------------------------
CNF Transportation, Inc.                                     18,000           901,800
--------------------------------------------------------------------------------------
CSX Corp.                                                     5,900           236,472
--------------------------------------------------------------------------------------
Genesee & Wyoming, Inc., Cl. A 1                              1,100            30,943
--------------------------------------------------------------------------------------
Hunt (J.B.) Transport Services, Inc.                         19,600           879,060
--------------------------------------------------------------------------------------
Norfolk Southern Corp.                                        8,300           300,377
--------------------------------------------------------------------------------------
Ryder Systems, Inc.                                          17,000           812,090
--------------------------------------------------------------------------------------
Swift Transportation Co., Inc. 1                             23,400           502,632
                                                                      ----------------
                                                                            4,079,702

--------------------------------------------------------------------------------------
TRADING COMPANIES & DISTRIBUTORS--0.1%
W.W. Grainger, Inc.                                          13,000           866,060

                                                                                VALUE
                                                             SHARES        SEE NOTE 1
--------------------------------------------------------------------------------------

INFORMATION TECHNOLOGY--18.9%
--------------------------------------------------------------------------------------
COMMUNICATIONS EQUIPMENT--3.4%
ADTRAN, Inc.                                                 24,000   $       459,360
--------------------------------------------------------------------------------------
Avaya, Inc. 1                                                98,300         1,690,760
--------------------------------------------------------------------------------------
Brocade Communications
Systems, Inc. 1                                              70,700           540,148
--------------------------------------------------------------------------------------
Ciena Corp. 1                                               147,100           491,314
--------------------------------------------------------------------------------------
Cisco Systems, Inc. 1                                     1,260,300        24,323,790
--------------------------------------------------------------------------------------
CommScope, Inc. 1                                             5,000            94,500
--------------------------------------------------------------------------------------
Comverse Technology, Inc. 1                                  60,000         1,467,000
--------------------------------------------------------------------------------------
Ditech Communications Corp. 1                                 3,300            49,335
--------------------------------------------------------------------------------------
Extreme Networks, Inc. 1                                     26,900           176,195
--------------------------------------------------------------------------------------
Harris Corp.                                                  6,100           376,919
--------------------------------------------------------------------------------------
Juniper Networks, Inc. 1                                    144,300         3,923,517
--------------------------------------------------------------------------------------
Lucent Technologies, Inc. 1                                 649,300         2,441,368
--------------------------------------------------------------------------------------
Motorola, Inc.                                              258,700         4,449,640
--------------------------------------------------------------------------------------
Polycom, Inc. 1                                              12,200           284,504
--------------------------------------------------------------------------------------
QUALCOMM, Inc.                                              292,600        12,406,240
--------------------------------------------------------------------------------------
Scientific-Atlanta, Inc.                                     38,000         1,254,380
--------------------------------------------------------------------------------------
Sonus Networks, Inc. 1                                       20,100           115,173
--------------------------------------------------------------------------------------
Tellabs, Inc. 1                                              32,400           278,316
                                                                      ----------------
                                                                           54,822,459

--------------------------------------------------------------------------------------
COMPUTERS & PERIPHERALS--4.8%
Apple Computer, Inc. 1                                       27,400         1,764,560
--------------------------------------------------------------------------------------
Avid Technology, Inc. 1                                       3,500           216,125
--------------------------------------------------------------------------------------
Dell, Inc. 1                                                523,200        22,047,648
--------------------------------------------------------------------------------------
Electronics for Imaging, Inc. 1                               6,300           109,683
--------------------------------------------------------------------------------------
Hewlett-Packard Co.                                         741,000        15,538,770
--------------------------------------------------------------------------------------
International Business
Machines Corp.                                              295,500        29,130,390
--------------------------------------------------------------------------------------
Lexmark International, Inc., Cl. A 1                         32,600         2,771,000
--------------------------------------------------------------------------------------
Maxtor Corp. 1                                               71,600           379,480
--------------------------------------------------------------------------------------
NCR Corp. 1                                                  17,800         1,232,294
--------------------------------------------------------------------------------------
Storage Technology Corp. 1                                   30,600           967,266
--------------------------------------------------------------------------------------
Sun Microsystems, Inc. 1                                    656,900         3,534,122
--------------------------------------------------------------------------------------
Western Digital Corp. 1                                      33,500           363,140
                                                                      ----------------
                                                                           78,054,478

--------------------------------------------------------------------------------------
ELECTRONIC EQUIPMENT & INSTRUMENTS--0.6%
Agilent Technologies, Inc. 1                                100,000         2,410,000
--------------------------------------------------------------------------------------
Amphenol Corp., Cl. A 1                                      31,500         1,157,310
--------------------------------------------------------------------------------------
Arrow Electronics, Inc. 1                                     1,600            38,880
--------------------------------------------------------------------------------------
CDW Corp.                                                     9,200           610,420
--------------------------------------------------------------------------------------
Cognex Corp.                                                  5,400           150,660
--------------------------------------------------------------------------------------
Diebold, Inc.                                                   900            50,157
--------------------------------------------------------------------------------------
Dionex Corp. 1                                                1,100            62,337

                                                                                VALUE
                                                             SHARES        SEE NOTE 1
--------------------------------------------------------------------------------------

ELECTRONIC EQUIPMENT & INSTRUMENTS Continued
Electro Scientific Industries, Inc. 1                           800   $        15,808
--------------------------------------------------------------------------------------
Ingram Micro, Inc., Cl. A 1                                  37,600           782,080
--------------------------------------------------------------------------------------
Jabil Circuit, Inc. 1                                        39,500         1,010,410
--------------------------------------------------------------------------------------
Littlefuse, Inc. 1                                            3,000           102,480
--------------------------------------------------------------------------------------
Molex, Inc.                                                  23,600           708,000
--------------------------------------------------------------------------------------
MTS Systems Corp.                                             1,100            37,191
--------------------------------------------------------------------------------------
Sanmina-SCI Corp. 1                                         104,700           886,809
--------------------------------------------------------------------------------------
Symbol Technologies, Inc.                                     5,500            95,150
--------------------------------------------------------------------------------------
Tech Data Corp. 1                                            19,700           894,380
--------------------------------------------------------------------------------------
Trimble Navigation Ltd. 1                                     6,800           224,672
--------------------------------------------------------------------------------------
UNOVA, Inc. 1                                                 3,400            85,986
                                                                      ----------------
                                                                            9,322,730

--------------------------------------------------------------------------------------
INTERNET SOFTWARE & SERVICES--0.6%
DoubleClick, Inc. 1                                          25,200           196,056
--------------------------------------------------------------------------------------'
EarthLink, Inc. 1                                            50,500           581,760
--------------------------------------------------------------------------------------
InfoSpace, Inc. 1                                            13,600           646,680
--------------------------------------------------------------------------------------
Internet Security Systems, Inc. 1                            22,000           511,500
--------------------------------------------------------------------------------------
MicroStrategy, Inc., Cl. A 1                                  4,500           271,125
--------------------------------------------------------------------------------------
Openwave Systems, Inc. 1                                     10,700           165,422
--------------------------------------------------------------------------------------
United Online, Inc. 1                                        40,100           462,353
--------------------------------------------------------------------------------------
ValueClick, Inc. 1                                           21,400           285,262
--------------------------------------------------------------------------------------
VeriSign, Inc. 1                                             16,300           546,376
--------------------------------------------------------------------------------------
WebEx Communications, Inc. 1                                  3,700            87,986
--------------------------------------------------------------------------------------
Websense, Inc. 1                                             11,300           573,136
--------------------------------------------------------------------------------------
Yahoo!, Inc. 1                                              141,800         5,343,024
                                                                      ----------------
                                                                            9,670,680

--------------------------------------------------------------------------------------
IT SERVICES--0.9%
Acxiom Corp.                                                 24,600           646,980
--------------------------------------------------------------------------------------
Affiliated Computer Services,
Inc., Cl. A 1                                                30,600         1,841,814
--------------------------------------------------------------------------------------
Automatic Data Processing, Inc.                              88,300         3,916,105
--------------------------------------------------------------------------------------
BISYS Group, Inc. (The) 1                                     1,500            24,675
--------------------------------------------------------------------------------------
CheckFree Corp. 1                                            34,200         1,302,336
--------------------------------------------------------------------------------------
Computer Sciences Corp. 1                                    40,500         2,282,985
--------------------------------------------------------------------------------------
Convergys Corp. 1                                            26,700           400,233
--------------------------------------------------------------------------------------
CSG Systems International, Inc. 1                             1,300            24,310
--------------------------------------------------------------------------------------
Electronic Data Systems Corp.                                79,000         1,824,900
--------------------------------------------------------------------------------------
First Data Corp.                                             50,200         2,135,508
--------------------------------------------------------------------------------------
Sabre Holdings Corp.                                         41,200           912,992
                                                                      ----------------
                                                                           15,312,838

--------------------------------------------------------------------------------------
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT--3.8%
Advanced Micro Devices, Inc. 1                               82,900         1,825,458
--------------------------------------------------------------------------------------
Agere Systems, Inc., Cl. A 1                                160,300           219,611
--------------------------------------------------------------------------------------
Altera Corp. 1                                               62,200         1,287,540

                                                                                VALUE
                                                             SHARES        SEE NOTE 1
--------------------------------------------------------------------------------------

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT Continued
Analog Devices, Inc.                                         88,800   $     3,278,496
--------------------------------------------------------------------------------------
Applied Materials, Inc. 1                                   255,100         4,362,210
--------------------------------------------------------------------------------------
Applied Micro Circuits Corp. 1                               80,800           340,168
--------------------------------------------------------------------------------------
Atmel Corp. 1                                               286,900         1,124,648
--------------------------------------------------------------------------------------
Broadcom Corp., Cl. A  1                                      7,500           242,100
--------------------------------------------------------------------------------------
Cabot Microelectronics Corp. 1                               13,700           548,685
--------------------------------------------------------------------------------------
Cree, Inc. 1                                                 35,300         1,414,824
--------------------------------------------------------------------------------------
Cymer, Inc. 1                                                 4,900           144,746
--------------------------------------------------------------------------------------
Freescale Semiconductor, Inc., Cl. A  1                      35,800           637,956
--------------------------------------------------------------------------------------
Freescale Semiconductor, Inc., Cl. B  1                      28,343           520,377
--------------------------------------------------------------------------------------
Integrated Circuit Systems, Inc. 1                            1,100            23,012
--------------------------------------------------------------------------------------
Integrated Device Technology, Inc. 1                         25,600           295,936
--------------------------------------------------------------------------------------
Intel Corp.                                               1,132,100        26,479,819
--------------------------------------------------------------------------------------
International Rectifier Corp. 1                                 500            22,285
--------------------------------------------------------------------------------------
Intersil Corp., Cl. A                                        54,700           915,678
--------------------------------------------------------------------------------------
KLA-Tencor Corp. 1                                           19,800           922,284
--------------------------------------------------------------------------------------
Lam Research Corp. 1                                         34,700         1,003,177
--------------------------------------------------------------------------------------
Linear Technology Corp.                                      83,800         3,248,088
--------------------------------------------------------------------------------------
LSI Logic Corp. 1                                            83,400           457,032
--------------------------------------------------------------------------------------
Maxim Integrated Products, Inc.                              37,100         1,572,669
--------------------------------------------------------------------------------------
Micrel, Inc. 1                                               15,100           166,402
--------------------------------------------------------------------------------------
Microchip Technology, Inc.                                   34,100           909,106
--------------------------------------------------------------------------------------
Micron Technology, Inc. 1                                   150,700         1,861,145
--------------------------------------------------------------------------------------
National Semiconductor Corp. 1                               95,600         1,716,020
--------------------------------------------------------------------------------------
PMC-Sierra, Inc. 1                                            3,200            36,000
--------------------------------------------------------------------------------------
Rambus, Inc. 1                                               19,100           439,300
--------------------------------------------------------------------------------------
Semtech Corp. 1                                              18,600           406,782
--------------------------------------------------------------------------------------
Silicon Image, Inc. 1                                        15,100           248,546
--------------------------------------------------------------------------------------
Teradyne, Inc. 1                                             12,800           218,496
--------------------------------------------------------------------------------------
Texas Instruments, Inc.                                     165,900         4,084,458
--------------------------------------------------------------------------------------
Xilinx, Inc.                                                 15,400           456,610
                                                                      ----------------
                                                                           61,429,664

--------------------------------------------------------------------------------------
SOFTWARE--4.8%
Activision, Inc. 1                                           29,000           585,220
--------------------------------------------------------------------------------------
Adobe Systems, Inc.                                          19,800         1,242,252
--------------------------------------------------------------------------------------
Amdocs Ltd. 1                                                22,200           582,750
--------------------------------------------------------------------------------------
Autodesk, Inc.                                               40,400         1,533,180
--------------------------------------------------------------------------------------
BEA Systems, Inc. 1                                          51,500           456,290
--------------------------------------------------------------------------------------
BMC Software, Inc. 1                                         48,200           896,520
--------------------------------------------------------------------------------------
Computer Associates
International, Inc.                                          38,900         1,208,234
--------------------------------------------------------------------------------------
Compuware Corp. 1                                             6,500            42,055
--------------------------------------------------------------------------------------
Electronic Arts, Inc. 1                                      32,600         2,010,768
--------------------------------------------------------------------------------------
FactSet Research Systems, Inc.                                4,300           251,292
--------------------------------------------------------------------------------------
Fair Isaac Corp.                                             12,900           473,172

STATEMENT OF INVESTMENTS  Continued
--------------------------------------------------------------------------------

                                                                                VALUE
                                                             SHARES        SEE NOTE 1
--------------------------------------------------------------------------------------

SOFTWARE Continued
FileNet Corp. 1                                               8,700   $       224,112
--------------------------------------------------------------------------------------
Macrovision Corp. 1                                           7,600           195,472
--------------------------------------------------------------------------------------
McAfee, Inc. 1                                               39,300         1,136,949
--------------------------------------------------------------------------------------
MICROS Systems, Inc. 1                                        1,300           101,478
--------------------------------------------------------------------------------------
Microsoft Corp.                                           1,803,700        48,176,827
--------------------------------------------------------------------------------------
Oracle Corp. 1                                              858,100        11,773,132
--------------------------------------------------------------------------------------
Quest Software, Inc. 1                                        2,400            38,280
--------------------------------------------------------------------------------------
RSA Security, Inc. 1                                         27,000           541,620
--------------------------------------------------------------------------------------
Siebel Systems, Inc. 1                                       61,700           647,850
--------------------------------------------------------------------------------------
Sybase, Inc. 1                                               57,600         1,149,120
--------------------------------------------------------------------------------------
Synopsys, Inc. 1                                             30,900           606,258
--------------------------------------------------------------------------------------
Take-Two Interactive Software, Inc. 1                        14,700           511,413
--------------------------------------------------------------------------------------
THQ, Inc. 1                                                  22,500           516,150
--------------------------------------------------------------------------------------
TIBCO Software, Inc. 1                                       75,800         1,011,172
--------------------------------------------------------------------------------------
Veritas Software Corp. 1                                     36,800         1,050,640
                                                                      ----------------
                                                                           76,962,206

--------------------------------------------------------------------------------------
MATERIALS--2.6%
--------------------------------------------------------------------------------------
CHEMICALS--1.1%
Cabot Corp.                                                   5,400           208,872
--------------------------------------------------------------------------------------
Dow Chemical Co.                                             38,200         1,891,282
--------------------------------------------------------------------------------------
E.I. DuPont de Nemours & Co.                                107,300         5,263,065
--------------------------------------------------------------------------------------
Eastman Chemical Co.                                         14,500           837,085
--------------------------------------------------------------------------------------
Engelhard Corp.                                              13,400           410,978
--------------------------------------------------------------------------------------
FMC Corp. 1                                                   7,300           352,590
--------------------------------------------------------------------------------------
Georgia Gulf Corp.                                           17,600           876,480
--------------------------------------------------------------------------------------
Lyondell Chemical Co.                                        30,300           876,276
--------------------------------------------------------------------------------------
Monsanto Co.                                                 77,500         4,305,125
--------------------------------------------------------------------------------------
OM Group, Inc. 1                                             12,700           411,734
--------------------------------------------------------------------------------------
PPG Industries, Inc.                                         12,000           817,920
--------------------------------------------------------------------------------------
Praxair, Inc.                                                 9,100           401,765
--------------------------------------------------------------------------------------
Rohm & Haas Co.                                              18,300           809,409
--------------------------------------------------------------------------------------
Scotts Co. (The), Cl. A 1                                     3,800           279,376
--------------------------------------------------------------------------------------
W.R. Grace & Co. 1                                           25,000           340,250
                                                                      ----------------
                                                                           18,082,207

--------------------------------------------------------------------------------------
CONSTRUCTION MATERIALS--0.1%
Eagle Materials, Inc., Cl. B                                  7,543           635,875
--------------------------------------------------------------------------------------
Florida Rock Industries, Inc.                                 1,900           113,107
--------------------------------------------------------------------------------------
Texas Industries, Inc.                                        3,400           212,092
--------------------------------------------------------------------------------------
Vulcan Materials Co.                                          8,000           436,880
                                                                      ----------------
                                                                            1,397,954

--------------------------------------------------------------------------------------
CONTAINERS & PACKAGING--0.1%
Ball Corp.                                                    3,800           167,124
--------------------------------------------------------------------------------------
Bemis Co., Inc.                                               2,300            66,907

                                                                                VALUE
                                                             SHARES        SEE NOTE 1
--------------------------------------------------------------------------------------

CONTAINERS & PACKAGING Continued
Crown Holdings, Inc. 1                                       25,100   $       344,874
--------------------------------------------------------------------------------------
Owens-Illinois, Inc. 1                                       37,000           838,050
--------------------------------------------------------------------------------------
Smurfit-Stone Container Corp.                                14,300           267,124
                                                                      ----------------
                                                                            1,684,079

--------------------------------------------------------------------------------------
METALS & MINING--0.8%
AK Steel Holding Corp. 1                                     31,300           452,911
--------------------------------------------------------------------------------------
Alcoa, Inc.                                                 140,800         4,423,936
--------------------------------------------------------------------------------------
Carpenter Technology Corp.                                    3,900           227,994
--------------------------------------------------------------------------------------
Cleveland-Cliffs, Inc.                                        5,500           571,230
--------------------------------------------------------------------------------------
Inco Ltd. 1                                                   5,600           205,968
--------------------------------------------------------------------------------------
Massey Energy Co.                                            24,800           866,760
--------------------------------------------------------------------------------------
Nucor Corp.                                                  17,600           921,184
--------------------------------------------------------------------------------------
Phelps Dodge Corp.                                           26,400         2,611,488
--------------------------------------------------------------------------------------
Schnitzer Steel Industries, Inc.                              4,700           159,471
--------------------------------------------------------------------------------------
Southern Peru Copper Corp.                                    5,800           273,818
--------------------------------------------------------------------------------------
Steel Dynamics, Inc.                                          6,600           250,008
--------------------------------------------------------------------------------------
United States Steel Corp.                                    33,000         1,691,250
--------------------------------------------------------------------------------------
Worthington Industries, Inc.                                 14,800           289,784
                                                                      ----------------
                                                                           12,945,802

--------------------------------------------------------------------------------------
PAPER & FOREST PRODUCTS--0.5%
Georgia-Pacific Corp.                                        76,600         2,870,968
--------------------------------------------------------------------------------------
International Paper Co.                                      13,900           583,800
--------------------------------------------------------------------------------------
Louisiana-Pacific Corp.                                      52,500         1,403,850
--------------------------------------------------------------------------------------
MeadWestvaco Corp.                                           53,100         1,799,559
--------------------------------------------------------------------------------------
Neenah Paper, Inc. 1                                          2,036            66,374
--------------------------------------------------------------------------------------
Potlatch Corp.                                               10,500           531,090
--------------------------------------------------------------------------------------
Weyerhaeuser Co.                                              1,400            94,108
                                                                      ----------------
                                                                            7,349,749

--------------------------------------------------------------------------------------
TELECOMMUNICATION SERVICES--3.8%
--------------------------------------------------------------------------------------
DIVERSIFIED TELECOMMUNICATION SERVICES--3.4%
Alltel Corp.                                                 20,100        1,181,076
-------------------------------------------------------------------------------------
BellSouth Corp.                                             326,400        9,070,656
-------------------------------------------------------------------------------------
CenturyTel, Inc.                                             31,000        1,099,570
-------------------------------------------------------------------------------------
Citizens Communications Co.                                 115,400        1,591,366
-------------------------------------------------------------------------------------
Qwest Communications
International, Inc. 1                                        25,200          111,888
-------------------------------------------------------------------------------------
SBC Communications, Inc.                                    775,500       19,984,635
-------------------------------------------------------------------------------------
Sprint Corp.                                                 44,700        1,110,795
-------------------------------------------------------------------------------------
Verizon Communications, Inc.                                500,456       20,273,473
                                                                      ---------------
                                                                          54,423,459

-------------------------------------------------------------------------------------
WIRELESS TELECOMMUNICATION SERVICES--0.4%
Alamosa Holdings, Inc. 1                                     23,700          295,539
-------------------------------------------------------------------------------------
AT&T Corp.                                                   46,400          884,384

                                                                                VALUE
                                                             SHARES        SEE NOTE 1
--------------------------------------------------------------------------------------

WIRELESS TELECOMMUNICATION SERVICES Continued
Nextel Communications, Inc., Cl. A 1                        185,700   $     5,571,000
--------------------------------------------------------------------------------------
Telephone & Data Systems, Inc.                                3,500           269,325
                                                                      ----------------
                                                                            7,020,248

--------------------------------------------------------------------------------------
UTILITIES--0.4%
--------------------------------------------------------------------------------------
ELECTRIC UTILITIES--0.4%
American Electric Power Co., Inc.                            59,300         2,036,362
--------------------------------------------------------------------------------------
Calpine Corp. 1                                              69,033           271,990
--------------------------------------------------------------------------------------
CMS Energy Corp. 1                                           29,900           312,455
--------------------------------------------------------------------------------------
Constellation Energy Group, Inc.                                200             8,742
--------------------------------------------------------------------------------------
Edison International, Inc.                                   27,000           864,810
--------------------------------------------------------------------------------------
Exelon Corp.                                                 18,448           813,003
--------------------------------------------------------------------------------------
FPL Group, Inc.                                              10,500           784,875
--------------------------------------------------------------------------------------
PG&E Corp. 1                                                 23,500           782,080
--------------------------------------------------------------------------------------
Progress Energy, Inc. 1,2                                    32,000             4,320
--------------------------------------------------------------------------------------
Wisconsin Energy Corp.                                        3,800           128,098
                                                                      ----------------
                                                                            6,006,735

--------------------------------------------------------------------------------------
GAS UTILITIES--0.0%
ONEOK, Inc.                                                   6,500           184,728
                                                                      ----------------
Total Common Stocks
(Cost $1,371,019,607)                                                   1,592,279,234

--------------------------------------------------------------------------------------
PREFERRED STOCKS--0.0%
--------------------------------------------------------------------------------------
Wachovia Corp., Dividend
Equalization Preferred Shares 1,2
(Cost $0)                                                     6,000                 6

                                                              UNITS
--------------------------------------------------------------------------------------

RIGHTS, WARRANTS AND CERTIFICATES--0.0%
--------------------------------------------------------------------------------------
Dime Bancorp, Inc. Wts.,
Exp. 1/2/10 1                                                31,900             6,061
--------------------------------------------------------------------------------------
Lucent Technologies, Inc. Wts.,
Exp. 12/10/07 1                                               4,837             7,642
                                                                      ----------------
Total Rights, Warrants and
Certificates (Cost $0)                                                         13,703

                                                          PRINCIPAL
                                                             AMOUNT
--------------------------------------------------------------------------------------

JOINT REPURCHASE AGREEMENTS--1.1%
--------------------------------------------------------------------------------------
Undivided interest of 1.24% in joint
repurchase agreement (Principal Amount/
Value $1,443,703,000, with a maturity value
of $1,443,962,867) with UBS Warburg LLC,
2.16%, dated 12/31/04, to be repurchased
at $17,894,220 on 1/3/05, collateralized
by Federal National Mortgage Assn.,
5%--6%, 4/1/34--10/1/34, with
a value of $1,474,609,071
(Cost $17,891,000)                                     $ 17,891,000        17,891,000

                                                          PRINCIPAL             VALUE
                                                             AMOUNT        SEE NOTE 1
--------------------------------------------------------------------------------------

JOINT REPURCHASE AGREEMENTS Continued
--------------------------------------------------------------------------------------
Total Investments, at Value
(excluding Investments Purchased
with Cash Collateral from Securities
Loaned) (Cost $1,388,910,607)                                         $ 1,610,183,943

--------------------------------------------------------------------------------------
INVESTMENTS PURCHASED WITH CASH COLLATERAL
FROM SECURITIES LOANED--5.2%
--------------------------------------------------------------------------------------
ASSET-BACKED FLOATING SECURITY--0.1%
Money Market Trust, Series A-2,
2.478% Nts., 1/18/05 3                                    1,000,000         1,000,000
--------------------------------------------------------------------------------------
FUNDING AGREEMENT/GIC--0.1%
Allstate Life Insurance Co.,
2.47%, 1/3/05 3                                           1,000,000         1,000,000
--------------------------------------------------------------------------------------
MASTER FLOATING NOTES--0.2%
Bear Stearns, 2.493%, 1/3/05 3                            3,500,000         3,500,000
--------------------------------------------------------------------------------------
REPURCHASE AGREEMENT--4.7%
Undivided interest of 2.75% in joint repurchase
agreement (Principal Amount/Value $2,800,000,000,
with a maturity value of $2,800,550,669) with Nomura
Securities, 2.36%, dated 12/31/04, to be repurchased
at $76,906,710 on 1/3/05, collateralized by U.S.
Government Mortgage Agencies, 2.58%-7.50%,
1/15/08-10/15/44, with a value
of $2,908,566,289 3                                      76,891,588        76,891,588
--------------------------------------------------------------------------------------
YANKEE FLOATING CERTIFICATE OF DEPOSIT--0.1%
Natexis Banque, NY, 2.193%
Deposit Nts., 1/3/05 3                                    1,999,200         1,999,200
                                                                      ----------------
Total Investments Purchased with
Cash Collateral from Securities Loaned
(Cost $84,390,788)                                                         84,390,788

--------------------------------------------------------------------------------------
TOTAL INVESTMENTS, AT VALUE
(COST $1,473,301,395)                                         105.1%    1,694,574,731
--------------------------------------------------------------------------------------
LIABILITIES IN EXCESS
OF OTHER ASSETS                                                (5.1)      (82,781,880)
                                                       -------------------------------
NET ASSETS                                                    100.0%  $ 1,611,792,851
                                                       ===============================

FOOTNOTES TO STATEMENT OF INVESTMENTS

1. Non-income producing security.

2. Illiquid security. The aggregate value of illiquid securities as of December
31, 2004 was $4,326, which represents less than 0.05% of the Fund's net assets.
See Note 6 of Notes to Financial Statements.

3. The security has been segregated to satisfy the forward commitment to return the cash collateral received in securities lending transactions upon the borrower's return of the securities loaned. See Note 7 of Notes to Financial
Statements.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

STATEMENT OF ASSETS AND LIABILITIES  December 31, 2004
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------
ASSETS
--------------------------------------------------------------------------------------------------

Investments, at value (including securities loaned of $82,656,230)
(cost $1,473,301,395)--see accompanying statement of investments                  $ 1,694,574,731
--------------------------------------------------------------------------------------------------
Cash                                                                                      277,531
--------------------------------------------------------------------------------------------------
Receivables and other assets:
Investments sold                                                                       20,004,857
Interest and dividends                                                                  2,057,773
Shares of beneficial interest sold                                                      1,273,039
Other                                                                                      14,112
                                                                                  ----------------
Total assets                                                                        1,718,202,043

--------------------------------------------------------------------------------------------------
LIABILITIES
--------------------------------------------------------------------------------------------------
Return of collateral for securities loaned                                             84,390,788
--------------------------------------------------------------------------------------------------
Payables and other liabilities:
Investments purchased                                                                  20,683,436
Shares of beneficial interest redeemed                                                    985,903
Distribution and service plan fees                                                        236,965
Shareholder communications                                                                 45,245
Trustees' compensation                                                                     21,290
Transfer and shareholder servicing agent fees                                               1,748
Other                                                                                      43,817
                                                                                  ----------------
Total liabilities                                                                     106,409,192

--------------------------------------------------------------------------------------------------
NET ASSETS                                                                        $ 1,611,792,851
                                                                                  ================

--------------------------------------------------------------------------------------------------
COMPOSITION OF NET ASSETS
--------------------------------------------------------------------------------------------------
Par value of shares of beneficial interest                                        $        77,460
--------------------------------------------------------------------------------------------------
Additional paid-in capital                                                          1,596,214,582
--------------------------------------------------------------------------------------------------
Accumulated net investment income                                                      20,719,203
--------------------------------------------------------------------------------------------------
Accumulated net realized loss on investments and foreign currency transactions       (226,491,822)
--------------------------------------------------------------------------------------------------
Net unrealized appreciation on investments and translation of assets and
liabilities denominated in foreign currencies                                         221,273,428
                                                                                  ----------------
NET ASSETS                                                                        $ 1,611,792,851
                                                                                  ================

--------------------------------------------------------------------------------------------------
NET ASSET VALUE PER SHARE
--------------------------------------------------------------------------------------------------
Non-Service Shares:
Net asset value, redemption price per share and offering price per share (based on net assets of $1,238,947,749 and 59,452,782 shares of beneficial interest
outstanding)                                                                      $         20.84
--------------------------------------------------------------------------------------------------
Service Shares:
Net asset value, redemption price per share and offering price per share (based on net assets of $372,845,102 and 18,007,790 shares of beneficial interest
outstanding)                                                                      $         20.70

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

STATEMENT OF OPERATIONS  For the Year Ended December 31, 2004
--------------------------------------------------------------------------------

----------------------------------------------------------------------------------------
INVESTMENT INCOME
----------------------------------------------------------------------------------------

Dividends (net of foreign withholding taxes of $14,482)                   $  30,469,815
----------------------------------------------------------------------------------------
Interest                                                                        345,218
----------------------------------------------------------------------------------------
Portfolio lending fees                                                          146,383
                                                                          --------------
Total investment income                                                      30,961,416

----------------------------------------------------------------------------------------
EXPENSES
----------------------------------------------------------------------------------------
Management fees                                                               9,708,725
----------------------------------------------------------------------------------------
Distribution and service plan fees--Service shares                              655,239
----------------------------------------------------------------------------------------
Transfer and shareholder servicing agent fees:
Non-Service shares                                                               10,185
Service shares                                                                   10,053
----------------------------------------------------------------------------------------
Shareholder communications:
Non-Service shares                                                               61,504
Service shares                                                                   13,518
----------------------------------------------------------------------------------------
Trustees' compensation                                                           29,093
----------------------------------------------------------------------------------------
Custodian fees and expenses                                                      25,878
----------------------------------------------------------------------------------------
Other                                                                            96,421
                                                                          --------------
Total expenses                                                               10,610,616
Less reduction to custodian expenses                                             (6,829)
                                                                          --------------
Net expenses                                                                 10,603,787

----------------------------------------------------------------------------------------
NET INVESTMENT INCOME                                                        20,357,629

----------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS)
----------------------------------------------------------------------------------------
Net realized gain on:
Investments                                                                 110,334,595
Foreign currency transactions                                                   448,102
Net increase from payment by affiliate                                          416,623
                                                                          --------------
Net realized gain                                                           111,199,320
-----------------------------------------------------------------------------------------
Net change in unrealized appreciation on:
Investments                                                                   4,876,244
Translation of assets and liabilities denominated in foreign currencies        (258,242)
                                                                          --------------
Net change in unrealized appreciation                                         4,618,002

----------------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                      $ 136,174,951
                                                                          ==============

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

YEAR ENDED DECEMBER 31,                                                                2004              2003
--------------------------------------------------------------------------------------------------------------

OPERATIONS
--------------------------------------------------------------------------------------------------------------
Net investment income                                                       $    20,357,629   $    11,837,805
--------------------------------------------------------------------------------------------------------------
Net realized gain (loss)                                                        111,199,320       (28,749,982)
--------------------------------------------------------------------------------------------------------------
Net change in unrealized appreciation (depreciation)                              4,618,002       288,279,862
                                                                            ----------------------------------
Net increase in net assets resulting from operations                            136,174,951       271,367,685

--------------------------------------------------------------------------------------------------------------
DIVIDENDS AND/OR DISTRIBUTIONS TO SHAREHOLDERS
--------------------------------------------------------------------------------------------------------------
Dividends from net investment income:
Non-Service shares                                                              (10,373,133)       (9,176,729)
Service shares                                                                   (1,403,577)         (594,874)

--------------------------------------------------------------------------------------------------------------
BENEFICIAL INTEREST TRANSACTIONS
--------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from beneficial interest transactions:
Non-Service shares                                                              (73,484,963)       88,259,594
Service shares                                                                  179,202,879        89,152,120

--------------------------------------------------------------------------------------------------------------
NET ASSETS
--------------------------------------------------------------------------------------------------------------
Total increase                                                                  230,116,157       439,007,796
--------------------------------------------------------------------------------------------------------------
Beginning of period                                                           1,381,676,694       942,668,898
                                                                            ----------------------------------
End of period (including accumulated net investment income of $20,719,203
and $11,726,476, respectively)                                              $ 1,611,792,851   $ 1,381,676,694
                                                                            ==================================

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

FINIANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

NON-SERVICE SHARES  YEAR ENDED DECEMBER 31,              2004             2003          2002            2001            2000
------------------------------------------------------------------------------------------------------------------------------

PER SHARE OPERATING DATA
------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period              $     19.20     $      15.32     $   18.99     $     21.26     $     24.63
------------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income                                     .27 1            .18           .16             .13             .10
Net realized and unrealized gain (loss)                  1.53             3.86         (3.70)          (2.29)          (2.14)
                                                  ----------------------------------------------------------------------------
Total from investment operations                         1.80             4.04         (3.54)          (2.16)          (2.04)
------------------------------------------------------------------------------------------------------------------------------
Dividends and/or distributions to shareholders:
Dividends from net investment income                     (.16)            (.16)         (.13)           (.11)           (.09)
Distributions from net realized gain                       --               --            --              --           (1.24)
                                                  ----------------------------------------------------------------------------
Total dividends and/or distributions to
shareholders                                             (.16)            (.16)         (.13)           (.11)          (1.33)
------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                    $     20.84     $      19.20     $   15.32     $     18.99     $     21.26
                                                  ============================================================================

------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN, AT NET ASSET VALUE 2                       9.46%           26.72%       (18.80)%        (10.16)%         (8.78)%
------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in thousands)          $ 1,238,948     $  1,214,960     $ 890,740     $ 1,074,945     $ 1,009,823
------------------------------------------------------------------------------------------------------------------------------
Average net assets (in thousands)                 $ 1,216,081     $  1,003,396     $ 999,275     $ 1,028,913     $   809,662
------------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets: 3
Net investment income                                    1.39%            1.10%         0.94%           0.73%           0.69%
Total expenses                                           0.67% 4          0.70% 4       0.69% 4         0.73% 4         0.73%
------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                    82%             85%            98%             69%            63%

1. Per share amounts calculated based on the average shares outstanding during the period.

2. Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are not annualized for periods less than one full year. Total return information does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

3. Annualized for periods of less than one full year.

4. Reduction to custodian expenses less than 0.01%.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

FINIANCIAL HIGHLIGHTS  continued
--------------------------------------------------------------------------------

SERVICE SHARES  YEAR ENDED DECEMBER 31,                2004          2003         2002         2001         2001 1
------------------------------------------------------------------------------------------------------------------

PER SHARE OPERATING DATA
------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period              $   19.10     $   15.26     $  18.95     $  21.24     $  24.04
------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income                                   .25 2         .14          .13          .14          .02
Net realized and unrealized gain (loss)                1.49          3.85        (3.70)       (2.32)       (2.82)
                                                  ----------------------------------------------------------------
Total investment operations                            1.74          3.99        (3.57)       (2.18)       (2.80)
------------------------------------------------------------------------------------------------------------------
Dividends and/or distributions to shareholders:
Dividends from net investment income                   (.14)         (.15)        (.12)        (.11)          --
Distributions from net realized gain                     --            --           --           --           --
                                                  ----------------------------------------------------------------
Total dividends and/or distributions to
shareholders                                           (.14)         (.15)        (.12)        (.11)          --
------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                    $   20.70     $   19.10     $  15.26     $  18.95     $  21.24
                                                  ================================================================

------------------------------------------------------------------------------------------------------------------
TOTAL RETURN, AT NET ASSET VALUE 3                     9.15%        26.44%      (18.99)%     (10.27)%     (11.61)%
------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in thousands)          $ 372,845     $ 166,717     $ 51,929     $ 21,545     $  1,698
------------------------------------------------------------------------------------------------------------------
Average net assets (in thousands)                 $ 262,660     $  98,210     $ 34,604     $ 10,306     $    543
------------------------------------------------------------------------------------------------------------------
Ratios to average net assets: 4
Net investment income                                  1.30%         0.83%        0.87%        0.66%        0.50%
Total expenses                                         0.92% 5       0.96% 5      0.84% 5      0.88% 5      0.88%
------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                  82%           85%          98%          69%          63%

1. For the period from July 13, 2000 (inception of offering) to December 31,
2000.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are not annualized for periods less than one full year. Total return information does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

4. Annualized for periods of less than one full year.

5. Reduction to custodian expenses less than 0.01%.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
1. SIGNIFICANT ACCOUNTING POLICIES

Oppenheimer Main Street Fund/VA (the Fund), is a separate series of Oppenheimer
Variable Account Funds (the Trust), an open-end management investment company registered under the Investment Company Act of 1940, as amended. The Fund's objective is to seek high total return (which includes growth in the value of its shares as well as current income) from equity and debt securities. The
Trust's investment advisor is OppenheimerFunds, Inc. (the Manager).

      The Fund offers two classes of shares. Both classes are sold at their offering price, which is the net asset value per share, to separate investment accounts of participating insurance companies as an underlying investment for variable life insurance policies, variable annuity contracts or other investment products. The class of shares designated as Service shares is subject to a distribution and service plan. Both classes of shares have identical rights and voting privileges with respect to the Fund in general and exclusive voting rights on matters that affect that class alone. Earnings, net assets and net asset value per share may differ due to each class having its own expenses, such as transfer and shareholder servicing agent fees and shareholder communications, directly attributable to that class.

      The following is a summary of significant accounting policies consistently followed by the Fund.

--------------------------------------------------------------------------------
SECURITIES VALUATION. The Fund calculates the net asset value of its shares as of the close of The New York Stock Exchange (the Exchange), normally 4:00 P.M.
Eastern time, on each day the Exchange is open for business. Securities listed or traded on National Stock Exchanges or other domestic or foreign exchanges are valued based on the last sale price of the security traded on that exchange prior to the time when the Fund's assets are valued. Securities traded on NASDAQ are valued based on the closing price provided by NASDAQ prior to the time when the Fund's assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the closing bid and asked prices, and if not, at the closing bid price.
Corporate, government and municipal debt instruments having a remaining maturity in excess of 60 days and all mortgage-backed securities will be valued at the mean between the "bid" and "asked" prices. Securities may be valued primarily using dealer-supplied valuations or a portfolio pricing service authorized by the Board of Trustees. Securities (including restricted securities) for which market quotations are not readily available are valued at their fair value.
Foreign and domestic securities whose values have been materially affected by what the Manager identifies as a significant event occurring before the Fund's assets are valued but after the close of their respective exchanges will be fair valued. Fair value is determined in good faith using consistently applied procedures under the supervision of the Board of Trustees. Short-term "money market type" debt securities with remaining maturities of sixty days or less are valued at amortized cost (which approximates market value).

--------------------------------------------------------------------------------
FOREIGN CURRENCY TRANSLATION. The Fund's accounting records are maintained in
U.S. dollars. Prices of securities denominated in foreign currencies are translated into U.S. dollars as of the close of The New York Stock Exchange (the
Exchange), normally 4:00 P.M. Eastern time, on each day the Exchange is open for business. Amounts related to the purchase and sale of foreign securities and investment income are translated at the rates of exchange prevailing on the respective dates of such transactions. Foreign exchange rates may be valued primarily using dealer supplied valuations or a portfolio pricing service authorized by the Board of Trustees.

      Reported net realized foreign exchange gains or losses arise from sales of portfolio securities, sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the
Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the values of assets and liabilities, including investments in securities at fiscal period end, resulting from changes in exchange rates.

      The effect of changes in foreign currency exchange rates on investments is separately identified from the fluctuations arising from changes in market values of securities held and reported with all other foreign currency gains and losses in the Fund's Statement of Operations.

NOTES TO FINANCIAL STATEMENTS Continued
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
1. SIGNIFICANT ACCOUNTING POLICIES Continued

JOINT REPURCHASE AGREEMENTS. Pursuant to an Exemptive Order issued by the
Securities and Exchange Commission, the Fund, along with other affiliated funds advised by the Manager, may transfer uninvested cash balances into joint trading accounts on a daily basis. These balances are invested in one or more repurchase agreements. Securities pledged as collateral for repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal. In the event of default by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

--------------------------------------------------------------------------------
ALLOCATION OF INCOME, EXPENSES, GAINS AND LOSSES. Income, expenses (other than those attributable to a specific class), gains and losses are allocated on a daily basis to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

--------------------------------------------------------------------------------
FEDERAL TAXES. The Fund intends to comply with provisions of the Internal
Revenue Code applicable to regulated investment companies and to distribute substantially all of its investment company taxable income, including any net realized gain on investments not offset by capital loss carryforwards, if any, to shareholders.

The tax components of capital shown in the table below represent distribution requirements the Fund must satisfy under the income tax regulations, losses the
Fund may be able to offset against income and gains realized in future years and unrealized appreciation or depreciation of securities and other investments for federal income tax purposes.

                                                               NET UNREALIZED
                                                                 APPRECIATION
                                                             BASED ON COST OF
                                                               SECURITIES AND
   UNDISTRIBUTED    UNDISTRIBUTED            ACCUMULATED    OTHER INVESTMENTS
   NET INVESTMENT       LONG-TERM                   LOSS   FOR FEDERAL INCOME
   INCOME                    GAIN   CARRYFORWARD 1,2,3,4         TAX PURPOSES
   --------------------------------------------------------------------------
   $ 20,674,279              $ --          $ 210,806,406        $ 205,708,485

1. As of December 31, 2004, the Fund had $208,785,635 of net capital loss carryforwards available to offset future realized capital gains, if any, and thereby reduce future taxable gain distributions. As of December 31, 2004, details of the capital loss carryforwards were as follows:

              EXPIRING
              ------------------------
              2009       $  55,468,376
              2010         126,747,906
              2011          26,569,353
                         -------------
              Total      $ 208,785,635
                         =============

2. As of December 31, 2004, the Fund had $2,020,771 of post-October losses available to offset future realized capital gains, if any. Such losses, if unutilized, will expire in 2013.

3. During the fiscal year ended December 31, 2004, the Fund utilized
$114,232,007 of capital loss carryforward to offset capital gains realized in that fiscal year.

4. During the fiscal year ended December 31, 2003, the Fund did not utilize any capital loss carryforward.

Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Fund. Accordingly, the following amounts have been reclassified for December 31, 2004. Net assets of the Fund were unaffected by the reclassifications.

    INCREASE TO          INCREASE TO
    ACCUMULATED      ACCUMULATED NET
    NET INVESTMENT     REALIZED LOSS
    INCOME            ON INVESTMENTS
    --------------------------------
    $ 411,808              $ 411,808

                      24 | OPPENHEIMER MAIN STREET FUND/VA

The tax character of distributions paid during the years ended December 31, 2004 and December 31, 2003 was as follows:

                                      YEAR ENDED          YEAR ENDED
                               DECEMBER 31, 2004   DECEMBER 31, 2003
    ----------------------------------------------------------------
    Distributions paid from:
    Ordinary income                 $ 11,776,710         $ 9,771,603

The aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes as of December 31, 2004 are noted below. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses or tax realization of financial statement unrealized gain or loss.

         Federal tax cost of securities   $ 1,488,866,338
                                          ================

         Gross unrealized appreciation    $   229,577,710
         Gross unrealized depreciation        (23,869,225)
                                          ----------------
         Net unrealized appreciation      $   205,708,485
                                          ================

--------------------------------------------------------------------------------
TRUSTEES' COMPENSATION. The Board of Trustees has adopted a deferred compensation plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. For purposes of determining the amount owed to the
Trustee under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of the Fund or in other Oppenheimer funds selected by the Trustee. The Fund purchases shares of the funds selected for deferral by the Trustee in amounts equal to his or her deemed investment, resulting in a Fund asset equal to the deferred compensation liability. Such assets are included as a component of "Other" within the asset section of the
Statement of Assets and Liabilities. Deferral of trustees' fees under the plan will not affect the net assets of the Fund, and will not materially affect the
Fund's assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance to the Plan.

--------------------------------------------------------------------------------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date. Income and capital gain distributions, if any, are declared and paid annually.

--------------------------------------------------------------------------------
INVESTMENT INCOME. Dividend income is recorded on the ex-dividend date or upon ex-dividend notification in the case of certain foreign dividends where the ex-dividend date may have passed. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income, which includes accretion of discount and amortization of premium, is accrued as earned.

--------------------------------------------------------------------------------
CUSTODIAN FEES. Custodian Fees and Expenses in the Statement of Operations may
include interest expense incurred by the Fund on any cash overdrafts of its custodian account during the period. Such cash overdrafts may result from the effects of failed trades in portfolio securities and from cash outflows resulting from unanticipated shareholder redemption activity. The Fund pays interest to its custodian on such cash overdrafts at a rate equal to the Federal
Funds Rate plus 0.50%. The Reduction to Custodian Expenses line item, if applicable, represents earnings on cash balances maintained by the Fund during the period. Such interest expense and other custodian fees may be paid with these earnings.

--------------------------------------------------------------------------------
SECURITY TRANSACTIONS. Security transactions are recorded on the trade date.
Realized gains and losses on securities sold are determined on the basis of identified cost.

--------------------------------------------------------------------------------
OTHER. The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

NOTES TO FINANCIAL STATEMENTS  Continued
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
2. SHARES OF BENEFICIAL INTEREST

The Fund has authorized an unlimited number of $0.001 par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

                                             YEAR ENDED DECEMBER 31, 2004   YEAR ENDED DECEMBER 31, 2003
                                                   SHARES          AMOUNT         SHARES          AMOUNT
--------------------------------------------------------------------------------------------------------

NON-SERVICE SHARES
Sold                                           11,955,294   $ 233,322,256     19,380,163   $ 327,567,787
Dividends and/or distributions reinvested         536,356      10,373,133        639,048       9,176,729
Redeemed                                      (16,312,427)   (317,180,352)   (14,871,791)   (248,484,922)
                                             ------------------------------------------------------------
Net increase (decrease)                        (3,820,777)  $ (73,484,963)     5,147,420   $  88,259,594
                                             ============================================================

---------------------------------------------------------------------------------------------------------
SERVICE SHARES
Sold                                           10,163,617   $ 196,313,963      5,793,833   $  97,063,016
Dividends and/or distributions reinvested          72,875       1,403,577         41,628         594,874
Redeemed                                         (955,303)    (18,514,661)      (511,472)     (8,505,770)
                                             ------------------------------------------------------------
Net increase                                    9,281,189   $ 179,202,879      5,323,989   $  89,152,120
                                             ============================================================

--------------------------------------------------------------------------------
3. PURCHASES AND SALES OF SECURITIES

The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations, for the year ended December 31, 2004, were
$1,305,020,608 and $1,185,897,130, respectively.

--------------------------------------------------------------------------------
4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES

MANAGEMENT FEES. Management fees paid to the Manager were in accordance with the investment advisory agreement with the Trust which provides for a fee at an annual rate of 0.75% of the first $200 million of average annual net assets,
0.72% of the next $200 million, 0.69% of the next $200 million, 0.66% of the next $200 million and 0.60% of average annual net assets over $800 million.

--------------------------------------------------------------------------------
ADMINISTRATION SERVICES. The Fund pays the Manager a fee of $1,500 per year for preparing and filing the Fund's tax returns.

--------------------------------------------------------------------------------
TRANSFER AGENT FEES. OppenheimerFunds Services (OFS), a division of the Manager, acts as the transfer and shareholder servicing agent for the Fund. The Fund pays
OFS a per account fee. For the year ended December 31, 2004, the Fund paid
$20,156 to OFS for services to the Fund.

      Additionally, funds offered in variable annuity separate accounts are subject to minimum fees of $10,000 per class for class level assets of $10 million or more. Each class is subject to the minimum fee in the event that the per account fee does not equal or exceed the applicable minimum fee.

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DISTRIBUTION AND SERVICE PLAN FOR SERVICE SHARES. The Fund has adopted a
Distribution and Service Plan for Service shares to pay OppenheimerFunds
Distributor, Inc. (the Distributor), for distribution related services and personal service and account maintenance for the Fund's Service shares. Under the Plan, payments are made quarterly at an annual rate of up to 0.25% of the average annual net assets of Service shares of the Fund. The Distributor currently uses all of those fees to compensate sponsor(s) of the insurance product that offers Fund shares, for providing personal service and maintenance of accounts of their variable contract owners that hold Service shares. The impact of the service plan is to increase operating expenses of the Service shares, which results in lower performance compared to the Fund's shares that are not subject to a service fee. Fees incurred by the Fund under the Plan are detailed in the Statement of Operations.

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PAYMENTS AND WAIVERS OF EXPENSES. Following a review of its use of brokerage commissions for sales that is permitted under its investment advisory agreement, the Fund's Manager terminated that practice in July 2003. Subsequently, the
Manager paid the Fund $416,623, an amount equivalent to certain of such commissions incurred in prior years.

      OFS has voluntarily agreed to limit transfer and shareholder servicing agent fees for all classes to 0.35% of average annual net assets per class. This undertaking may be amended or withdrawn at any time.

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5. FOREIGN CURRENCY CONTRACTS

A foreign currency contract is a commitment to purchase or sell a foreign currency at a future date, at a negotiated rate. The Fund may enter into foreign currency contracts to settle specific purchases or sales of securities denominated in a foreign currency and for protection from adverse exchange rate fluctuation. Risks to the Fund include the potential inability of the counterparty to meet the terms of the contract.

      The net U.S. dollar value of foreign currency underlying all contractual commitments held by the Fund and the resulting unrealized appreciation or depreciation are determined using prevailing foreign currency exchange rates.
Unrealized appreciation and depreciation on foreign currency contracts are reported in the Statement of Assets and Liabilities as a receivable or payable and in the Statement of Operations with the change in unrealized appreciation or depreciation.

      The Fund may realize a gain or loss upon the closing or settlement of the foreign transaction. Contracts closed or settled with the same broker are recorded as net realized gains or losses. Such realized gains and losses are reported with all other foreign currency gains and losses in the Statement of
Operations.

      As of December 31, 2004, the Fund had no outstanding foreign currency contracts.

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6. ILLIQUID SECURITIES

As of December 31, 2004, investments in securities included issues that are illiquid. A security may be considered illiquid if it lacks a readily available market or if its valuation has not changed for a certain period of time. The
Fund will not invest more than 15% of its net assets (determined at the time of purchase and reviewed periodically) in illiquid securities.

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7. SECURITIES LENDING

The Fund lends portfolio securities from time to time in order to earn additional income. In return, the Fund receives collateral in the form of US
Treasury obligations or cash, against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the funds and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund could experience delays and cost in recovering the securities loaned or in gaining access to the collateral.
Cash collateral is invested in cash equivalents. The Fund retains a portion of the interest earned from the collateral. The Fund also continues to receive interest or dividends paid on the securities loaned. As of December 31, 2004, the Fund had on loan securities valued at $82,656,230. Cash of $84,390,788 was received as collateral for the loans, all of which was invested in approved instruments.

NOTES TO FINANCIAL STATEMENTS  Continued
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8. LITIGATION

A consolidated amended complaint has been filed as putative derivative and class actions against the Manager, OFS and the Distributor (collectively, the
"Oppenheimer defendants"), as well as 51 of the Oppenheimer funds (as "Nominal
Defendants") excluding the Fund, 31 present and former Directors or Trustees and
9 present and former officers of the funds. This complaint, filed in the U.S.
District Court for the Southern District of New York on January 10, 2005,
consolidates into a single action and amends six individual previously-filed putative derivative and class action complaints. Like those prior complaints, the complaint alleges that the Manager charged excessive fees for distribution and other costs, improperly used assets of the funds in the form of directed brokerage commissions and 12b-1 fees to pay brokers to promote sales of the funds, and failed to properly disclose the use of assets of the funds to make those payments in violation of the Investment Company Act of 1940 and the
Investment Advisers Act of 1940. Also, like those prior complaints, the complaint further alleges that by permitting and/or participating in those actions, the Directors/Trustees and the Officers breached their fiduciary duties to shareholders of the funds under the Investment Company Act of 1940 and at common law. The complaint seeks unspecified compensatory and punitive damages, rescission of the funds' investment advisory agreements, an accounting of all fees paid, and an award of attorneys' fees and litigation expenses.

      The Oppenheimer defendants believe that the allegations contained in the
Complaints are without merit and that they, the funds named as Nominal
Defendants, and the Directors/Trustees of those funds have meritorious defenses against the claims asserted. The Oppenheimer defendants intend to defend these lawsuits vigorously and to contest any claimed liability, and they have retained legal counsel to defend such suits. The Oppenheimer defendants believe that it is premature to render any opinion as to the likelihood of an outcome unfavorable to them and that no estimate can yet be made with any degree of certainty as to the amount or range of any potential loss.